UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-58433

Marshall Funds, Inc.

(Exact name of registrant as specified in charter)

111 East Kilbourn Avenue

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

John M. Blaser

M&I Investment Management Corp.

111 East Kilbourn Avenue

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 236-3863

Date of fiscal year end: August 31

Date of reporting period: August 31, 2008

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Not FDIC Insured	No Bank Guarantee	May Lose Value

Annual Report—Commentary	Marshall Large-Cap Value Fund

Fund Manager:	Daniel P. Brown, CFA
Began Investment Experience:	1997
Analysts:	Casey J. Sambs, CFA; Kenneth M. Conrad, CFA

The Marshall Large-Cap Value Fund returned –10.48% for the fiscal year ended August 31, 2008 versus the Lipper Large-Cap Value Funds Index and the Russell 1000® Value Index, which returned –14.27% and –14.66%, respectively. A slowing economy, slumping housing market and the tightening of the supply of credit all negatively affected the financial markets over the past twelve months.

In the past year, the Fund was helped by strong stock selection in the Industrials, and Technology sectors and a significant underweight in Financials. The Industrials sector was aided by the strong performance of the Fund’s defense stocks, Lockheed Martin (1.3% of the Fund, +19.2%) and General Dynamics (1.1% of the Fund, +19.3%) due to their stable earnings in a weakening economy. The active decision not to own General Electric contributed 122 basis points of relative outperformance as the stock was down 25.1% for the year. The attractiveness of reoccurring revenue allowed the Fund’s software stocks Symantec (1.5% of the Fund, +30.9%) and Oracle (0.6% of the Fund, +10.5%) to post impressive returns in a down market. Leery of the large number of write-offs related to bad loans, the Fund maintained an underweight in Financials and continues to focus on the higher quality banks that have increased their dividends, such as U.S. Bancorp (2.0% of the Fund, +1.0%) and PNC Financial (0.6% of the Fund, +6.5%).

The Fund’s focus on value opportunities did not provide protection from certain “value traps.” While positioning within the Information Technology sector, where there was a strong source of alpha for the Fund, the Fund’s position in Nvidia (0.0% of the Fund) dropped 66.7%, as it was sold during the fiscal year. The Fund’s holding of energy company Valero (0.6% of the Fund) also fell 48.7%, as refining margins plummeted due to record high oil prices.

The Fund maintained throughout the year a disciplined strategy of focusing on large U.S. companies with proven earnings, revenue growth, attractive valuations and the added benefit of attractive dividend yields. As of August 31, 2008, approximately 93% of stocks in the Fund pay dividends.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/08
	Fund	Russell 1000® VI	LLCVFI
1-year	(10.48)%	(14.66)%	(14.27)%
5-year	7.47%	8.55%	7.10%
10-year	5.26%	6.95%	5.13%

Average Annual
Total Returns (Advisor Class)
As of 8/31/08
	Fund	Russell 1000® VI	LLCVFI
1-year (NAV)	(10.48)%	(14.66)%	(14.27)%
1-year (Offer)	(15.62)%
5-year (NAV)	7.47%	8.55%	7.10%
5-year (Offer)	6.20%

Since Inception
(12/31/98)
NAV	3.43%	4.91%	3.05%
Offer	2.80%

Cumulative
Total Returns (Institutional Class)
As of 8/31/08
	Fund	Russell 1000® VI	LLCVFI
Since Inception
(2/1/08)	(6.57)%	(8.77)%	(8.18)%

Gross expenses for the Investor/Advisor and Institutional shares were 1.22% and 0.97%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	4.5%
Consumer Staples	12.8%

Energy	15.3%
Financials	19.4%
Healthcare	9.6%
Industrials	11.9%

Information Technology	9.1%
Materials	4.3%
Telecommunication Services	6.0%
Utilities	5.8%

Other Assets & Liabilities, Net	1.3%

Total	100.0%

Annual Report—Commentary	Marshall Large-Cap Growth Fund

Fund Managers:	Robert G. Cummisford, CFA and Alan K. Creech
Began Investment Experience:	1992 and 1995, respectively
Analyst:	Shane T. Sawyer, CFA

The Marshall Large-Cap Growth Fund returned –6.62% for the fiscal year ended August 31, 2008 versus the Lipper Large-Cap Growth Funds Index and the Russell 1000® Growth Index, which returned –6.18% and –6.77%, respectively.

Volatility continued to dominate the equity markets as investors contended with the economic impacts of sub-prime lending, declining housing markets, volatile energy and commodities prices, and ultimately fears of a recession. Market uncertainty typically leads investors toward traditional growth companies with proven track records in hopes of finding stability.

The Fund benefited most from its positions in the Technology, Materials, and Healthcare sectors. Gilead Sciences (1.4% of the Fund), a biotechnology firm specializing in HIV medications, was up 45.0% during the year and was the top contributor to Fund performance. Strong Technology performance came from Apple Computer (3.6% of the Fund), Marvell Technology (0.0% of the Fund) and IBM (0.0% of the Fund). These stocks were up 22.4%, 27.0% and 25.2%, respectively. Agricultural biotech firm Monsanto (1.8% of the Fund) was up 65.0% during the year.

The Consumer Discretionary and Financials sectors remained troubled areas for investing for the majority of the year. The Fund’s positions in Consumer Discretionary stocks detracted from performance despite the reduced exposure to the sector. Investments in companies like Kohl’s (retail clothing), Garmin (GPS systems), and ITT Educational Services (post-secondary education) proved ill-timed and were sold at a loss.

The Fund also lost ground due to investments in Consumer Staples stocks. The Fund remained largely underweight in the sector for much of the year based on valuations and muted growth expectations, however market turmoil led investors to seek a safe haven in the sector. Additionally, investments in agricultural commodity company Archer Daniels (0.0% of the Fund) and beverage distributor Hansen Natural (0.2% of the Fund) did not experience the growth as expected.

Financials actually proved to be a positive for the Fund as it avoided many of the troubled firms like Freddie Mac, Sallie Mae, and American Express. Instead, investments in companies such as financial advisor Charles Schwab (1.3% of the Fund) and diversified insurance company Assurant (1.1% of the Fund), were up 22.3% and 14.3%, respectively. Also, sales in several brokerage stocks prior to the problems encountered toward the year’s end were helpful.

The Fund maintained throughout the year a disciplined strategy of focusing on large U.S. companies with strong earnings and revenue growth opportunities. The Fund’s Adviser believes this will prove beneficial in the ensuing year as they work through this challenging market environment.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/08
	Fund	Russell 1000® GI	LLCGFI
1-year	(6.62)%	(6.77)%	(6.18)%
5-year	6.38%	6.09%	5.74%
10-year	3.18%	2.59%	2.26%

Average Annual
Total Returns (Advisor Class)

As of 8/31/08
	Fund	Russell 1000® GI	LLCGFI
1-year (NAV)	(6.62)%	(6.77)%	(6.18)%
1-year (Offer)	(12.00)%
5-year (NAV)	6.38%	6.09%	5.74%
5-year (Offer)	5.13%

Since Inception
(12/31/98)
NAV	0.54%	(0.54)%	(0.79)%
Offer	(0.07)%

Cumulative
Total Returns (Institutional Class)
As of 8/31/08
	Fund	Russell 1000® GI	LLCGFI
Since Inception
(2/1/08)	(1.09)%	2.20%	3.59%

Gross expenses for the Investor/Advisor and Institutional shares were 1.27% and 1.02%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	5.9%
Consumer Staples	10.7%

Energy	13.1%
Financials	5.8%
Healthcare	11.8%
Industrials	12.7%

Information Technology	28.5%
Materials	5.5%
Telecommunication Services	0.8%
Utilities	3.3%

Other Assets & Liabilities, Net	1.9%

Total	100.0%

Annual Report—Commentary	Marshall Mid-Cap Value Fund

Fund Manager:	Matthew B. Fahey
Began Investment Experience:	1980
Analysts:	Gregory S. Dirkse, CFA; Laura Hosbein, CFA; Brian J. Janowski, CFA, CPA

The Marshall Mid-Cap Value Fund returned –10.27% for the fiscal year ended August 31, 2008 versus the Lipper Mid-Cap Value Funds Index and the Russell Midcap® Value Index, which returned –9.61% and –10.44%, respectively.

On a relative basis, the Fund’s performance was slightly better than the Russell Benchmark, and trailed the Lipper benchmark by less than 1%. In a relatively short investment time period such as one year, performance versus an index can be expected to vary. This year, all three performed relatively in line with each other.

Three of the ten economic sectors in the Russell Index recorded positive results. Two sectors, both tied to the global growth theme, namely Energy and Basic Materials, led the Index. Healthcare, a relatively small component of the Index, rose modestly. The Fund recorded positive results in Energy, but trailed the Index results in Basic Materials and Healthcare. The underperformance in Basic Materials was the largest negative deviation among the sectors. Not owning Mosaic Co. and U.S. Steel Co. detracted from relative performance, as both stocks were up significantly and represented large weightings in the Index.

An underweight position in Financials, coupled with strong stock picking, propelled significant positive variances versus the Index in this group. The average stock in Financials was down approximately 13% versus an average of over 22% in the Index. The Financials sector represents the largest part of the Index with a weight of almost 30%. This sector poses the greatest challenge to investors as the housing related debacle continues to create a high level of uncertainty. Cheap stocks were found in the group, however, understanding the various aspects of the credit crunch continues to be difficult. The Fund maintains an underweight position in Financials relative to the Index.

The Consumer Discretionary sector in the Index was down almost 25% as consumers retrenched, causing many consumer stocks to perform poorly. The Fund’s holdings were down less, providing strong relative outperformance. While no specific stock propelled the outperformance, avoiding many of the significant drops in several stocks (over 50%) helped performance.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/08
	Fund	RMCVI	LMCVFI
1-year	(10.27)%	(10.44)%	(9.61)%
5-year	8.48%	11.90%	10.09%
10-year	10.99%	10.86%	10.17%

Average Annual
Total Returns (Advisor Class)
As of 8/31/08
	Fund	RMCVI	LMCVFI
1-year (NAV)	(10.27)%	(10.44)%	(9.61)%
1-year (Offer)	(15.42)%
5-year (NAV)	8.48%	11.90%	10.09%
5-year (Offer)	7.21%

Since Inception
(12/31/98)
NAV	9.81%	9.17%	8.73%
Offer	9.14%

Cumulative
Total Returns (Institutional Class)
As of 8/31/08
	Fund	RMCVI	LMCVFI
Since Inception
(2/1/08)	(3.03)%	(2.61)%	(3.10)%

Gross expenses for the Investor/Advisor and Institutional shares were 1.21% and 0.96%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	14.6%
Consumer Staples	6.6%

Energy	6.8%
Financials	22.5%
Healthcare	7.9%
Industrials	9.6%

Information Technology	10.9%
Materials	8.3%
Telecommunication Services	2.0%
Utilities	8.1%

Other Assets & Liabilities, Net	2.7%

Total	100.0%

Annual Report—Commentary	Marshall Mid-Cap Growth Fund

Fund Managers:	Kenneth S. Salmon and Patrick M. Gundlach, CFA
Began Investment Experience:	1986 and 2002, respectively
Analysts:	Bryan J. Bigari, CFA; Ryan P. Bushman; Earl R. DeLaet, CFA

The Marshall Mid-Cap Growth Fund returned –2.06% for the fiscal year ended August 31, 2008 versus the Lipper Mid-Cap Growth Funds Index and the Russell Midcap® Growth Index, which returned –6.44% and –7.57%, respectively.

The fiscal year may be characterized as a tale of two markets as the bull market in equities ended in late 2007 and a bear market began to unfold in 2008. Important themes influencing returns were the now well-publicized problems in the credit markets and the resultant negative impact on U.S. economic growth, the subsequent slowdown in economies around the world, and the abrupt end to the bull markets in various commodities.

Thus, the top-performing sectors were Healthcare, Telecommunication Services, Energy and Materials, with the inclusion of the latter two the result of a combination of the sheer strength of the prior bull market in Energy and other commodities, and the timing of the Fund’s fiscal year-end. For example, the price of crude oil has declined by approximately one-third during the past few months and the stock price of the typical exploration and production company has declined by an even larger amount.

The Fund’s performance was driven primarily by stock selection as sector allocation had a modestly negative impact. Healthcare, Materials and Energy produced the highest returns versus the Russell benchmark while Consumer Staples, Financials and Utilities provided the worst.

The top five winners in the Fund for the period were: Ultra Petroleum (0.0% period-ending weight in the Fund, up 65.6%); Petrohawk Energy (2.7%, up 128.6%); Quicksilver Resources (0.0%, up 52.2%); Central European Distribution (2.3%, up 31.5%); and Transocean, Inc. (0.0%, up 41.1%). The five worst performers were: Crocs, Inc. (0.0%, down 49.1%); Pilgrim Pride Corp. (0.0%, down 38.2%); Goodyear Tire (0.0%, down 39.9%); Central European Media (1.8%, down 25.5%); and Exco Resources (2.0%, down 25.5%).

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/08
	Fund	RMCGI	LMCGFI
1-year	(2.06)%	(7.57)%	(6.44)%
5-year	8.13%	9.69%	9.75%
10-year	8.05%	8.05%	8.69%

Average Annual
Total Returns (Advisor Class)
As of 8/31/08
	Fund	RMCGI	LMCGFI
1-year (NAV)	(2.06)%	(7.57)%	(6.44)%
1-year (Offer)	(7.72)%
5-year (NAV)	8.13%	9.69%	9.75%
5-year (Offer)	6.85%

Since Inception
(12/31/98)
NAV	5.08%	4.98%	5.39%
Offer	4.44%

Cumulative
Total Returns (Institutional Class)
As of 8/31/08
	Fund	RMCGI	LMCGFI
Since Inception
(2/1/08)	0.29%	(1.72)%	(2.77)%

Gross expenses for the Investor/Advisor and Institutional shares were 1.27% and 1.02%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	14.7%
Consumer Staples	8.3%

Energy	15.5%
Financials	2.7%
Healthcare	13.0%
Industrials	20.4%

Information Technology	13.0%
Materials	6.2%
Telecommunication Services	2.5%

Other Assets & Liabilities, Net	3.7%

Total	100.0%

Annual Report—Commentary	Marshall Small-Cap Growth Fund

Fund Managers:	Kenneth S. Salmon and Patrick M. Gundlach, CFA
Began Investment Experience:	1986 and 2002, respectively
Analysts:	Bryan J. Bigari, CFA; Ryan P. Bushman; Earl R. DeLaet, CFA

The Marshall Small-Cap Growth Fund returned –10.37% for the fiscal year ended August 31, 2008 versus the Lipper Small-Cap Growth Funds Index and the Russell 2000® Growth Index, which returned –10.70% and –3.79%, respectively.

The fiscal year may be characterized as a tale of two markets as the bull market in equities ended in late 2007 and a bear market began to unfold in 2008. Important themes influencing returns were the now well-publicized problems in the credit markets and the resultant negative impact on U.S. economic growth, the subsequent slowdown in economies around the world, and the abrupt end to the bull markets in various commodities.

Thus, the top-performing sectors were Healthcare, Telecommunication Services and Energy with the latter’s inclusion the result of a combination of the sheer strength of the prior bull market in Energy and the timing of the Fund’s fiscal year-end. For example, the price of crude oil has declined by approximately one-third during the past few months and the stock price of the typical exploration and production company has declined by an even larger amount.

The Fund’s performance was driven primarily by stock selection with sector allocation making a modestly positive contribution. Energy, Healthcare and Telecommunication Services produced the highest returns versus the Russell benchmark, while Information Technology, Materials and Consumer Discretionary provided the worst.

The top five winners in the Fund for the period were: Contango Oil and Gas (3.1% period-ending weight in the Fund, up 94.3%); BPZ Energy (0.0%, up 103.1%); GMX Resources (0.0%, up 123.6%); American Superconductor (1.0%, up 54.4%); and Central European Distribution (2.2%, up 31.5%). The five worst performers were: Nexcen Brands (0.0%, down 91.5%); Quest Resource Corp. (0.0%, down 55.4%); Orion Energy Systems (0.0%, down 60.3%); Apogee Enterprises (0.0%, down 36.4%); and Taseko Mines (0.7%, down 43.7%).

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class)*
As of 8/31/08
	Fund	Russell 2000® GI	LSCGI
1-year	(10.37)%	(3.79)%	(10.70)%
5-year	11.01%	8.67%	6.45%
10-year	9.50%	6.97%	8.18%

Average Annual
Total Returns (Advisor Class)
As of 8/31/08
	Fund	Russell 2000® GI	LSCGI
1-year (NAV)	(10.37)%	(3.79)%	(10.70)%
1-year (Offer)	(15.52)%
5-year (NAV)	11.01%	8.67%	6.45%
5-year (Offer)	9.71%

Since Inception
(12/31/98)
NAV	6.91%	3.88%	5.58%
Offer	6.26%

Cumulative
Total Returns (Institutional Class)
As of 8/31/08
	Fund	Russell 2000® GI	LSCGI
Since Inception
(2/1/08)	(3.46)%	5.15%	(2.10)%

Gross expenses for the Investor/Advisor and Institutional shares were 1.53% and 1.28%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**

Sector	Fund
Consumer Discretionary	13.0%
Consumer Staples	8.2%

Energy	13.9%
Financials	2.7%
Healthcare	21.6%
Industrials	19.8%

Information Technology	16.2%
Materials	2.1%
Telecommunication Services	1.0%
Other Assets & Liabilities, Net	1.5%

Total	100.0%

Annual Report—Commentary	Marshall International Stock Fund

Investment Adviser: Sub-advisers:	M&I Investment Management Corp. Acadian Asset Management, LLC Trilogy Global Advisors, LLC

The Marshall International Stock Fund returned –18.11% for the fiscal year ended August 31, 2008 versus the Lipper International Multi-Cap Core Funds Index and the Morgan Stanley Capital International Europe, Australasia, Far East Index (EAFE) of –14.22% and –14.41%, respectively.

The global market environment changed materially in mid-2007, reflecting unease among investors, who are reacting to a host of issues including:

•	U.S. housing market meltdown and its effect on the U.S. and global economies
•	Exposure of major global financial institutions to sub-prime loans
•	Tightening of global credit
•	Elevated price of oil and other inflation triggers
•	Geopolitical instability of global hot spots such as Iraq, Iran, Pakistan and North Korea.

During this tumultuous period, all major sectors with the exception of Utilities posted negative returns. Geographically, all non-U.S. regions generated negative returns during the period. Emerging Markets also generated negative returns, but finished ahead of the aggregate return of the developed regions during the period. Generally, investors avoided value issues and sought safety in large, liquid stocks perceived to have more assured earnings in an increasingly uncertain global economy.

Acadian’s portfolio trailed its EAFE Value benchmark as the credit crisis led to hedge fund de-leveraging and the shrinking of their quantitative equity portfolios to meet margin calls. Significant money flowed out of quantitative equity strategies similar to Acadian’s, causing those strategies to suffer more significant negative returns. The markets which saw the most negative return from stock selection included Japan, Germany, and France. The portfolio also was most challenged in Industrials, Consumer Discretionary and Materials sectors.

Trilogy’s portfolio was comparable to its EAFE Growth benchmark. During the fiscal year, stock selection in the Financials, Healthcare and Industrials sectors added the most relative value while holdings in the Information Technology, Consumer Staples, and Energy sectors detracted the most from performance. Geographically, stock selection in Hong Kong, Sweden and France contributed positively to performance while holdings in Germany, Japan, and Norway detracted from performance. On an individual stock basis, significant contributors for the period were Cairn Energy, Sun Hung Kai Properties, and Elekta, while detractors included Mediolanum, Acergy, and Nokia.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

The Lipper International Multi-Cap Core Index is replacing the Lipper International Multi-Cap Growth Index as the Fund’s benchmark. Lipper has reclassified the Fund based on a review of the Fund’s current portfolio holdings. The Lipper International Multi-Cap Growth Index will be excluded from this comparison in the future.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/08
	Fund	EAFE	LIMCGFI	LIMCCFI
1-year (Class Y)	(18.11)%	(14.41)%	(12.78)%	(14.22)%
1-year (Class I)	(17.74)%	(14.41)%	(12.78)%	(14.22)%
5-year (Class Y)	10.06%	13.86%	15.03%	13.21%
5-year (Class I)	10.38%	13.86%	15.03%	13.21%
10-year (Class Y)	5.68%	6.34%	6.96%	7.91%

Since Inception
(9/1/99) (Class I)	4.27%	4.39%	5.20%	5.98%

Average Annual
Total Returns (Advisor Class)
As of 8/31/08
	Fund	EAFE	LIMCGFI	LIMCCFI
1-year (NAV)	(18.11)%	(14.41)%	(12.78)%	(14.22)%
1-year (Offer)	(22.83)%
5-year (NAV)	10.08%	13.86%	15.03%	13.21%
5-year (Offer)	8.78%

Since Inception
(12/31/98)
NAV	4.64%	4.85%	5.92%	6.89%
Offer	4.00%

Gross expenses for the Investor/Advisor and Institutional shares were 1.45% and 1.20%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 5.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Consumer Discretionary	11.7%
Consumer Staples	7.1%

Energy	8.6%
Financials	18.9%
Healthcare	8.2%
Industrials	15.7%

Information Technology	9.6%
Materials	11.7%
Telecommunication Services	3.8%
Utilities	3.3%

Other Assets & Liabilities, Net	1.4%

Total	100.0%

Annual Report—Commentary	Marshall Aggregate Bond Fund

Fund Manager:	Jason D. Weiner, CFA
Began Investment Experience:	1989
Analysts:	David M. Komberec, CFA; Andrew M. Reed; Matthew S. Dean, CFA; Vincent S. Russo, CFA; Matthew J. Olmsted, CFA

The Marshall Aggregate Bond Fund returned 4.32% for the fiscal year ended August 31, 2008 versus the Lipper Intermediate Investment Grade Debt Fund Index and the Lehman Aggregate Bond Index, which returned 1.79% and 5.86%, respectively.

The fiscal year 2008 saw a very active Federal Reserve, which aggressively eased rates 325 basis points from September 2007 to April 2008. The main focus of the Fed’s rate cut cycle was the fast deterioration in the housing market. Home prices declined over 18% from the peak in June 2006 through the Fund’s fiscal year-end. The home price slide caused a massive contagion in the credit markets, which saw financial companies start a capital raising campaign. The weak financial markets caused fear and panic for investors causing selling across the board in stocks and bonds. Unemployment steadily crept up during the year as well, and the unemployment rate rose to 6.1% from 4.7%. With the uncertainty in the markets and further economic deterioration expected, investors clamored for the safety of the government as the flight to quality ensued. Treasury yields slipped substantially on the short end of the curve as the six-month Treasury yield fell 226 basis points over the fiscal year. The five-year Treasury yield also fell 116 basis points to end the fiscal year at 3.08%.

The Fund fared well during the extremely volatile fiscal year. While the Fund was underweight in Treasury securities, which pulled down performance slightly, it was overweight in Agencies and the high quality mortgage sector helping the overall performance. Spread product, even high quality finance bonds, was hurt from the credit crunch. The Fund will continue to underweight the Treasury sector as the price rally leaves little room for further appreciation from current levels. The Fund will continue to exploit high quality spread product in the commercial and residential mortgage market, while selectively looking for opportunities in the corporate space.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/08
	Fund	LABI	LIIGDF
1-year (Class Y)	4.32%	5.86%	1.79%
Since Inception
(Class Y) (6/1/07)	5.18%	6.11%	2.26%
1-year (Class I)	4.58%	5.86%	1.79%
Since Inception
(Class I) (6/1/07)	5.44%	6.11	2.26%

Average Annual
Total Returns (Advisor Class)
As of 8/31/08
	Fund	LABI	LIIGDF
1-year (Nav)	4.44%	5.86%	1.79%
1-year (Offer)	0.55%
Since Inception
(6/1/07)
NAV	5.18%	6.11%	2.26%
Offer	2.02%

Gross expenses for the Investor/Advisor and Institutional shares were 0.91% and 0.66%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 3.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Asset-Backed Securities	1.7%
Collateralized Mortgage Obligations	9.8%

Commercial Mortgage Securities	11.7%
Corporate Bonds & Notes	29.2%
U.S. Government & U.S Government Agency Obligations	22.1%
U.S. Government Agency - Mortgage Securities	44.4%

Other Assets & Liabilities, Net	(18.9)%

Total	100.0%

Annual Report—Commentary	Marshall Government Income Fund

Fund Manager:	Jason D. Weiner, CFA
Began Investment Experience:	1989
Analyst:	David M. Komberec, CFA; Andrew M. Reed; Matthew S. Dean, CFA; Vincent S. Russo, CFA; Matthew J. Olmsted, CFA

The Marshall Government Income Fund returned 4.01% for the fiscal year ended August 31, 2008 versus the Lipper U.S. Mortgage Funds Index and the Lehman Brothers Mortgage-Backed Securities Index, which returned 3.21% and 7.03%, respectively.

Fiscal year 2008 proved to be interesting for the economy, markets, and most of all the Federal Reserve. The Fed, partnered with the Treasury, developed and utilized many different tools throughout the last year. The Fed relied on its trusted rate easing powers to reduce rates 325 basis points during the first part of fiscal 2008. After the aggressive easing cycle the Fed decided with the Treasury to open the discount window to investment banks for the first time in history, through the Primary Dealer Credit Facility. These unprecedented efforts calmed investor fear for short stints as the deteriorating economy and housing market brought the stock and bond markets into deep red figures. Housing prices fell over 18% during the fiscal year, prompting the contagion to spread into the credit markets. Financials saw the waves of fear approaching and mounted a massive capital raising blitz. However, the efforts were “too little, too late” as the panic deepened and investors sold spread product and moved to the safety of the government. Government bond prices rallied especially on the short end of the yield curve as yields gave up 240 and 177 basis points on the three-month Treasury bill and the two-year Treasury note, respectively.

The Fund quickly moved to a neutral duration position versus the benchmark during the first part of fiscal 2008 in an attempt to sustain the market volatility. The Fund had, and continues to have, a bearish stance on the Treasury sector, as prices have sustained huge rallies. The Fund did not see much value left in the Treasury market and therefore utilized high quality residential and commercial mortgage backed securities. Even though these high quality spread products did not perform quite as well as Treasury securities, they are well poised going forward in fiscal 2009.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/08
	Fund	LMI	LUSMI
1-year (Class Y)	4.01%	7.03%	3.21%
1-year (Class I)	4.16%	7.03%	3.21%
5-year (Class Y)	4.07%	5.04%	3.60%
10-year (Class Y)	4.69%	5.73%	4.59%
Since Inception
(6/1/07) (Class I)	4.58%	6.79%	3.32%

Average Annual
Total Returns (Advisor Class)
As of 8/31/08
	Fund	LMI	LUSMI
1-year (NAV)	4.01%	7.03%	3.21%
1-year (Offer)	0.09%
5-year (NAV)	3.90%	5.04%	3.60%
5-year (Offer)	3.11%

Since Inception
(12/31/98)
NAV	4.53%	5.71%	4.58%
Offer	4.12%

Gross expenses for the Investor/Advisor and Institutional shares were 0.86% and 0.61%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 3.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**

Sector	Fund
Asset-Backed Securities	1.5%
Collateralized Mortgage Obligations	22.7%
Commercial Mortgage Securities	10.0%

Corporate Bonds & Notes	1.4%
U.S. Government & U.S. Government Agency Obligations	8.1%
U.S. Government Agency - Mortgage Securities	84.9%

Other Assets & Liabilities, Net	(28.6)%

Total	100.0%

Annual Report—Commentary	Marshall Intermediate Tax-Free Fund

Fund Managers:	John D. Boritzke, CFA and Duane A. McAllister, CFA
Began Investment Experience:	1983 and 1987, respectively
Analyst:	Andrew W. Tillman

The Marshall Intermediate Tax-Free Fund returned 6.84% for the fiscal year ended August 31, 2008 versus the Lipper Intermediate Municipal Debt Funds Index and the Lehman Brothers 7-Year General Obligations Bond Index, which returned 4.21% and 7.16%, respectively.

The challenge in writing this report is how to describe all that occurred in such a short space, even for the normally steady municipal market. In response to the credit crunch that began in earnest a year ago, the Federal Reserve cut rates by 325 basis points during fiscal year 2008 among many other measures. The slowing economy and market turmoil pressured investment banks and other financial institutions, including the AAA ratings of monoline insurers. For years, the insurers have held a dominant position in the market, at times comprising as much as 70% of new supply, but as their ratings were lowered, confusion and price uncertainty rippled through the market.

The Fund was well positioned for this turmoil due to its relatively high-quality, intermediate focus. Yet, it was not a smooth transition for the market from near total dependency on bond insurers to, essentially, ignoring their enhancement completely. At times, the market was extremely illiquid, hurt further by the merger and/or demise of several municipal dealers. Ultimately, the very highest quality issues among the intermediate maturity segment, three to seven years especially, performed the best as the yield curve steepened. Widening credit spreads caused lower quality issues to lag.

The flipside of the turmoil in the tax-exempt market was that at the close of the fiscal period, the relative value of municipal yields rarely has been better. Although nominal yields have fallen over the year, they have not kept pace with the decline in Treasury yields. With tax-rates potentially on the rise, retail investors have taken notice of the municipal market again and demand has increased.

One strategy that has enhanced performance over the past year has been to focus not just on finding securities to buy at attractive yields, but also a willingness to sell bonds at favorable prices when demand is strong. Part of what makes this work is a plentiful new supply of bonds to replace any that are sold, but also identifying pockets of demand at above market levels. The Fund is particularly well suited to respond to these and other market inefficiencies due to the experience of the existing investment team and the Fund’s competitive size.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

Average Annual
Total Returns (Investor Class)*
As of 8/31/08
	Fund	L7GO	LIMDI
1-year	6.84%	7.16%	4.21%
5-year	3.63%	4.49%	3.45%
10-year	4.11%	4.93%	3.99%

Gross expenses: 1.15%. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Credit Ratings**
Sector	Fund
AAA	21.4%
AA	31.2%

A	13.3%
BBB	7.7%
NR	23.5%
Other Assets & Liabilities, Net	2.9%

Total	100.0%

Annual Report—Commentary	Marshall Short-Intermediate Bond Fund

Fund Manager:	Jason D. Weiner, CFA
Began Investment Experience:	1989
Analysts:	David M. Komberec, CFA; Andrew M. Reed; Matthew S. Dean, CFA; Vincent S. Russo, CFA; Matthew J. Olmsted, CFA

The Marshall Short-Intermediate Bond Fund returned 1.91% for the fiscal year ended August 31, 2008 versus the Lipper Short/Intermediate Investment Grade Debt Funds Index and the Lehman Brothers Government/Credit Intermediate Index, which returned 2.62% and 6.05%, respectively.

The Federal Reserve was extremely active during the 2008 fiscal year. Not only did the Fed cut rates by 325 basis points, but they also utilized a number of other tools in an attempt to quell the deteriorating housing market. Home prices declined over 18% from the peak in June 2006 through the Fund’s fiscal year-end. As home prices declined, credit markets began to feel the pain as a massive flight to quality ensued. Unemployment crept up to 6.1% as more and more people searched for work due to the contraction in the housing and financial markets. Inflation also broke out of the Fed’s comfort zone as headline inflation ended the fiscal year at 5.4%. Oil was a major contributor to the inflation figure even as oil sold off more than 20% from its peak of $145 per barrel in mid-July. With mounting volatility, investors clamored for safety in government securities. Treasury yields slipped substantially on the short end of the curve as the six-month Treasury yield fell 226 basis points over the fiscal year. The two-year yield also fell 177 basis points to end the fiscal year at 2.37%.

The Fund moved its duration into a neutral stance versus the benchmark in an attempt to curb the market volatility. The Fund exploited oversold corporate bonds at historical wide spreads. Unfortunately, as the credit crunch developed the positions didn’t recover as quickly as initially thought, which detracted from performance. However, with high quality spread product and the expected recovery of the housing and financial system, the Fund should be well positioned for market opportunities over the next fiscal year.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/08
	Fund	LGCI	LSIDF
1-year (Class Y)	1.91%	6.05%	2.62%
1-year (Class I)	2.05%	6.05%	2.62%
5-year (Class Y)	3.18%	4.20%	3.11%
10-year (Class Y)	4.32%	5.44%	4.39%
Since Inception
(6/1/07) (Class I)	2.55%	6.63%	3.04%

Average Annual
Total Returns (Advisor Class)
As of 8/31/07
	Fund	LGCI	LSIDF
1-year (NAV)	1.80%	6.05%	2.62%
1-year (Offer)	(2.05)%
5-year (NAV)	2.98%	4.20%	3.11%
5-year (Offer)	2.19%

Since Inception
(12/31/98)
NAV	4.12%	5.33%	4.32%
Offer	3.71%

Gross expenses for the Investor/Advisor and Institutional shares were 0.85% and 0.60%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 3.75% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**

Sector	Fund
Asset-Backed Securities	1.6%
Collateralized Mortgage Obligations	20.7%
Commercial Mortgage Securities	14.6%

Corporate Bonds & Notes	36.1%
U.S. Government & U.S. Government Agency Obligations	13.5%
U.S. Government Agency Mortgage Securities	29.0%

Other Assets & Liabilities, Net	(15.5)%

Total	100.0%

Annual Report—Commentary	Marshall Short-Term Income Fund

Fund Manager:	Richard M. Rokus, CFA
Began Investment Experience:	1993
Analysts:	David M. Komberec, CFA; Andrew M. Reed; Matthew S. Dean, CFA; Vincent S. Russo, CFA; Genny C. Lynkiewicz, CFA; Matthew J. Olmsted, CFA

The Marshall Short-Term Income Fund returned 3.38% for the fiscal year ended August 31, 2008 versus the Lipper Short-Term Investment Grade Debt Fund Index and the Merrill Lynch 1-3 Year U.S. Government/Corporate Index, which returned 1.62% and 5.81%, respectively.

The Federal Reserve cut rates by 325 basis points during the Fund’s fiscal year. The Federal Reserve and the Treasury also utilized a number of other tools to support the markets and the economy. For example, the Primary Dealer Credit Facility allowed investment banks, including broker-dealers, to borrow directly from the Federal Reserve in an attempt to provide needed liquidity to help quell the mounting housing and credit deterioration. The plan worked, but in relatively short-lived bursts, as the economy continued to weaken.

Housing prices declined over 18% from the peak in June 2006 to August 2008. As home prices declined, credit markets began to feel the pain as well. The liquidity provided by the government and repeated capital-raising steps by financial corporations were unable to cure the mounting contagion. Unemployment crept up to 6.1% as more people searched for work due to the contraction in the housing and financial markets. Inflation also broke out of the Federal Reserve’s comfort zone as headline inflation ended fiscal year 2008 at 5.4%. Oil was a major contributor to the inflation figure even as oil sold off more than 20% from its peak of $145 per barrel in mid-July. With excess volatility, investors flocked to safety in government securities. Treasury yields fell substantially on the short end of the curve as the three-month Treasury started the fiscal year at 4.11%, and ended at 1.71%. The two-year yield was no exception, starting the fiscal year at 4.13% and ending at 2.37%.

The Marshall Short-Term Income Fund performed well in a very volatile fixed income market. The Fund continued its underweight stance in Treasuries, which detracted from performance. Treasuries were and continue to be expensive due to the strong flight to quality and the Fund continues its underweight position into fiscal 2009. The Fund also exploited the high quality residential and commercial mortgage-backed securities sector along with high quality asset-backed securities. The Fund moved its duration exposure to neutral in an attempt to offset some of the market volatility going into fiscal year 2009.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses. Sales loads applicable to the Advisor Class shares would reduce the performance shown above.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/08
	Fund	ML13	LSTIDI
1-year (Class Y)	3.38%	5.81%	1.62%
1-year (Class I)	3.76%	5.81%	1.62%
5-year (Class Y)	3.31%	3.63%	2.68%
10-year (Class Y)	4.16%	4.77%	3.84%
Since Inception
(6/1/07) (Class I)	3.97%	6.35%	2.09%

Average Annual
Total Returns (Advisor Class)
As of 8/31/08
	Fund	ML13	LSTIDI
1-year (NAV)	3.38%	5.81%	1.62%
1-year (Offer)	1.36%
5-year (NAV)	3.13%	3.63%	2.68%
5-year (Offer)	2.72%

Since Inception
(10/31/00)
NAV	3.86%	4.66%	3.62%
Offer	3.59%

Gross expenses for the Investor/Advisor and Institutional shares were 0.85% and 0.60%, respectively. The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. Performance based on offering price (“offer”) reflects the 2.00% sales charge. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Asset-Backed Securities	15.4%
Collateralized Mortgage Obligations	27.6%

Commercial Mortgage Securities	13.2%
Corporate Bonds & Notes	12.5%
Municipals	2.9%
Mutual Funds	7.8%
U.S. Government & U.S. Government Agency Obligations	13.0%
U.S. Government Agency-Mortgage Securities	6.5%

Other Assets & Liabilities, Net	1.1%

Total	100.0%

Annual Report—Commentary	Marshall Prime Money Market Fund

Fund Manager:	Richard M. Rokus, CFA
Began Investment Experience:	1993
Analysts:	David M. Komberec, CFA; Andrew M. Reed; Vincent S. Russo, CFA; Genny C. Lynkiewicz, CFA; Matthew J. Olmsted, CFA

The Marshall Prime Money Market Fund returned 3.65% for the fiscal year ended August 31, 2008 versus the Lipper Money Market Funds Index and the iMoney Net, Inc. Money Fund Report Averages, which returned 3.35% and 3.07%, respectively.

The Federal Reserve, coupled with the Treasury, was faced with unprecedented times during fiscal year 2008. The Federal Reserve cut 325 basis points off rates in an attempt to calm the housing and credit markets. Rate cuts, while well received, were extremely short lived. This prompted the Federal Reserve and the Treasury to act together to inject liquidity in alternative forms, including the Primary Dealer Credit Facility which allowed investment banks, or non-depository institutions, to borrow directly from the Federal Reserve. The new facility eased investor fears for a short period of time, as the economy continued to crumble.

Housing prices declined over 18% from the peak in June 2006 to the Fund’s fiscal year-end. Credit markets felt the wrath of the housing market as the Financials sector’s attempt to raise capital backfired and investors liquidated stocks and bonds and moved to the safety of the government. As a result of the tumbling markets, unemployment began to rise, closing out the fiscal year at 6.1%. Inflation also exceeded the Federal Reserve’s comfort zone with headline inflation closing out the fiscal year at 5.4%. Oil was a major contributor to the inflation figure, even as oil sold off more than 20% from its peak of $145 per barrel in mid-July. With excess volatility, investors flocked to safety in government securities. Treasury yields fell substantially on the short end of the curve as the three-month Treasury started the fiscal year at 4.11%, and ended at 1.71%. The six-month T-Bill yield also fell substantially from 4.20% and closed out the fiscal year at 1.95%.

The Marshall Prime Money Market Fund performed exceptionally well during the fiscal year. The Fund was and will continue to underweight Treasury securities due to their already very low yield. The Fund utilized Asset Backed Commercial Paper to gain some yield advantage. The Fund also opted for Libor-based floaters as they offer a comparable spread advantage to U.S.-based floaters. The Fund also extended its average weighted maturity to capitalize on opportunities down the curve, which should have the Fund well positioned going into fiscal 2009.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Advisor Class shares and the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class (Y)* and Institutional Class (I))
As of 8/31/08
	Fund	MFRA	LMMFI
1-year (Class Y)	3.65%	3.07%	3.35%
1-year (Class I)	3.91%	3.07%	3.35%
5-year (Class Y)	3.18%	2.88%	2.92%
5-year (Class I)	3.43%	2.88%	2.92%
10-year (Class Y)	3.50%	3.18%	3.24%

Since Inception
(4/30/00) (Class I)	3.44%	2.86%	2.91%
7-day Current Yield (Y) 2.37%
7-day Current Yield (I) 2.62%

Average Annual
Total Returns (Advisor Class)
As of 8/31/08
	Fund	MFRA	LMMFI
1-year	3.34%	3.07%	3.35%
5-year	2.87%	2.88%	2.92%
10-year	3.19%	3.18%	3.24%
7-day Current Yield 2.07%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Commercial Paper	46.7%
Corporate Bonds & Notes	7.1%
U.S. Government & U.S. Government Agency Obligations	1.7%
Notes-Variable	29.2%
Repurchase Agreements	9.8%
Trust Demand Notes	5.4%
Other Assets & Liabilities, Net	0.1%

Total	100.0%

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Annual Report—Commentary	Marshall Government Money Market Fund

Fund Manager:	Richard M. Rokus, CFA
Began Investment Experience:	1993
Analyst:	Genny C. Lynkiewicz, CFA

The Marshall Government Money Market Fund returned 3.19% for the fiscal year ended August 31, 2008 versus the Lipper U.S. Government Money Market Funds Index and the iMoney Net, Inc. Government Money Market Index, which returned 2.86% and 2.52%, respectively.

The Federal Reserve cut rates by 325 basis points in one of the most aggressive easing cycles in history. The cut in rates was one of a number of tools utilized by the Federal Reserve and the Treasury in an attempt to calm the volatility within the markets. A tool that was enacted for the first time was the Primary Dealer Credit Facility, which allowed investment banks to borrow directly from the discount window, similar to a depository institution. The positive effect of the rate cuts and new availability with the discount window were short lived as the deterioration in the housing market spread to the credit markets. Corporations, particularly financial institutions, had a massive capital raising campaign to quell the contagion within the economy. Investor fears were sedated only for a short period of time as the huge flight to quality ensued as the markets and the economy continued to weaken.

Housing prices declined over 16% on a year-over-year basis at the same time inflation fears increased, ending August 2008 at 5.4%. Oil, a major contributor to the headline inflation figure, was up over 55% even with a 20% pull back in July. As a result of the tumbling markets, unemployment began to rise, closing out the fiscal year at 6.1%. Investors clamored for the safety of the government as Treasury yields fell substantially on the short end of the curve. The three-month Treasury started the fiscal year at 4.11%, and ended at 1.71%. The six-month T-Bill yield also fell substantially from a high of 4.20% during the fiscal year to end at 1.95%.

The Marshall Government Money Market Fund performed very well versus the benchmark to close out the fiscal year. Treasury securities continued their rally as the Fund maintained and will continue its underweight stance, due to their already very low yield. The Fund looks opportunistically to add to the Agency sector as Agency spreads have widened versus Treasuries. The Fund also will exploit floating rate notes that offer a comparable advantage to the Treasury sector. The Fund is well positioned to continue its strong performance into fiscal year 2009.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class)*
As of 8/31/08
	Fund	INGMMI	LUSGMMFI
1-year	3.19%	2.52%	2.86%

Since Inception
(5/17/04)	3.42%	2.94%	3.13%
7-day Current Yield 1.89%

Average Annual
Total Returns (Institutional Class)
As of 8/31/08
	Fund	INGMMI	LUSGMMFI
1-year	3.45%	2.52%	2.86%

Since Inception
(5/28/04)	3.69%	2.96%	3.15%
7-day Current Yield 2.14%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
U.S. Government & U.S. Government Agency Obligations	43.4%
Repurchase Agreements	56.5%
Other Assets & Liabilities, Net	0.1%

Total	100.0%

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Annual Report—Commentary	Marshall Tax-Free Money Market Fund

Fund Manager:	Craig J. Mauermann
Began Investment Experience:	1997
Analysts:	Scott R. Jennings; Erik R. Schleicher

The Marshall Tax-Free Money Market Fund returned 2.57% for the fiscal year ended August 31, 2008 versus the Lipper Tax Exempt Money Market Fund Index and the iMoney Net Fund Report Tax-Free National Retail, which returned 2.21% and 2.18%, respectively.

The past year has been one of the more tumultuous ones for the financial markets in recent history. The decline in housing prices nationwide led to a negative spiral in capital ratios throughout the financial and insurance industries. The U.S. is now seeing signs that the troubles on Wall Street are beginning to migrate to Main Street. Unemployment has been gradually rising and U.S. GDP has been trending lower. The past year also has seen extreme volatility in the Energy sector and in agricultural products. Rising demand for oil and gas throughout the world has outpaced new discoveries and a mandate to make more ethanol from U.S. corn has had a significant effect on the price of corn and corn substitutes, including wheat and soybeans. So the consumer has been getting hit from multiple directions: housing, the gas pump, and the grocery store. Despite this, consumer spending has held up remarkably well.

The Federal Reserve began cutting the Fed Funds rate in September 2007 and went on to cut from 5.25% to 2.00% by the April 30, 2008 meeting. The Federal Reserve also has trimmed the spread between the Fed Funds rate and the Discount rate to just 25 basis points, cutting from 6.25% to 2.25%. Since April, the Federal Reserve has not changed rates, though they have taken steps to inject additional liquidity into the market from time to time. We could see rates going either way in the coming months. If the economy weakens further, inflation may become less of a concern which could open the way for an additional Fed Funds rate cut. But if the U.S. consumer holds on and keeps spending, and we see a bottoming in the housing market, we could see the Federal Reserve begin to raise rates at some point in the coming year. As managers, we will always hedge our views (and portfolio positions) to find the best fit of stability, flexibility, and performance.

We positioned the Fund to have a longer average weighted maturity during much of the year and especially during the summer months. We bought notes whenever we perceived relative value, while maintaining the vast majority of assets in securities that reset daily or weekly. The Fund remained widely diversified across sectors and industries.

Growth of an Assumed $10,000 Investment*

For explanations of indexes and other notes, please refer to page 15.

The above graph relates to the Investor Class shares of the Fund. Performance for the Institutional Class shares will vary from the performance of the Investor Class shares shown above due to differences in charges and expenses.

Average Annual
Total Returns (Investor Class)*
As of 8/31/08
	Fund	LTEMMFI	IMNTFNR
1-year	2.57%	2.21%	2.18%

Since Inception
(9/22/04)	2.62%	2.39%	2.37%
7-day Current Yield 1.73%

Average Annual
Total Returns (Institutional Class)
As of 8/31/08
	Fund	LTEMMFI	IMNTFNR
1-year	2.83%	2.21%	2.18%

Since Inception
(6/29/05)	3.12%	2.63%	2.60%
7-day Current Yield 1.98%

The performance data quoted represents past performance which is no guarantee of future results. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. To receive current performance to the most recent month-end, please call 1-800-236-3863.

Portfolio Sector Allocations**
Sector	Fund
Municipals	100.0%
Other Assets & Liabilities, Net	0.0%

Total	100.0%

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Explanation of the Indexes and Notes in the Commentary

The views expressed in the commentary are as of August 31, 2008 and are those of the Funds’ investment adviser and/or portfolio manager(s). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of the Funds or any individual security, industry, market sector or the markets generally. Statements involving predictions, assessments, analyses or outlook for individual securities, industries, market sectors and/or markets involve risks and uncertainties. In addition to the general risks described for the Funds in their current Prospectuses, other factors bearing on these commentaries include the accuracy of the investment adviser’s or portfolio managers’ forecasts and predictions and the appropriateness of the investment programs designed by the investment adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of a Fund to differ materially as compared to benchmarks associated with that Fund. The line graphs and tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The gross expense ratio is based on expenses incurred by the Fund as disclosed in the Fund’s Prospectus dated October 31, 2007.

** Portfolio composition will change due to ongoing management of the Fund. The percentages are based on net assets as of August 31, 2008 and may not necessarily reflect adjustments that are routinely made when presenting net assets for formal financial statement processes.

Marshall Large-Cap Value Fund

*

This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1998 to August 31, 2008, compared to the Russell 1000® VI and the LLCVFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the Russell 1000® VI and the LLCVFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Performance returns for the Russell 1000® VI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The Russell 1000® VI measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Performance returns for the LLCVFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Marshall Large-Cap Growth Fund

*

This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1998 to August 31, 2008, compared to the Russell 1000® GI and the LLCGFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the Russell 1000® GI and the LLCGFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Performance returns for the Russell 1000® GI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The Russell 1000® GI measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Performance returns for the LLCGFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Marshall Mid-Cap Value Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1998 to August 31, 2008, compared to the RMCVI and the LMCVFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the RMCVI and the LMCVFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Performance returns for the RMCVI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The RMCVI measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. Performance returns for the LMCVFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Marshall Mid-Cap Growth Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1998 to August 31, 2008, compared to the RMCGI and the LMCGFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the RMCGI and the LMCGFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Performance returns for the RMCGI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The RMCGI measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. Performance returns for the LMCGFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Marshall Small-Cap Growth Fund

*

This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1998† to August 31, 2008, compared to the Russell 2000® GI and the LSCGI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the Russell 2000® GI and the LSCGI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Performance returns for the Russell 2000® GI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The Russell 2000® GI measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Performance returns for the LSCGI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

***	Small-cap stocks are less liquid and more volatile than large-cap stocks.

†	The Marshall Small-Cap Growth Fund is the successor to a collective trust fund.

Explanation of the Indexes and Notes in the Commentary (continued)

Marshall International Stock Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1998 to August 31, 2008, compared to the EAFE, LIMCGFI and LIMCCFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the EAFE, LIMCGFI and LIMCCFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Performance returns for the EAFE do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The EAFE is an unmanaged market capitalization-weighted equity index of international stocks comprising 21 of the 50 countries in the Morgan Stanley Capital International universe and representing the developed and emerging markets outside of North America. Performance returns for the LIMCGFI and LIMCCFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

***	International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

Marshall Aggregate Bond Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from June 1, 2007 (since inception) to August 31, 2008, compared to the LABI and the LIIGDFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the LABI and the LIIGDFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Performance returns for the LABI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The LABI is an index comprised of investment-grade, fixed-rate, government, corporate, MBS and ABS bonds with maturities between 5-10 years. Performance returns for the LIIGDFI do not reflect the deduction of sales charges of component funds, or taxes but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Marshall Government Income Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1998 to August 31, 2008, compared to the LMI and the LUSMI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the LMI and the LUSMI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Performance returns for the LMI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The LMI is an index comprised of fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corp. (FHLMC) and the Federal National Mortgage Association (FNMA). Performance returns for the LUSMI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Marshall Intermediate Tax-Free Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1998 to August 31, 2008, compared to the L7GO and the LIMDI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the L7GO and the LIMDI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Income generated by the Fund may be subject to the federal alternative minimum tax.

Performance returns for the L7GO do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The L7GO is an index comprised of general obligation bonds rated A or better with maturities between six and eight years. Performance returns for the LIMDI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Marshall Short-Intermediate Bond Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1998 to August 31, 2008, compared to the LGCI and the LSIDF. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the LGCI and the LSIDF assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Performance returns for the LGCI do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The LGCI is an index comprised of government and corporate bonds rated BBB or higher with maturities between 1-10 years. Performance returns for the LSIDF do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Marshall Short-Term Income Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1998 to August 31, 2008, compared to the ML13 and the LSTIDI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the ML13 and the LSTIDI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

Performance returns for the ML13 do not reflect the deduction of sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in a mutual fund’s performance. The ML13 is an index tracking short-term U.S. government and corporate securities with maturities between 1 and 2.99 years. The index is produced by Merrill Lynch Pierce Fenner & Smith. Performance returns for the LSTIDI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Investors should be aware that in an environment of rising interest rates, they may expect to see declining bond prices.

Explanation of the Indexes and Notes in the Commentary (continued)

Marshall Prime Money Market Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from August 31, 1998 to August 31, 2008, compared to the MFRA and the LMMFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the MFRA and the LMMFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The MFRA is an average of money funds with investment objectives similar to that of the Fund. Performance returns for the LMMFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Marshall Government Money Market Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from May 17, 2004 (since inception) to August 31, 2008, compared to the INGMMI and the LUSGMMFI. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the INGMMI and the LUSGMMFI assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The INGMMI is an average of money funds with investment objectives similar to that of the Fund. Performance returns for the LUSGMMFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Marshall Tax-Free Money Market Fund

*	This graph illustrates the hypothetical investment of $10,000 in the Investor Class shares of the Fund from September 22, 2004 (since inception) to August 31, 2008, compared to the LTEMMFI and the IMNTFNR. The Fund’s performance assumes the reinvestment of all dividends and distributions. Performance returns for the LTEMMFI and the IMNTFNR assume dividends and distributions were reinvested for the entire period. All indexes are unmanaged and are not available for direct investment.

The IMNTFNR is an average of money funds with investment objectives similar to that of the Fund. Performance returns for the LTEMMFI do not reflect the deduction of sales charges of component funds, or taxes, but do reflect the deduction of fund expenses. Lipper indexes are comprised of a certain number of eligible mutual funds designated by Lipper, Inc. as falling into the respective categories indicated.

Expense Example (Unaudited)

For the Six Months Ended August 31, 2008

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended August 31, 2008 (3/1/08-8/31/08).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Advisor				Investor				Institutional
Fund	Beginning account value 3/1/08	Ending account value 8/31/08	Annualized Expense Ratio	Expenses paid during period 3/1/08- 8/31/08(1)	Beginning account value 3/1/08	Ending account value 8/31/08	Annualized Expense Ratio	Expenses paid during period 3/1/08- 8/31/08(1)	Beginning account value 3/1/08	Ending account value 8/31/08	Annualized Expense Ratio	Expenses paid during period 3/1/08- 8/31/08(1)
Large-Cap Value
Actual	$1,000.00	$961.80	1.25%	$6.16	$1,000.00	$961.80	1.25%	$6.18	$1,000.00	$962.50	1.00%	$4.93
Hypothetical (5% return before expenses)	1,000.00	1,018.72	1.25	6.34	1,000.00	1,018.70	1.25	6.35	1,000.00	1,019.98	1.00	5.07
Large-Cap Growth
Actual	1,000.00	1,001.70	1.28	6.45	1,000.00	1,001.70	1.28	6.45	1,000.00	1,003.40	1.03	5.19
Hypothetical (5% return before expenses)	1,000.00	1,018.56	1.28	6.50	1,000.00	1,018.55	1.28	6.51	1,000.00	1,019.82	1.03	5.23
Mid-Cap Value
Actual	1,000.00	995.90	1.27	6.37	1,000.00	995.90	1.27	6.38	1,000.00	997.50	1.02	5.11
Hypothetical (5% return before expenses)	1,000.00	1,018.62	1.27	6.44	1,000.00	1,018.61	1.27	6.45	1,000.00	1,019.88	1.02	5.17
Mid-Cap Growth
Actual	1,000.00	990.20	1.26	6.32	1,000.00	990.20	1.27	6.34	1,000.00	991.90	1.01	5.06
Hypothetical (5% return before expenses)	1,000.00	1,018.65	1.26	6.41	1,000.00	1,018.63	1.27	6.43	1,000.00	1,019.92	1.01	5.13

(See Notes which are an integral part of the Financial Statements)

Expense Example (Unaudited) (continued)

	Advisor				Investor				Institutional
Fund	Beginning account value 3/1/08	Ending account value 8/31/08	Annualized Expense Ratio	Expenses paid during period 3/1/08- 8/31/08(1)	Beginning account value 3/1/08	Ending account value 8/31/08	Annualized Expense Ratio	Expenses paid during period 3/1/08- 8/31/08(1)	Beginning account value 3/1/08	Ending account value 8/31/08	Annualized Expense Ratio	Expenses paid during period 3/1/08- 8/31/08(1)
Small-Cap Growth
Actual	$1,000.00	$979.30	1.51%	$7.52	$1,000.00	$979.30	1.51%	$7.53	$1,000.00	$981.40	1.26%	$6.27
Hypothetical (5% return before expenses)	1,000.00	1,017.40	1.51	7.67	1,000.00	1,017.39	1.51	7.68	1,000.00	1,018.67	1.26	6.39
International Stock
Actual	1,000.00	899.30	1.49	7.09	1,000.00	899.30	1.48	7.08	1,000.00	899.60	1.23	5.88
Hypothetical (5% return before expenses)	1,000.00	1,017.53	1.49	7.53	1,000.00	1,017.55	1.48	7.52	1,000.00	1,018.81	1.23	6.25
Aggregate Bond
Actual	1,000.00	1,002.40	0.80	4.02	1,000.00	1,002.30	0.80	4.02	1,000.00	1,003.50	0.55	2.77
Hypothetical (5% return before expenses)	1,000.00	1,020.99	0.80	4.05	1,000.00	1,020.98	0.80	4.06	1,000.00	1,022.24	0.55	2.79
Government Income
Actual	1,000.00	1,002.40	0.80	4.03	1,000.00	1,001.30	0.80	4.03	1,000.00	1,002.60	0.55	2.77
Hypothetical (5% return before expenses)	1,000.00	1,020.98	0.80	4.07	1,000.00	1,020.98	0.80	4.07	1,000.00	1,022.23	0.55	2.80
Intermediate Tax-Free
Actual	—	—	—	—	1,000.00	1,053.60	0.55	2.84	—	—	—	—
Hypothetical (5% return before expenses)	—	—	—	—	1,000.00	1,022.24	0.55	2.79	—	—	—	—
Short-Intermediate Bond
Actual	1,000.00	989.20	0.80	4.01	1,000.00	989.20	0.80	4.01	1,000.00	990.40	0.55	2.76
Hypothetical (5% return before expenses)	1,000.00	1,020.97	0.80	4.08	1,000.00	1,020.97	0.80	4.08	1,000.00	1,022.22	0.55	2.81
Short-Term Income
Actual	1,000.00	993.30	0.60	3.01	1,000.00	994.40	0.60	3.01	1,000.00	995.70	0.35	1.76
Hypothetical (5% return before expenses)	1,000.00	1,021.98	0.60	3.05	1,000.00	1,021.98	0.60	3.05	1,000.00	1,023.24	0.35	1.78
Prime Money Market
Actual	1,000.00	1,011.80	0.75	3.80	1,000.00	1,013.30	0.45	2.28	1,000.00	1,014.60	0.20	1.01
Hypothetical (5% return before expenses)	1,000.00	1,021.23	0.75	3.81	1,000.00	1,022.74	0.45	2.29	1,000.00	1,023.99	0.20	1.02
Government Money Market
Actual	—	—	—	—	1,000.00	1,010.60	0.45	2.28	1,000.00	1,011.90	0.20	1.01
Hypothetical (5% return before expenses)	—	—	—	—	1,000.00	1,022.73	0.45	2.29	1,000.00	1,024.00	0.20	1.02
Tax-Free Money Market
Actual	—	—	—	—	1,000.00	1,010.10	0.45	2.27	1,000.00	1,011.40	0.20	1.00
Hypothetical (5% return before expenses)	—	—	—	—	1,000.00	1,022.74	0.45	2.28	1,000.00	1,024.00	0.20	1.01

(1)	Expenses are equal to the Funds’ expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

Large-Cap Value Fund

Description	Shares	Value
Common Stocks — 98.7%

Consumer Discretionary — 4.5%

Apparel Retail — 1.0%
TJX Companies, Inc. (1)	73,000	$ 2,645,520

Computer & Electronics Retail — 1.0%
Best Buy Co., Inc.	61,000	2,730,970

Footwear — 1.1%
NIKE, Inc., Class B	49,200	2,982,012

Movies & Entertainment — 1.4%
News Corp.	111,100	1,573,176
Time Warner, Inc.	123,150	2,015,966

		3,589,142

Total Consumer Discretionary		11,947,644

Consumer Staples — 12.8%

Drug Retail — 1.2%
CVS Caremark Corp.	85,000	3,111,000

Food Retail — 0.9%
Kroger Co.	89,800	2,480,276

Household Products — 3.9%
Colgate-Palmolive Co.	47,300	3,596,219
Procter & Gamble Co.	98,300	6,858,391

		10,454,610

Hypermarkets & Super Centers — 2.8%
Wal-Mart Stores, Inc. (1)	125,600	7,419,191

Soft Drinks — 1.0%
Coca-Cola Co.	49,400	2,572,258

Tobacco — 3.0%
Altria Group, Inc.	74,100	1,558,323
Philip Morris International, Inc.	74,100	3,979,170
UST, Inc.	45,600	2,443,704

		7,981,197

Total Consumer Staples		34,018,532

Energy — 15.3%

Integrated Oil & Gas — 12.2%
Chevron Corp.	114,850	9,913,851
ConocoPhillips	121,170	9,997,736
Exxon Mobil Corp.	83,050	6,644,831
Hess Corp.	26,200	2,743,402
Marathon Oil Corp.	70,050	3,157,154

		32,456,974

Oil & Gas-Equipment and Services — 0.9%
Halliburton Co.	55,500	2,438,670

Oil & Gas-Exploration and Production — 1.6%
Apache Corp.	11,600	1,326,808
Cimarex Energy Co.	10,250	569,285
Devon Energy Corp.	22,500	2,296,125

		4,192,218

Oil & Gas-Refining and Marketing — 0.6%
Valero Energy Corp.	48,100	1,671,956

Total Energy		40,759,818

Description	Shares	Value
Common Stocks (continued)

Financials — 19.4%

Asset Management & Custody Banks — 0.9%
Ameriprise Financial, Inc.	55,500	$ 2,494,725

Diversified Banks — 4.4%
U.S. Bancorp (1)	166,800	5,314,248
Wells Fargo & Co. (1)	206,660	6,255,597

		11,569,845

Investment Banking & Brokerage — 3.4%
Goldman Sachs Group, Inc.	23,005	3,772,130
Lehman Brothers Holdings, Inc. (1)	61,795	994,282
Morgan Stanley	72,100	2,943,843
The Charles Schwab Corp.	56,100	1,345,839

		9,056,094

Life & Health Insurance — 1.4%
MetLife, Inc. (1)	70,300	3,810,260

Other Diversified Financial Services — 3.1%
Bank of America Corp.	94,890	2,954,875
JP Morgan Chase & Co. (1)	135,120	5,200,769

		8,155,644

Property & Casualty Insurance — 5.0%
Allstate Corp.	41,000	1,850,330
Chubb Corp.	84,000	4,032,840
Travelers Co., Inc.	128,200	5,661,311
W.R. Berkley Corp.	68,350	1,610,326

		13,154,807

Regional Banks — 0.6%
PNC Financial Services Group	23,500	1,690,825

Residential REIT’s — 0.6%
Equity Residential	37,550	1,584,610

Total Financials		51,516,810

Healthcare — 9.6%

Biotechnology — 1.4%
Amgen, Inc. (2)	19,100	1,200,435
Gilead Sciences, Inc. (2)	49,600	2,612,928

		3,813,363

Healthcare Distributors — 0.8%
AmerisourceBergen Corp.	50,000	2,050,500

Pharmaceuticals — 7.4%
Bristol-Myers Squibb Co.	120,150	2,564,001
Eli Lilly & Co.	61,300	2,859,645
Forest Laboratories, Inc. (1)(2)	58,600	2,091,434
Johnson & Johnson	135,050	9,511,572
Pfizer, Inc.	133,800	2,556,918

		19,583,570

Total Healthcare		25,447,433

Industrials — 11.9%

Aerospace & Defense — 6.8%
Boeing Co.	37,265	2,443,093
General Dynamics Corp.	30,500	2,815,150
Honeywell International, Inc.	25,850	1,296,895
L-3 Communications Holdings, Inc.	22,550	2,343,847
Lockheed Martin Corp.	30,750	3,580,529
Northrop Grumman Corp.	49,450	3,404,633
United Technologies Corp.	37,100	2,433,389

		18,317,536

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Large-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Construction & Engineering — 0.6%
Fluor Corp.	19,100	$ 1,530,483

Electrical Components & Equipment — 1.3%
Emerson Electric Co.	71,810	3,360,708

Environmental & Facilities Services — 1.1%
Waste Management, Inc.	81,500	2,867,170

Industrial Machinery — 2.1%
Eaton Corp.	34,600	2,532,028
Parker Hannifin Corp.	48,950	3,136,227

		5,668,255

Total Industrials		31,744,152

Information Technology — 9.1%

Computer Hardware — 3.4%
Hewlett-Packard Co.	88,650	4,159,458
International Business Machines Corp. (1)	41,660	5,071,272

		9,230,730

Computer Storage & Peripherals — 0.9%
Western Digital Corp. (2)	87,650	2,389,339

Data Processing & Outsourced Services — 0.5%
Affiliated Computer Services, Inc. (2)	26,500	1,410,860

Semiconductors — 1.2%
Texas Instruments, Inc.	74,670	1,830,162
Xilinx, Inc.	49,750	1,292,505

		3,122,667

Systems Software — 3.1%
Microsoft Corp.	92,500	2,524,325
Oracle Corp. (2)	77,100	1,690,803
Symantec Corp. (2)	176,200	3,931,022

		8,146,150

Total Information Technology		24,299,746

Materials — 4.3%

Diversified Chemicals — 0.7%
Dow Chemical Co. (1)	56,200	1,918,106

Diversified Metals & Mining — 1.4%
Freeport-McMoRan Copper & Gold, Inc.	40,301	3,599,685

Industrial Gases — 0.9%
Air Products and Chemicals, Inc.	27,100	2,489,135

Metal & Glass Containers — 0.9%
Ball Corp.	51,950	2,385,544

Steel — 0.4%
Reliance Steel & Aluminum Co.	17,750	1,011,928

Total Materials		11,404,398

Telecommunication Services — 6.0%

Integrated Telecommunication Services — 6.0%
AT&T, Inc.	253,450	8,107,866
Verizon Communications, Inc. (1)	221,500	7,779,080

Total Telecommunication Services		15,886,946

Utilities — 5.8%

Electric Utilities — 3.0%
Entergy Corp.	35,800	3,701,362
FirstEnergy Corp.	57,200	4,155,008

		7,856,370

Description	Shares, Contracts or Principal Amount	Value
Common Stocks (continued)

Utilities (continued)

Gas Utilities — 1.1%
ONEOK, Inc.	65,500	$ 2,863,005

Multi-Utilities — 1.7%
CenterPoint Energy, Inc.	125,500	1,992,940
Dominion Resources, Inc.	60,550	2,635,742

		4,628,682

Total Utilities		15,348,057

Total Common Stocks (identified cost $233,620,089)		262,373,536

Purchased Call Option — 0.0%
Apache Corp., 10/18/2008 (2)	58	20,880
Citigroup, Inc., 1/17/2009 (2)	11,765	288
Hess Corp., 9/20/2008 (2)	65	4,550

Total Purchased Call Option (identified cost $1,046,984)		25,718

Short-Term Investments — 14.5%

Collateral Pool Investment for Securities on Loan — 13.6%
(See Note 2 of the Financial Statements)		36,224,627

Repurchase Agreement — 0.9%
Agreement with Morgan Stanley & Co., Inc., 2.050%, dated 8/29/2008, to be repurchased at $2,423,402 on 9/2/2008, collateralized by a U.S. Government Agency Obligation with a maturity of 3/5/2010, with a market value of $2,513,484 (at amortized cost)	$2,422,850	2,422,850

Total Short-Term Investments (identified cost $38,647,477)		38,647,477

Total Investments — 113.2% (identified cost $273,314,550)		301,046,731
Other Assets and Liabilities — (13.2)%		(35,040,448)

Total Net Assets — 100.0%		$266,006,283

Large-Cap Growth Fund

Description	Shares	Value
Common Stocks — 98.1%

Consumer Discretionary — 5.9%

Advertising — 0.5%
Omnicom Group, Inc.	27,200	$ 1,153,008

Auto Parts & Equipment — 0.7%
Johnson Controls, Inc.	49,400	1,527,448

Computer & Electronics Retail — 0.8%
GameStop Corp. (2)	40,200	1,763,574

Footwear — 1.3%
NIKE, Inc., Class B	49,100	2,975,951

Home Improvement Retail — 0.6%
Lowe’s Companies, Inc.	55,700	1,372,448

Restaurants — 2.0%
Starbucks Corp. (1)(2)	121,600	1,892,096
Yum! Brands, Inc.	84,100	3,000,688

		4,892,784

Total Consumer Discretionary		13,685,213

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

Large-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Staples — 10.7%

Agricultural Products — 0.8%
Bunge, Ltd.	20,000	$ 1,787,200

Distillers & Vintners — 0.7%
Central European Distribution Corp. (2)	27,600	1,592,244

Drug Retail — 1.1%
Walgreen Co.	73,200	2,666,676

Household Products — 1.6%
Procter & Gamble Co.	52,740	3,679,670

Hypermarkets & Super Centers — 0.9%
Costco Wholesale Corp.	29,500	1,978,270

Soft Drinks — 2.8%
Hansen Natural Corp. (1)(2)	14,300	392,964
PepsiCo, Inc.	88,600	6,067,328

		6,460,292
Tobacco — 2.8%
Altria Group, Inc.	106,300	2,235,489
Philip Morris International, Inc.	25,800	1,385,460
UST, Inc.	56,400	3,022,476

		6,643,425

Total Consumer Staples		24,807,777

Energy — 13.1%

Integrated Oil & Gas — 1.0%
Occidental Petroleum Corp.	30,000	2,380,800

Oil & Gas-Drilling — 2.9%
Helmerich & Payne, Inc.	21,500	1,228,080
Noble Corp.	35,000	1,760,150
Transocean, Inc. (1)	30,000	3,816,000

		6,804,230

Oil & Gas-Equipment and Services — 4.9%
Cameron International Corp. (1)(2)	35,000	1,630,650
Halliburton Co.	85,000	3,734,900
Schlumberger, Ltd.	40,000	3,768,800
Weatherford International, Ltd. (2)	50,000	1,929,000

		11,063,350

Oil & Gas-Exploration and Production — 3.4%
Anadarko Petroleum Corp.	30,000	1,851,900
Noble Energy, Inc.	20,000	1,434,600
Ultra Petroleum Corp. (1)(2)	25,000	1,703,750
XTO Energy, Inc.	59,500	2,999,395

		7,989,645

Oil & Gas-Storage and Transportation — 0.9%
The Williams Companies, Inc.	70,000	2,162,300

Total Energy		30,400,325

Financials — 5.8%

Asset Management & Custody Banks — 1.4%
State Street Corp.	47,500	3,214,325

Investment Banking & Brokerage — 1.3%
The Charles Schwab Corp.	130,000	3,118,700

Life & Health Insurance — 1.5%
Aflac, Inc.	63,000	3,572,100

Description	Shares	Value
Common Stocks (continued)

Financials (continued)

Multi-Line Insurance — 1.1%
Assurant, Inc.	42,200	$ 2,465,746

Specialized Finance — 0.5%
CME Group, Inc. (1)	3,500	1,173,830

Total Financials		13,544,701

Healthcare — 11.8%

Biotechnology — 2.3%
Genzyme Corp. (2)	27,500	2,153,250
Gilead Sciences, Inc. (2)	60,400	3,181,872

		5,335,122

Healthcare Equipment — 1.0%
Baxter International, Inc.	33,600	2,276,736

Healthcare Services — 2.5%
Express Scripts, Inc. (2)	16,500	1,211,265
Medco Health Solutions, Inc. (2)	99,800	4,675,630

		5,886,895

Healthcare Technology — 0.6%
Cerner Corp. (1)(2)	31,800	1,464,390

Life Sciences Tools & Services — 1.4%
Thermo Fisher Scientific, Inc. (2)	52,800	3,197,568

Pharmaceuticals — 4.0%
Allergan, Inc.	61,000	3,408,070
Bristol-Myers Squibb Co.	75,900	1,619,706
Schering-Plough Corp.	222,600	4,318,440

		9,346,216

Total Healthcare		27,506,927

Industrials — 12.7%

Aerospace & Defense — 4.5%
Lockheed Martin Corp.	26,400	3,074,016
Raytheon Co.	42,500	2,549,575
Rockwell Collins, Inc.	36,500	1,919,535
United Technologies Corp.	45,000	2,951,550

		10,494,676

Construction & Farm Machinery and Heavy Trucks — 1.6%
Deere & Co.	53,600	3,782,552

Electrical Components & Equipment — 2.7%
Emerson Electric Co.	68,050	3,184,740
First Solar, Inc. (2)	4,550	1,258,758
Roper Industries, Inc.	30,400	1,796,032

		6,239,530

Environmental & Facilities Services — 0.6%
Stericycle, Inc. (2)	24,000	1,423,200

Industrial Conglomerates — 2.4%
3M Co.	50,000	3,580,000
General Electric Co.	70,200	1,972,620

		5,552,620

Industrial Machinery — 0.9%
ITT Corp.	32,600	2,078,250

Total Industrials		29,570,828

Information Technology — 28.5%

Application Software — 0.8%
Salesforce.com, Inc. (1)(2)	31,800	1,781,436

Communications Equipment — 4.1%
Cisco Systems, Inc. (2)	297,200	7,147,660
Corning, Inc.	112,400	2,308,696

		9,456,356

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Large-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Information Technology (continued)

Computer Hardware — 6.1%
Apple, Inc. (2)	49,530	$ 8,396,820
Hewlett-Packard Co.	123,400	5,789,928

		14,186,748

Computer Storage & Peripherals — 1.5%
EMC Corp. (2)	234,200	3,578,576

Data Processing & Outsourced Services — 1.5%
Fiserv, Inc. (1)(2)	36,200	1,877,332
Visa, Inc.	22,400	1,700,160

		3,577,492

Internet Software & Services — 5.9%
Akamai Technologies, Inc. (1)(2)	92,500	2,118,250
eBay, Inc. (1)(2)	115,000	2,866,950
Google, Inc., Class A (2)	13,920	6,448,997
Yahoo!, Inc. (2)	116,500	2,257,770

		13,691,967

Semiconductor Equipment — 1.3%
MEMC Electronic Materials, Inc. (2)	59,400	2,915,946

Semiconductors — 2.6%
Intel Corp.	260,680	5,961,752

Systems Software — 4.7%
Microsoft Corp.	335,000	9,142,149
Oracle Corp. (2)	85,650	1,878,305

		11,020,454

Total Information Technology		66,170,727

Materials — 5.5%

Aluminum — 0.7%
Alcoa, Inc.	53,000	1,702,890

Diversified Metals & Mining — 0.8%
Freeport-McMoRan Copper & Gold, Inc.	21,600	1,929,312

Fertilizers & Agricultural Chemicals — 1.8%
Monsanto Co.	36,700	4,192,975

Industrial Gases — 1.1%
Praxair, Inc.	27,500	2,470,600

Steel — 1.1%
Nucor Corp.	29,100	1,527,750
Steel Dynamics, Inc.	41,600	1,032,928

		2,560,678

Total Materials		12,856,455

Telecommunication Services — 0.8%

Integrated Telecommunication Services — 0.8%
Verizon Communications, Inc. (1)	50,300	1,766,536

Total Telecommunication Services		1,766,536

Utilities — 3.3%

Electric Utilities — 1.0%
FPL Group, Inc.	19,000	1,141,140
PPL Corp.	26,000	1,138,020

		2,279,160

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Utilities (continued)

Independent Power Producers & Energy Traders — 2.3%
Constellation Energy Group, Inc.	63,400	$ 4,229,414
NRG Energy, Inc. (2)	30,600	1,151,784

		5,381,198

Total Utilities		7,660,358

Total Common Stocks (identified cost $212,709,043)		227,969,847

Short-Term Investments — 9.7%

Collateral Pool Investment for Securities on Loan — 8.3%
(See Note 2 of the Financial Statements)		19,444,504

Repurchase Agreement — 1.4%
Agreement with Morgan Stanley & Co., Inc., 2.050%, dated 8/29/2008, to be repurchased at $3,214,447 on 9/2/2008, collateralized by U.S. Government Agency Obligations with various maturities to 3/5/2010, with a market value of $3,334,681 (at amortized cost)	$3,213,715	3,213,715

Total Short-Term Investments (identified cost $22,658,219)		22,658,219

Total Investments — 107.8% (identified cost $235,367,262)		250,628,066
Other Assets and Liabilities — (7.8)%		(18,221,038)

Total Net Assets — 100.0%		$232,407,028

Mid-Cap Value Fund

Description	Shares	Value
Common Stocks — 97.3%

Consumer Discretionary — 14.6%

Advertising — 1.5%
Interpublic Group of Cos., Inc. (1)(2)	444,460	$ 4,177,924

Apparel Retail — 1.1%
The Gap, Inc.	160,200	3,115,890

Auto Parts & Equipment — 1.4%
Autoliv, Inc.	100,800	3,869,712

Broadcasting & Cable TV — 3.5%
Liberty Global, Inc. (2)	132,200	4,650,796
Liberty Media Corp. (2)	171,100	4,754,869

		9,405,665

Department Stores — 1.5%
Kohl’s Corp. (1)(2)	83,100	4,086,027

Homebuilding — 1.4%
Toll Brothers, Inc. (2)	154,500	3,843,960

Household Appliances — 1.6%
Whirlpool Corp.	54,500	4,434,120

Internet Retail — 1.5%
Expedia, Inc. (1)(2)	230,500	4,070,630

Restaurants — 1.1%
Yum! Brands, Inc.	85,300	3,043,504

Total Consumer Discretionary		40,047,432

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

Mid-Cap Value Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Consumer Staples — 6.6%

Food Retail — 3.3%
Kroger Co.	156,000	$ 4,308,720
Safeway, Inc.	182,200	4,799,148

		9,107,868

Packaged Foods & Meats — 1.1%
Pilgrim’s Pride Corp.	226,460	2,907,746

Tobacco — 2.2%
Lorillard, Inc.	83,300	6,017,592

Total Consumer Staples		18,033,206

Energy — 6.8%

Oil & Gas-Drilling — 1.4%
Nabors Industries Ltd. (1)(2)	105,600	3,759,360

Oil & Gas-Equipment and Services — 1.3%
BJ Services Co.	135,700	3,643,545

Oil & Gas-Exploration and Production — 2.1%
Cimarex Energy Co.	24,800	1,377,392
Noble Energy, Inc.	63,500	4,554,855

		5,932,247

Oil & Gas-Storage and Transportation — 2.0%
El Paso Corp.	321,600	5,390,016

Total Energy		18,725,168

Financials — 22.5%

Asset Management & Custody Banks — 7.6%
Affiliated Managers Group, Inc. (1)(2)	53,900	5,132,358
Ameriprise Financial, Inc.	114,300	5,137,785
Invesco Ltd. (1)	196,400	5,033,732
Northern Trust Corp.	35,300	2,837,767
State Street Corp.	38,300	2,591,761

		20,733,403

Consumer Finance — 0.5%
Capital One Financial Corp. (1)	32,700	1,443,378

Life & Health Insurance — 4.8%
Principal Financial Group, Inc. (1)	106,300	4,867,477
Protective Life Corp.	136,300	4,946,327
StanCorp Financial Group, Inc.	64,600	3,166,046

		12,979,850

Multi-Line Insurance — 0.9%
Assurant, Inc.	44,000	2,570,920

Property & Casualty Insurance — 3.6%
ACE Ltd.	85,300	4,487,633
Hanover Insurance Group, Inc.	117,300	5,540,079

		10,027,712

Regional Banks — 2.9%
City National Corp. (1)	75,500	3,736,495
First Horizon National Corp. (1)(2)	378,500	4,250,555

		7,987,050

Reinsurance — 2.2%
PartnerRe Ltd.	87,300	6,015,843

Total Financials		61,758,156

Description	Shares	Value
Common Stocks (continued)

Healthcare — 7.9%

Healthcare Distributors — 1.7%
AmerisourceBergen Corp.	111,500	$ 4,572,615

Healthcare Services — 2.0%
DaVita, Inc. (2)	95,300	5,469,267

Healthcare Supplies — 0.7%
DENTSPLY International, Inc.	46,500	1,822,335

Life Sciences Tools & Services — 2.0%
Thermo Fisher Scientific, Inc. (2)	94,900	5,747,144

Managed Healthcare — 1.5%
CIGNA Corp.	95,700	4,007,916

Total Healthcare		21,619,277

Industrials — 9.6%

Aerospace & Defense — 1.6%
Alliant Techsystems, Inc. (1)(2)	41,300	4,345,999

Airlines — 0.6%
Continental Airlines, Inc. (1)(2)	94,300	1,532,375

Environmental & Facilities Services — 1.5%
Republic Services, Inc.	125,900	4,138,333

Human Resource & Employment Services — 1.5%
Manpower, Inc.	86,500	4,157,190

Industrial Conglomerates — 0.7%
Textron, Inc.	43,600	1,791,960

Industrial Machinery — 2.7%
Eaton Corp.	50,300	3,680,954
ITT Corp.	62,600	3,990,750

		7,671,704
Trucking — 1.0%
J.B. Hunt Transport Services, Inc. (1)	73,800	2,690,010

Total Industrials		26,327,571

Information Technology — 10.9%

Application Software — 1.1%
Synopsys, Inc. (2)	137,700	2,964,681

Data Processing & Outsourced Services — 1.0%
Fiserv, Inc. (1)(2)	52,900	2,743,394

Electronic Manufacturing Services — 1.4%
Flextronics International Ltd. (2)	427,600	3,814,192

Office Electronics — 1.3%
Xerox Corp. (1)	255,000	3,552,150

Semiconductors — 1.6%
Altera Corp. (1)	129,000	2,920,560
Intersil Corp. (1)	59,500	1,394,085

		4,314,645

Systems Software — 1.0%
Symantec Corp. (2)	119,700	2,670,507

Technology Distributors — 3.5%
Arrow Electronics, Inc. (2)	149,300	4,955,267
Ingram Micro, Inc. (2)	263,600	4,984,676

		9,939,943

Total Information Technology		29,999,512

Materials — 8.3%

Diversified Chemicals — 1.7%
PPG Industries, Inc.	75,830	4,766,674

Paper Packaging — 2.4%
Sealed Air Corp.	271,700	6,583,291

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Value Fund (continued)

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Materials (continued)

Paper Products — 1.8%
MeadWestvaco Corp.	186,700	$ 4,943,816

Specialty Chemicals — 1.5%
Cytec Industries, Inc.	81,100	4,119,880

Steel — 0.9%
Nucor Corp.	46,400	2,436,000

Total Materials		22,849,661

Telecommunication Services — 2.0%

Integrated Telecommunication Services — 2.0%
Embarq Corp.	116,700	5,503,572

Total Telecommunication Services		5,503,572

Utilities — 8.1%

Electric Utilities — 3.5%
Edison International	91,300	4,192,496
Entergy Corp.	29,400	3,039,666
PPL Corp.	60,200	2,634,954

		9,867,116

Gas Utilities — 1.6%
Equitable Resources, Inc.	86,100	4,297,251

Multi-Utilities — 3.0%
CMS Energy Corp.	304,500	4,132,065
Sempra Energy (1)	70,500	4,083,360

		8,215,425

Total Utilities		22,379,792

Total Common Stocks (identified cost $251,237,522)		267,243,347

Short-Term Investments — 18.4%

Collateral Pool Investment for Securities on Loan — 16.9%
(See Note 2 of the Financial Statements)		46,405,902

Repurchase Agreement — 1.5%
Agreement with Morgan Stanley & Co., Inc., 2.050%, dated 8/29/2008, to be repurchased at $4,237,476 on 9/2/2008, collateralized by a U.S. Goverment Agency Obligation with a maturity of 3/5/2010, with a market value of $4,394,805 (at amortized cost)	$4,236,511	4,236,511

Total Short-Term Investments (identified cost $50,642,413)		50,642,413

Total Investments — 115.7% (identified cost $301,879,935)		317,885,760
Other Assets and Liabilities — (15.7)%		(43,078,670)

Total Net Assets — 100.0%		$274,807,090

Mid-Cap Growth Fund

Description	Shares	Value
Common Stocks — 96.3%

Consumer Discretionary — 14.7%

Apparel Retail — 2.1%
Aeropostale, Inc. (1)(2)	54,800	$ 1,910,328
Ross Stores, Inc.	80,700	3,244,947

		5,155,275

Broadcasting & Cable TV — 3.0%
Central European Media Enterprises, Ltd. (1)(2)	56,400	4,394,124
Discovery Holding Co., Class A (1)(2)	151,900	3,072,937

		7,467,061

Computer & Electronics Retail — 2.1%
GameStop Corp. (2)	55,200	2,421,624
RadioShack Corp.	145,900	2,773,559

		5,195,183

Distributors — 0.7%
LKQ Corp. (2)	87,400	1,637,002

General Merchandise Stores — 1.7%
Big Lots, Inc. (1)(2)	69,500	2,055,115
Dollar Tree, Inc. (2)	53,200	2,040,752

		4,095,867

Homebuilding — 2.2%
Desarrolladora Homex SAB de CV ADR (1)(2)	59,300	3,003,545
Gafisa S.A. ADR (1)	82,200	2,357,496

		5,361,041

Housewares & Specialties — 1.6%
Tupperware Brands Corp.	113,800	4,064,936

Movies & Entertainment — 1.3%
CTC Media, Inc. (2)	171,100	3,319,340

Total Consumer Discretionary		36,295,705

Consumer Staples — 8.3%

Distillers & Vintners — 2.4%
Central European Distribution Corp. (1)(2)	97,300	5,613,237

Drug Retail — 1.0%
CVS Caremark Corp.	70,400	2,576,640

Food Retail — 1.2%
Kroger Co.	107,200	2,960,864

Hypermarkets & Super Centers — 0.7%
BJ’s Wholesale Club, Inc. (1)(2)	48,700	1,852,061

Packaged Foods & Meats — 0.6%
H.J. Heinz Co.	31,300	1,575,016

Personal Products — 1.3%
Avon Products, Inc.	74,700	3,199,401

Soft Drinks — 1.1%
PepsiAmericas, Inc.	116,700	2,734,281

Total Consumer Staples		20,511,500

Energy — 15.5%

Coal & Consumable Fuels — 1.7%
Alpha Natural Resources, Inc. (1)(2)	16,300	1,615,330
Walter Industries, Inc.	26,500	2,485,700

		4,101,030

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

Mid-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks — (continued)

Energy (continued)

Oil & Gas-Equipment and Services — 1.3%
IHS, Inc., Class A (2)	48,900	$ 3,137,424

Oil & Gas-Exploration and Production — 12.5%
Atlas America, Inc. (1)	157,050	5,886,234
Chesapeake Energy Corp. (1)	138,200	6,688,880
Contango Oil & Gas Co. (1)(2)	96,150	6,838,188
EXCO Resources, Inc. (1)(2)	187,300	4,959,704
Petrohawk Energy Corp. (2)	195,200	6,755,872

		31,128,878

Total Energy		38,367,332

Financials — 2.7%

Mortgage REIT’s — 1.7%
Annaly Capital Management, Inc. (1)	280,000	4,188,800

Multi-Line Insurance — 1.0%
Assurant, Inc.	42,100	2,459,903

Total Financials		6,648,703

Healthcare — 13.0%

Biotechnology — 2.3%
Alexion Pharmaceuticals, Inc. (1)(2)	53,600	2,416,288
BioMarin Pharmaceutical, Inc. (1)(2)	58,200	1,754,148
United Therapeutics Corp. (2)	13,200	1,400,916

		5,571,352

Healthcare Equipment — 1.3%
Becton, Dickinson and Co.	37,800	3,302,964

Healthcare Services — 0.8%
Amedisys, Inc. (1)(2)	38,900	2,070,258

Healthcare Supplies — 2.1%
DENTSPLY International, Inc.	65,100	2,551,269
Inverness Medical Innovations, Inc. (1)(2)	77,100	2,738,592

		5,289,861

Life Sciences Tools & Services — 4.7%
Charles River Laboratories International, Inc. (1)(2)	41,400	2,716,254
Covance, Inc. (1)(2)	30,000	2,830,200
QIAGEN N.V. (1)(2)	106,500	2,255,670
Thermo Fisher Scientific, Inc. (2)	59,100	3,579,096

		11,381,220

Pharmaceuticals — 1.8%
Perrigo Co.	70,400	2,463,296
Teva Pharmaceutical Industries, Ltd. ADR (1)	43,500	2,059,290

		4,522,586

Total Healthcare		32,138,241

Industrials — 20.4%

Building Products — 0.6%
Owens Corning, Inc. (1)(2)	64,200	1,552,998

Construction & Engineering — 2.5%
Jacobs Engineering Group, Inc. (2)	23,000	1,697,860
Quanta Services, Inc. (1)(2)	92,800	2,964,032
Shaw Group, Inc. (1)(2)	32,000	1,585,280

		6,247,172

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Construction & Farm Machinery and Heavy Trucks — 3.3%
AGCO Corp. (1)(2)	57,900	$ 3,568,377
Cummins, Inc. (1)	28,300	1,844,028
Navistar International Corp. (2)	49,700	2,758,350

		8,170,755

Electrical Components & Equipment — 3.5%
AMETEK, Inc.	52,400	2,543,496
EnerSys (1)(2)	119,200	3,351,904
GrafTech International Ltd. (2)	121,900	2,477,008

		8,372,408

Environmental & Facilities Services — 2.0%
Stericycle, Inc. (2)	51,900	3,077,670
Tetra Tech, Inc. (2)	67,000	1,914,860

		4,992,530

Human Resource & Employment Services — 1.1%
Watson Wyatt Worldwide, Inc.	46,900	2,747,871

Industrial Machinery — 4.1%
Donaldson Company, Inc.	53,500	2,349,185
Harsco Corp.	45,600	2,400,384
Lincoln Electric Holdings, Inc.	23,700	1,914,249
SPX Corp.	27,600	3,291,300

		9,955,118

Marine — 0.7%
DryShips, Inc. (1)	24,400	1,791,936

Railroads — 0.8%
Kansas City Southern (2)	37,300	1,918,339

Research and Consulting Services — 1.1%
Dun & Bradstreet Corp.	30,800	2,832,676

Trucking — 0.7%
J.B. Hunt Transport Services, Inc. (1)	49,900	1,818,855

Total Industrials		50,400,658

Information Technology — 13.0%

Application Software — 3.3%
ANSYS, Inc. (2)	52,900	2,346,115
Parametric Technology Corp. (2)	118,000	2,369,440
Solera Holdings, Inc. (1)(2)	107,200	3,304,976

		8,020,531

Communications Equipment — 0.9%
Harris Corp.	44,200	2,314,312

Computer Storage & Peripherals — 0.5%
QLogic Corp. (2)	72,200	1,348,696

Electronic Components — 1.2%
Amphenol Corp., Class A	63,300	3,008,016

Electronic Equipment & Instruments — 1.3%
FLIR Systems, Inc. (1)(2)	87,900	3,138,030

Home Entertainment Software — 1.1%
Activision Blizzard, Inc. (1)(2)	81,800	2,684,676

Internet Software & Services — 1.6%
Equinix, Inc. (1)(2)	49,100	3,952,550

Semiconductors — 0.8%
ON Semiconductor Corp. (1)(2)	210,100	1,989,647

Systems Software — 2.3%
McAfee, Inc. (2)	75,700	2,994,692
Sybase, Inc. (1)(2)	81,400	2,800,974

		5,795,666

Total Information Technology		32,252,124

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Growth Fund (continued)

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Materials — 6.2%

Diversified Chemicals — 1.2%
FMC Corp.	42,000	$ 3,088,680

Fertilizers & Agricultural Chemicals — 3.0%
Agrium, Inc.	21,400	1,804,020
CF Industries Holdings, Inc.	14,600	2,225,040
Syngenta A.G. ADR	58,200	3,124,176

		7,153,236

Industrial Gases — 1.0%
Praxair, Inc.	28,500	2,560,440

Steel — 1.0%
Steel Dynamics, Inc.	52,200	1,296,126
United States Steel Corp.	9,500	1,264,165

		2,560,291

Total Materials		15,362,647

Telecommunication Services — 2.5%

Wireless Telecommunication Services — 2.5%
American Tower Corp., Class A (2)	88,600	3,661,838
Crown Castle International Corp. (2)	69,200	2,588,080

Total Telecommunication Services		6,249,918

Total Common Stocks (identified cost $224,681,200)		238,226,828

Short-Term Investments — 38.8%

Collateral Pool Investment for Securities on Loan — 35.3%
(See Note 2 of the Financial Statements)		87,259,980

Repurchase Agreement — 3.5%
Agreement with Morgan Stanley & Co., Inc., 2.050%, dated 8/29/2008, to be repurchased at $8,716,189 on 9/2/2008, collateralized by a U.S. Government Agency Obligation with a maturity of 3/5/2010, with a market value of $9,037,417 (at amortized cost)	$8,714,204	8,714,204

Total Short-Term Investments (identified cost $95,974,184)		95,974,184

Total Investments — 135.1% (identified cost $320,655,384)		334,201,012
Other Assets and Liabilities — (35.1)%		(86,782,553)

Total Net Assets — 100.0%		$247,418,459

Small-Cap Growth Fund

Description	Shares	Value
Common Stocks — 98.5%

Consumer Discretionary — 13.0%

Apparel Retail — 0.8%
Aeropostale, Inc. (1)(2)	66,000	$ 2,300,760

Apparel, Accessories & Luxury Goods — 1.4%
Fuqi International, Inc. (2)	380,700	4,107,753

Computer & Electronics Retail — 1.1%
RadioShack Corp.	174,400	3,315,344

Distributors — 0.6%
LKQ Corp. (1)(2)	101,200	1,895,476

General Merchandise Stores — 0.8%
Big Lots, Inc. (1)(2)	80,300	2,374,471

Homebuilding — 0.9%
Gafisa S.A. ADR (1)	97,700	2,802,036

Housewares & Specialties — 1.5%
Tupperware Brands Corp.	123,000	4,393,560

Movies & Entertainment — 2.8%
CTC Media, Inc. (2)	196,600	3,814,040
Imax Corp. (1)(2)	568,000	4,106,640

		7,920,680

Restaurants — 0.6%
Peet’s Coffee & Tea, Inc. (2)	72,400	1,899,776

Specialized Consumer Services — 1.3%
Stewart Enterprises, Inc. (1)	412,600	3,861,936

Specialty Stores — 1.2%
Blockbuster, Inc., Class A (1)(2)	1,419,800	3,407,520

Total Consumer Discretionary		38,279,312

Consumer Staples — 8.2%

Distillers & Vintners — 2.2%
Central European Distribution Corp. (1)(2)	113,400	6,542,046

Hypermarkets & Super Centers — 0.7%
BJ’s Wholesale Club, Inc. (1)(2)	58,000	2,205,740

Packaged Foods & Meats — 4.2%
Overhill Farms, Inc. (2)	344,100	2,236,650
Ralcorp Holdings, Inc. (1)(2)	81,600	5,010,240
TreeHouse Foods, Inc. (2)	176,800	4,907,968

		12,154,858

Soft Drinks — 1.1%
PepsiAmericas, Inc.	138,800	3,252,084

Total Consumer Staples		24,154,728

Energy — 13.9%

Coal & Consumable Fuels — 1.0%
Walter Industries, Inc.	31,600	2,964,080

Oil & Gas-Exploration and Production — 12.9%
Atlas America, Inc. (1)	172,800	6,476,544
Contango Oil & Gas Co. (1)(2)	127,800	9,089,136
Edge Petroleum Corp. (1)(2)	455,100	2,075,256
EXCO Resources, Inc. (1)(2)	258,800	6,853,024
Gasco Energy, Inc. (1)(2)	2,617,800	6,884,814
TXCO Resources, Inc. (1)(2)	546,900	6,622,959

		38,001,733

Total Energy		40,965,813

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

Small-Cap Growth Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Financials — 2.7%

Asset Management & Custody Banks — 0.8%
Riskmetrics Group, Inc. (1)(2)	110,100	$ 2,445,321

Mortgage REIT’s — 1.9%
American Capital Agency Corp. (1)	286,700	5,432,965

Total Financials		7,878,286

Healthcare — 21.6%

Biotechnology — 1.7%
Alexion Pharmaceuticals, Inc. (1)(2)	64,600	2,912,168
BioMarin Pharmaceutical, Inc. (1)(2)	66,800	2,013,352

		4,925,520

Healthcare Equipment — 6.1%
ABIOMED, Inc. (1)(2)	207,200	3,733,744
Natus Medical, Inc. (1)(2)	109,800	2,701,080
NuVasive, Inc. (1)(2)	57,800	2,754,748
Synovis Life Technologies, Inc. (2)	100,300	2,202,588
Vnus Medical Technologies, Inc. (2)	111,400	2,469,738
Wright Medical Group, Inc. (1)(2)	145,200	4,470,708

		18,332,606

Healthcare Facilities — 1.0%
Sun Healthcare Group, Inc. (2)	179,900	3,092,481

Healthcare Services — 1.9%
Amedisys, Inc. (1)(2)	45,800	2,437,476
CardioNet, Inc. (2)	100,400	3,062,200

		5,499,676

Healthcare Supplies — 2.1%
Inverness Medical Innovations, Inc. (1)(2)	94,200	3,345,984
RTI Biologics, Inc. (2)	299,000	2,804,620

		6,150,604

Healthcare Technology — 1.0%
MedAssets, Inc. (1)(2)	164,000	2,915,920

Life Sciences Tools & Services — 5.3%
eResearchTechnology, Inc. (2)	249,500	3,365,755
ICON PLC ADR (1)(2)	78,600	3,201,378
Luminex Corp. (1)(2)	151,100	3,851,539
PAREXEL International Corp. (1)(2)	92,400	2,935,548
WuXi PharmaTech Cayman, Inc. (1)(2)	131,800	2,334,178

		15,688,398

Pharmaceuticals — 2.5%
Perrigo Co.	76,600	2,680,234
Questcor Pharmaceuticals, Inc. (1)(2)	863,200	4,713,072

		7,393,306

Total Healthcare		63,998,511

Industrials — 19.8%

Construction & Engineering — 2.4%
Aecom Technology Corp. (1)(2)	94,900	3,033,004
KHD Humboldt Wedag International, Ltd. (2)	150,500	3,980,725

		7,013,729

Construction & Farm Machinery and Heavy Trucks — 2.2%
Titan International, Inc. (1)	130,050	3,477,537
Titan Machinery, Inc. (1)(2)	119,500	3,109,390

		6,586,927

Description	Shares	Value
Common Stocks (continued)

Industrials (continued)

Electrical Components & Equipment — 4.3%
American Superconductor Corp. (2)	119,400	$ 2,933,658
EnerSys (1)(2)	131,300	3,692,156
GrafTech International Ltd. (2)	142,000	2,885,440
Polypore International, Inc. (1)(2)	115,600	3,170,908

		12,682,162

Environmental & Facilities Services — 3.1%
Clean Harbors, Inc. (1)(2)	45,900	3,724,326
Metalico, Inc. (1)(2)	238,100	3,066,728
Tetra Tech, Inc. (2)	80,800	2,309,264

		9,100,318

Human Resource & Employment Services — 1.1%
Watson Wyatt Worldwide, Inc.	56,400	3,304,476

Industrial Machinery — 2.8%
Altra Holdings, Inc. (2)	177,700	3,196,823
Donaldson Company, Inc.	64,600	2,836,586
Lincoln Electric Holdings, Inc.	27,600	2,229,252

		8,262,661

Office Services & Supplies — 0.8%
Sykes Enterprises, Inc. (2)	112,800	2,271,792

Research & Consulting Services — 1.7%
China Direct, Inc. (1)(2)	435,400	3,134,880
Hill International, Inc. (2)	103,600	1,994,300

		5,129,180

Security & Alarm Services — 0.8%
Cornell Companies, Inc. (2)	86,500	2,346,745

Trading Companies & Distributors — 0.6%
Beacon Roofing Supply, Inc. (2)	110,300	1,795,684

Total Industrials		58,493,674

Information Technology — 16.2%

Application Software — 3.1%
ANSYS, Inc. (2)	59,300	2,629,955
Parametric Technology Corp. (1)(2)	139,300	2,797,144
Solera Holdings, Inc. (1)(2)	122,400	3,773,592

		9,200,691

Communications Equipment — 1.2%
DG FastChannel, Inc. (1)(2)	155,700	3,663,621

Computer Storage & Peripherals — 2.4%
Netezza Corp. (1)(2)	213,700	2,884,950
QLogic Corp. (2)	85,900	1,604,612
STEC, Inc. (1)(2)	249,900	2,531,487

		7,021,049

Data Processing & Outsourced Services — 1.3%
TNS, Inc. (2)	170,200	3,897,580

Electronic Equipment & Instruments — 1.4%
MTS Systems Corp.	101,000	4,189,480

Internet Software & Services — 4.9%
Ariba, Inc. (1)(2)	183,700	2,705,901
AsiaInfo Holdings, Inc. (2)	312,800	4,116,448
Equinix, Inc. (1)(2)	57,400	4,620,700
Internet Capital Group, Inc. (2)	168,500	1,423,825
Omniture, Inc. (1)(2)	72,300	1,288,386

		14,155,260

Semiconductors — 0.8%
ON Semiconductor Corp. (1)(2)	251,000	2,376,970

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Small-Cap Growth Fund (continued)

Description	Shares or Principal Amount	Value
Common Stocks (continued)

Information Technology (continued)

Systems Software — 1.1%
Commvault Systems, Inc. (2)	105,200	$ 1,773,672
TeleCommunications Systems, Inc. (2)	170,600	1,433,040

		3,206,712

Total Information Technology		47,711,363

Materials — 2.1%

Diversified Metals & Mining — 0.7%
Taseko Mines, Ltd. (1)(2)	695,000	2,112,800

Specialty Chemicals — 0.9%
Balchem Corp. (1)	95,500	2,606,195

Steel — 0.5%
Schnitzer Steel Industries, Inc. (1)	21,400	1,463,974

Total Materials		6,182,969

Telecommunication Services — 1.0%

Wireless Telecommunication Services — 1.0%
SBA Communications Corp. (2)	87,200	3,045,896

Total Common Stocks (identified cost $263,789,177)		290,710,552

Short-Term Investments — 50.9%

Collateral Pool Investment for Securities on Loan — 47.9%
(See Note 2 of the Financial Statements)		141,126,192

Repurchase Agreement — 3.0%
Agreement with Morgan Stanley & Co., Inc., 2.050%, dated 8/29/2008, to be repurchased at $8,913,647 on 9/2/2008, collateralized by a U.S. Government Agency Obligation with a maturity of 3/5/2010, with a market value of $9,239,710 (at amortized cost)	$8,911,618	8,911,618

Total Short-Term Investments (identified cost $150,037,810)		150,037,810

Total Investments — 149.4% (identified cost $413,826,987)		440,748,362
Other Assets and Liabilities — (49.4)%		(145,764,467)

Total Net Assets — 100.0%		$294,983,895

International Stock Fund

Description	Shares	Value
Common Stocks — 98.6%

Australia — 3.3%
Aquila Resources, Ltd. (2)	20,820	$ 288,446
ASX, Ltd.	27,837	837,757
BlueScope Steel, Ltd.	125,752	989,817
Boart Longyear Group	148,929	250,580
Caltex Australian, Ltd.	47,197	506,659
CSL, Ltd.	54,800	1,913,596

Description	Shares	Value
Common Stocks (continued)

Australia (continued)
Incitec Pivot, Ltd.	6,351	$ 860,807
JB Hi-Fi, Ltd.	8,878	104,734
Leighton Holdings, Ltd. (1)	54,079	2,134,980
Macarthur Coal, Ltd.	5,380	61,619
Qantas Airways, Ltd. (1)	263,484	753,877
Santos, Ltd.	121,747	2,096,317
Sims Group, Ltd.	18,425	540,434

		11,339,623

Austria — 0.1%
OMV AG	3,946	252,697

Belgium — 1.0%
Bekaert NV	410	71,615
Delhaize Group	24,642	1,587,474
Dexia SA (1)	118,742	1,688,548

		3,347,637

Bermuda — 0.0%
Aquarius Platinum, Ltd.	11,368	103,608

Brazil — 1.0%
Companhia Vale do Rio Doce, ADR	59,800	1,587,690
Itausa-Investimentos Itau SA	13,430	78,520
Net Servicos de Comunicacao SA (2)	62,373	719,394
Petroleo Brasileiro SA, ADR	19,200	1,012,608

		3,398,212

Canada — 0.5%
CGI Group, Inc., Class A (2)	5,735	62,600
Gildan Activewear, Inc. (2)	37,500	880,109
KHD Humboldt Wedag International, Ltd. (2)	2,000	52,900
Magna International, Inc.	1,500	86,146
Petro-Canada	11,500	508,500

		1,590,255

China — 0.1%
Focus Media Holding, Ltd., ADR (2)	12,600	412,272

Cyprus — 0.9%
Bank of Cyprus Public Co., Ltd.	264,400	3,279,049

Denmark — 0.2%
D/S Norden A/S	6,129	579,141

Finland — 2.0%
Fortum Oyj	77,900	3,196,765
KCI Konecranes Oyj	1,435	47,387
Nokia Oyj (1)	147,230	3,704,259
TietoEnator Oyj	2,012	39,528

		6,987,939

France — 8.8%
Alstom (1)	51,494	5,242,322
BNP Paribas SA	73,468	6,630,180
Bouygues SA	48,900	2,948,089
Credit Agricole SA	37,625	801,981
France Telecom SA (1)	124,300	3,669,332
Groupe DANONE	44,840	3,120,848
Nexans SA	1,494	188,350
PPR (1)	29,765	3,466,158
PSA Peugeot Citroen	28,581	1,357,011
Thomson	17,266	80,141
UbiSoft Entertainment SA (2)	6,897	645,857
Vallourec SA	8,984	2,505,246

		30,655,515

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

International Stock Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Germany — 13.8%
Adidas AG	4,569	$ 268,294
Commerzbank AG	141,370	4,162,382
Daimler AG	15,244	890,975
Demag Cranes AG	848	46,425
Deutsche Boerse AG	24,361	2,311,143
Deutsche Lufthansa AG (1)	213,780	4,600,488
E.ON AG (2)	7,317	428,195
Fresenius Medical Care AG	51,600	4,214,007
Fresenius SE	4,200	352,615
GEA Group AG	129,910	4,094,243
K+S AG	28,200	3,416,775
Kloeckner & Co. SE	2,611	104,713
MAN AG	58,379	5,723,617
MTU Aero Engines Holding AG	1,848	64,521
Norddeutsche Affinerie AG	1,666	77,219
Rheinmetall AG	1,098	70,160
RWE AG (1)	38,109	4,110,482
Salzgitter AG	25,545	3,934,582
SAP AG (1)	33,782	1,891,987
Stada Arzneimittel AG	62,400	3,405,655
ThyssenKrupp AG (1)	73,291	3,670,173
Wirecard AG (2)	16,889	206,138

		48,044,789

Hong Kong — 4.1%
China Mobile, Ltd., ADR	24,900	1,412,328
CNOOC, Ltd.	729,200	1,135,377
Esprit Holdings, Ltd.	12,500	103,396
Hutchison Whampoa, Ltd.	577,600	5,366,918
Li & Fung, Ltd.	1,320,000	4,039,169
Pacific Basin Shipping, Ltd.	204,000	276,859
Sun Hung Kai Properties	128,220	1,754,154
Vedan International (Holdings), Ltd.	288,000	22,155

		14,110,356

India — 1.1%
Housing Development Finance Corp., Ltd.	16,093	846,006
Satyam Computer Services, Ltd.	68,800	1,531,488
State Bank of India, GDR	25,400	1,613,825

		3,991,319

Italy — 3.6%
Enel SpA	20,119	185,098
Fiat SpA (1)	300,696	4,633,570
Fondiaria-Sai SpA	7,235	201,348
IFI-Istituto Finanziario Industriale SpA (2)	2,243	48,574
Lottomatica SpA (1)	128,820	3,968,666
Pirelli & C. SpA	179,859	121,607
Saipem SpA	82,100	3,258,529

		12,417,392

Japan — 21.1%
AISIN SEIKI Co., Ltd.	58,800	1,540,161
Alpine Electronics, Inc.	3,800	38,304
Asahi Glass Co., Ltd.	164,100	1,747,447
Bank of Kyoto, Ltd.	12,000	125,110
BROTHER INDUSTRIES, Ltd.	23,103	257,024
Canon, Inc.	38,150	1,707,069
Chiba Bank, Ltd.	39,000	213,334
Chugoku Bank, Ltd.	5,000	65,333
Credit Saison Co., Ltd.	160,020	3,252,547

Description	Shares	Value
Common Stocks (continued)

Japan (continued)
DAIHATSU MOTOR Co., Ltd.	55,000	$ 678,709
DAITO TRUST CONSTRUCTION Co., Ltd.	3,700	152,817
FamilyMart Co., Ltd.	3,400	138,407
Fuji Heavy Industries, Ltd.	168,000	965,151
FUJITSU, Ltd.	45,000	310,730
GMO Internet, Inc. (1)(2)	13,600	60,303
GSI Creos Corp. (2)	60,000	92,387
Hachijuni Bank, Ltd.	13,000	75,676
HANWA Co., Ltd.	33,000	147,834
HINO MOTORS, Ltd.	57,000	277,544
Hitachi Construction Machinery Co., Ltd.	811,000	5,970,111
Hosiden Corp.	8,200	136,667
HOYA Corp.	72,400	1,471,063
Idemitsu Kosan Co., Ltd.	600	53,196
INPEX Holdings, Inc.	211	2,282,671
INUI STEAMSHIP Co., Ltd. (1)	13,700	174,492
Iyo Bank, Ltd.	7,000	74,292
J-OIL Mills, Inc.	8,000	38,195
JAPAN TOBACCO, Inc.	512	2,436,707
JOINT Corp. (1)	15,100	26,971
K.K. DaVinci Advisors (2)	182	59,619
Kawasaki Kisen Kaisha, Ltd.	99,000	705,794
KOITO MANUFACTURING Co., Ltd.	14,000	167,374
KOMATSU, Ltd.	55,500	1,164,922
KONICA MINOLTA HOLDINGS, Inc.	130,700	1,797,503
LEOPALACE21 Corp.	34,700	350,028
Marubeni Corp.	486,000	3,019,960
Matsushita Electric Industrial Co., Ltd.	19,000	390,789
Mazda Motor Corp.	55,000	293,560
Mitsubishi Materials Corp.	65,000	232,130
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,520	53,354
MITSUI & Co., Ltd.	197,000	3,382,185
MITSUI MINING Co., Ltd.	18,000	61,533
Mitsui O.S.K. Lines, Ltd.	132,000	1,570,620
Mitsui Trust Holdings, Inc.	432,200	2,368,131
Mizuho Financial Group, Inc.	437	1,841,810
Mizuho Trust & Banking Co., Ltd. (1)	321,000	463,446
NEC Corp.	78,000	362,258
NEC Electronics Corp. (1)(2)	22,400	570,146
NIKON Corp. (1)	34,800	1,130,555
Nintendo Co., Ltd.	15,700	7,420,510
NIPPON MEAT PACKERS, Inc.	25,000	404,561
Nippon Metal Industry Co., Ltd. (1)	17,000	40,526
NIPPON OIL Corp.	219,000	1,371,194
Nippon Sheet Glass Co., Ltd.	84,000	429,766
Nippon Soda Co., Ltd.	11,000	53,721
NIPPON TELEGRAPH & TELEPHONE Corp.	294	1,443,410
Nippon Yakin Kogyo Co., Ltd.	103,500	512,344
NISHIMATSUYA CHAIN Co., Ltd. (1)	48,065	426,102
Nisshin Steel Co., Ltd.	168,000	448,410
Nitori Co., Ltd.	40,550	2,257,308
ROUND ONE Corp.	81	66,762
Sanken Electric Co., Ltd.	19,000	97,942
SANYO ELECTRIC Co., Ltd. (1)(2)	82,000	163,048
Sapporo Hokuyo Holdings, Inc.	11	59,017

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Japan (continued)
Seiko Epson Corp. (1)	30,300	$ 872,632
SHINWA KAIUN KAISHA, Ltd.	9,000	44,154
SKY Perfect JSAT Corp.	271	102,372
Sojitz Corp.	274,200	784,139
Sumikin Bussan Corp.	26,000	85,343
Sumitomo Mitsui Financial Group, Inc.	615	3,741,826
Sun Frontier Fudousan Co., Ltd.	56	23,551
SUZUKI MOTOR Corp.	7,300	154,108
TAKEFUJI Corp. (1)	27,730	365,653
TOAGOSEI Co., Ltd.	9,000	34,075
Tohoku Electric Power Co., Inc.	2,900	69,015
TOKAI RIKA Co., Ltd.	8,400	121,947
TOKYO ROPE MANUFACTURING Co., Ltd.	20,000	55,400
TOKYO TEKKO Co., Ltd.	4,000	11,241
Toyo Engineering Corp.	22,000	114,849
TOYODA GOSEI Co., Ltd.	1,300	28,830
TOYOTA BOSHOKU Corp.	77	1,242
Toyota Motor Corp.	105,700	4,737,874
Yamaguchi Financial Group, Inc.	16,000	183,804
Yamaha Motor Co., Ltd.	108,400	1,666,937
YAMATO KOGYO Co., Ltd.	8,600	311,502
YAMAZAKI BAKING Co., Ltd.	10,000	118,112

		73,319,196

Luxembourg — 1.9%
Acergy SA	191,381	3,296,607
ArcelorMittal (1)	41,035	3,231,888

		6,528,495

Mexico — 0.5%
Grupo Financiero Banorte SAB de CV	19,800	79,333
Grupo Mexico SAB de CV	346,614	577,423
Grupo Televisa SA	33,000	764,940
Mexichem SA de CV	45,900	105,792
Telefonos de Mexico SA de CV	64,600	79,598
Telmex Internacional SAB de CV	216,000	153,344

		1,760,430

Netherlands — 4.0%
Aegon NV	1	12
Draka Holding NV	1,232	36,930
Gemalto NV (2)	3,233	138,572
Heineken NV (1)	49,899	2,342,162
ING Groep NV (1)	231,191	7,241,683
Koninklijke Ahold NV	40,535	505,716
Koninklijke (Royal) Philips Electronics NV (1)	108,848	3,536,624
Oce NV	10,658	103,627
SNS Reaal	4,100	68,417

		13,973,743

Norway — 0.9%
Yara International ASA	48,400	2,992,445

Poland — 0.1%
KGHM Polska Miedz SA	7,548	256,514

Portugal — 0.0%
Sonae, S.G.P.S., SA	55,611	56,450

Russian Federation — 1.5%
Gazprom	43,000	1,671,935
Gazprom Neft, ADR	1,500	34,425
LUKOIL, ADR	48,346	3,590,336

		5,296,696

Description	Shares	Value
Common Stocks (continued)

Singapore — 0.2%
Golden Agri-Resources, Ltd.	112,000	$ 50,260
Jardine Cycle & Carriage, Ltd.	33,000	413,105
Neptune Orient Lines, Ltd.	222,000	350,598

		813,963

South Africa — 0.4%
ArcelorMittal South Africa, Ltd.	8,685	204,821
Massmart Holdings, Ltd.	96,900	1,045,237

		1,250,058

South Korea — 2.5%
Dongkuk Steel Mill Co., Ltd.	2,550	90,989
Honam Petrochemical Corp.	1,946	115,299
Hyundai Marine & Fire Insurance Co., Ltd.	2,100	34,700
Hyundai Steel Co.	10,507	486,905
Industrial Bank of Korea	18,880	270,882
Kookmin Bank, ADR	22,300	1,222,040
Korea Kumho Petrochemical Co., Ltd.	3,140	87,519
KT Corp.	22,360	915,478
LG Chem, Ltd.	4,599	397,831
LG Electronics, Inc.	6,856	631,552
POSCO	2,778	1,193,606
Samsung Electronics Co., Ltd.	5,340	2,507,941
Samsung SDI Co., Ltd.	9,036	686,369
STX Pan Ocean Co., Ltd.	32,000	55,952

		8,697,063

Spain — 1.5%
Banco Santander SA (1)	103,759	1,764,905
Criteria Caixacorp SA	11,621	59,005
Mapfre SA	39,450	188,695
Telefonica SA	131,500	3,253,270

		5,265,875

Sweden — 1.5%
Alfa Laval AB	10,200	139,437
Electrolux AB (1)	92,600	1,187,021
Elekta AB, Class B (1)	132,900	2,811,019
JM AB	27,600	331,786
Kinnevik Investment AB, Class B	9,800	144,978
NCC AB, Class B	1,200	15,731
Scania AB, Class B	16,300	233,746
Skandinaviska Enskilda Banken AB, Class A	21,400	384,251

		5,247,969

Switzerland — 5.5%
Baloise Holding AG	2,565	219,340
Galenica AG	858	339,699
Julius Baer Holding, Ltd.	55,494	3,380,146
Meyer Burger Technology AG (2)	262	78,183
Nestle SA (1)	101,669	4,480,320
Nobel Biocare Holding AG	100,831	3,371,967
Zurich Financial Services AG	28,528	7,447,873

		19,317,528

Taiwan — 0.3%
Chi Mei Optoelectronics Corp.	81,700	68,703
Compal Electronics, Inc.	111,555	99,715
Hon Hai Precision Industry Co., Ltd. (Foxconn)	135,000	678,279
Pou Chen Corp.	54,000	41,130
Taiwan Cooperative Bank	46,000	33,758
Tatung Co., Ltd. (2)	493,000	179,824

		1,101,409

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

International Stock Fund (continued)

Description	Shares	Value
Common Stocks (continued)

Turkey — 0.6%
Akbank TAS	291,540	$ 1,499,064
Dogan Sirketler Grubu Holding AS (2)	1	1
Eregli Demir ve Celik Fabrikalari AS	39,475	265,860
Koc Holding AS (2)	1	1
Tupras-Turkiye Petrol Rafinerileri AS	10,375	243,541
Turkcell Iletisim Hizmetleri	1	5

		2,008,472

United Kingdom — 15.6%
3i Group PLC	67,744	1,131,887
Antofagasta PLC	377,265	4,247,543
AstraZeneca PLC	152,483	7,427,407
BHP Billiton PLC	122,023	3,821,100
British Land Co. PLC	50,924	710,863
BT Group PLC	750,615	2,355,350
Capita Group PLC	37,170	479,026
Drax Group PLC	75,955	1,033,236
GAME GROUP PLC	50,370	246,706
IG Group Holdings PLC	23,605	148,611
IMI PLC	22,232	202,533
Imperial Tobacco Group PLC	123,800	4,083,373
Kazakhmys PLC	23,633	554,493
Keller Group PLC	2,605	37,465
Lonmin PLC	35,084	2,220,141
National Grid PLC	175,177	2,277,398
Next PLC	12,774	246,235
Prudential PLC	347,065	3,468,491
Royal Dutch Shell PLC, Class A	234,301	8,189,398
Smith & Nephew PLC	393,400	4,739,227
Stagecoach Group PLC	101,032	587,076
Tesco PLC	368,600	2,557,076
Thomas Cook Group PLC	33,894	141,214
WPP Group PLC	53,587	523,271
Xstrata PLC	53,711	2,993,420

		54,422,540

Total Common Stocks (identified cost $361,152,208)		342,818,650

Description	Shares or Principal Amount	Value
Rights — 0.0%

Australia — 0.0%
Leighton Holdings, Ltd. (2)	3,862	$ 0

Total Rights (identified cost $0)		0

Short-Term Investments — 16.2%

Collateral Pool Investment for Securities on Loan — 15.5%
(See Note 2 of the Financial Statements)		53,967,332

Repurchase Agreement — 0.7%
Agreement with Fixed Income Clearing Corporation, 1.930%, dated 8/29/2008, to be repurchased at $2,375,797 on 9/2/2008, collateralized by a U.S. Government Agency Obligation with a maturity of 1/23/2023, with a market value of $2,429,986 (at amortized cost)	$2,375,287	2,375,287

Total Short-Term Investments (identified cost $56,342,619)		56,342,619

Total Investments — 114.8% (identified cost $417,494,827)		399,161,269
Other Assets and Liabilities — (14.8)%		(51,342,146)

Total Net Assets — 100.0%		$347,819,123

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund (continued)

Industry Division

Industry	Value	% of Total Net Assets
Advertising	$412,272	0.1%
Aerospace/Defense	64,521	0.0
Agriculture	6,570,340	1.9
Airlines	5,354,366	1.5
Apparel	1,292,929	0.4
Automobiles	16,289,557	4.7
Banks	34,397,383	9.9
Beverages	2,342,162	0.7
Biotechnology	1,913,596	0.6
Building Materials	2,177,213	0.6
Chemicals	7,976,745	2.3
Coal	61,619	0.0
Commercial Services	744,784	0.2
Computers	651,145	0.2
Cosmetics	1,613,824	0.5
Distribution/Wholesale	11,964,122	3.4
Diversified Financial Services	8,098,387	2.3
Electronics	25,794,006	7.4
Engineering & Construction	5,886,379	1.7
Entertainment	3,968,666	1.1
Food & Staple Retailing	12,834,457	3.7
Healthcare	15,488,835	4.4
Holding Companies	9,588,256	2.8
Home Furnishings	1,696,255	0.5
Insurance	18,802,141	5.4
Internet	60,303	0.0
Iron & Steel	15,497,376	4.5
Leisure Time	1,874,913	0.5
Machinery	12,373,015	3.6
Media	2,109,978	0.6
Metals & Mining	20,066,939	5.8
Miscellaneous Manufacturing	3,357,547	1.0
Office & Business Equipment	2,683,327	0.8
Oil & Gas	29,503,991	8.5
Pharmaceuticals	11,172,761	3.2
Real Estate	2,307,521	0.7
REIT’s	710,863	0.2
Retail	7,987,338	2.3
Semiconductor Equipment & Products	3,176,029	0.9
Software	4,069,332	1.2
Telecommunications	16,986,373	4.9
Toys	7,420,511	2.1
Transportation	4,344,686	1.2
Venture Capital	1,131,887	0.3

Total Common Stocks	342,818,650	98.6
Collateral Pool Investment for Securities on Loan	53,967,332	15.5
Repurchase Agreement	2,375,287	0.7

Total Investments	399,161,269	114.8
Other Assets and Liabilities	(51,342,146)	(14.8)

Total Net Assets	$347,819,123	100.0%

Aggregate Bond Fund

Description	Principal Amount	Value
Asset-Backed Securities — 1.7%

Automobiles — 0.7%
Capital Auto Receivables Asset Trust, Class A3A, (Series 2008-2), 4.680%, 10/15/2012	$ 2,000,000	$ 1,995,508

Credit Cards — 1.0%
Chase Issuance Trust, Class A, (Series 2007-A15), 4.960%, 9/17/2012	3,000,000	3,034,185

Total Asset-Backed Securities (identified cost $4,999,492)		5,029,693

Collateralized Mortgage Obligations — 9.8%

Federal National Mortgage Association — 1.9%
5.500%, 3/25/2025, (Series 2006-12-PA)	2,845,368	2,879,954
5.500%, 8/25/2034, (Series 2005-123-PE)	3,000,000	2,964,717

		5,844,671

Private Sponsor — 7.9%
Chase Mortgage Finance Corp., Class 7A1, (Series 2007-A2), 5.888%, 7/25/2037 (4)	4,974,698	4,559,574
Countrywide Alternative Loan Trust, Class 2A14, (Series 2006-41CB), 6.000%, 1/25/2037	1,384,139	1,191,214
Countrywide Alternative Loan Trust, Class A19, (Series 2007-15CB), 5.750%, 7/25/2037	2,842,509	2,292,265
JP Morgan Alternative Loan Trust, Class 12A1, (Series 2007-A2), 2.672%, 6/25/2037 (4)	5,075,511	2,729,422
JP Morgan Mortgage Trust, Class 2A1, (Series 2006-A3), 5.625%, 5/25/2036 (4)	1,762,602	1,569,315
JP Morgan Mortgage Trust, Class 2A1, (Series 2007-A2), 5.698%, 4/25/2037 (4)	1,409,931	1,314,232
JP Morgan Mortgage Trust, Class 3A3, (Series 2007-A4), 5.876%, 6/25/2037 (4)	4,449,384	4,040,957
PHH Alternative Mortgage Trust, Class 1A1, (Series 2007-2), 2.582%, 5/25/2037 (4)	1,828,585	1,656,958
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR7), 5.605%, 5/25/2036 (4)	3,023,739	2,805,498
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR8), 5.240%, 4/25/2036 (4)	1,809,405	1,728,469

		23,887,904

Total Collateralized Mortgage Obligations (identified cost $33,806,356)		29,732,575

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

Aggregate Bond Fund (continued)

Description	Principal Amount	Value
Commercial Mortgage Securities — 11.7%

Private Sponsor — 11.7%
Bear Stearns Commercial Mortgage Securities, Class AM, (Series 2007-PW17), 5.915%, 6/11/2050 (4)	$ 3,000,000	$ 2,570,871
Bear Stearns Commercial Mortgage Securities, Class AM, (Series 2007-PW18), 6.084%, 6/11/2050 (4)	2,000,000	1,729,608
Citigroup Commercial Mortgage Trust, Class A4, (Series 2008-C7), 6.299%, 12/10/2049 (4)	3,000,000	2,816,928
Credit Suisse Mortgage Capital Certificates, Class AM, (Series 2007-C5), 5.869%, 9/15/2040 (4)	3,000,000	2,561,601
Greenwich Capital Commercial Funding Corp., Class AM, (Series 2007-GG11), 5.867%, 12/10/2049 (4)	3,000,000	2,554,110
JP Morgan Chase Commercial Mortgage Securities Corp., Class A1, (Series 2007-FL1A), 2.842%, 7/15/2019 (4)(6)(7)	2,649,825	2,555,052
JP Morgan Chase Commercial Mortgage Securities Corp., Class A2, (Series 2008-C2), 5.855%, 2/12/2051	3,000,000	2,907,606
Lehman Brothers Commercial Mortgage Trust, Class A1, (Series 2007-LLFA), 2.767%, 6/15/2022 (4)(6)(7)	4,472,955	4,227,560
Merrill Lynch/Countrywide Commercial Mortgage Trust, Class A4, (Series 2007-9), 5.700%, 9/12/2049	2,000,000	1,810,186
Merrill Lynch Mortgage Trust, Class A2, (Series 2006-C1), 5.796%, 5/12/2039 (4)	2,425,000	2,401,819
Merrill Lynch Mortgage Trust, Class A3, (Series 2006-C1), 5.841%, 5/12/2039 (4)	2,000,000	1,950,660
Merrill Lynch Mortgage Trust, Class A3A, (Series 2005-CIP1), 4.949%, 7/12/2038 (4)	2,000,000	1,948,608
Morgan Stanley Capital, Class A2A, (Series 2005-HQ6), 4.882%, 8/13/2042	3,000,000	2,975,055
Wachovia Bank Commercial Mortgage Trust, Class AM, (Series 2007-C34), 5.818%, 5/15/2046 (4)	2,944,000	2,492,756

Total Commercial Mortgage Securities (identified cost $38,076,065)		35,502,420

Corporate Bonds & Notes — 29.2%

Banks — 5.6%
Bank of America Corp., 8.000%, 12/29/2049 (1)(4)	3,000,000	2,677,770
Bank of America Corp., (Series MTN), 4.900%, 5/1/2013	5,000,000	4,844,060
Bank of New York Mellon, 5.125%, 8/27/2013	2,000,000	2,007,856

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Banks (continued)
Royal Bank of Scotland Group PLC, (Series 144A), 6.990%, 10/29/2049 (1)(4)(6)(7)	$ 3,000,000	$ 2,509,782
Wells Fargo Capital XIII, (Series GMTN), 7.700%, 12/29/2049 (4)	5,000,000	4,752,515

		16,791,983

Building Materials — 0.9%
CRH America, Inc., 6.000%, 9/30/2016	3,000,000	2,683,254

Diversified Financial Services — 8.5%
Citigroup, Inc., 5.300%, 10/17/2012	2,000,000	1,923,472
Citigroup, Inc., 8.400%, 4/29/2049 (4)	3,000,000	2,550,810
Countrywide Financial Corp., (Series MTN), 5.800%, 6/7/2012 (1)	2,000,000	1,811,780
General Electric Capital Corp., 5.625%, 5/1/2018	2,000,000	1,948,010
General Electric Capital Corp., 5.875%, 1/14/2038 (1)	3,000,000	2,710,197
Genworth Global Funding Trusts, 5.200%, 10/8/2010	2,000,000	2,005,784
JP Morgan Chase & Co., 6.400%, 5/15/2038	2,000,000	1,863,490
Lehman Brothers Holdings, 6.875%, 7/17/2037	3,000,000	2,463,246
Lehman Brothers Holdings, (Series MTN), 5.625%, 1/24/2013	3,000,000	2,804,040
Lehman Brothers Holdings, (Series MTN), 6.000%, 7/19/2012	3,000,000	2,837,286
Morgan Stanley, Inc., 3.875%, 1/15/2009	3,000,000	2,989,692

		25,907,807

Electric Utilities — 1.0%
Appalachian Power Co., 7.000%, 4/1/2038	3,000,000	3,002,379

Industrial — 0.3%
Ingersoll-Rand Global Holding Co., 6.000%, 8/15/2013	1,000,000	1,003,559

Insurance — 2.7%
Genworth Life Institutional Funding Trust, (Series MTN), 5.875%, 5/3/2013 (6)(7)	3,000,000	2,873,916
Progressive Corp., 6.700%, 6/15/2037 (4)	4,000,000	3,282,360
Prudential Financial, Inc., 6.000%, 12/1/2017 (1)	2,000,000	1,921,662

		8,077,938

Iron & Steel — 1.0%
ArcelorMittal, (Series 144A), 5.375%, 6/1/2013 (6)(7)	3,000,000	2,945,445

Media — 3.3%
Comcast Corp., 6.950%, 8/15/2037	2,000,000	1,957,716
Thomson Reuters Corp., 6.500%, 7/15/2018 (1)	3,000,000	3,043,506

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Aggregate Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)
Media (continued)
Time Warner Cable, Inc., 6.750%, 7/1/2018 (1)	$ 2,000,000	$ 2,022,774
Time Warner Cable, Inc., 7.300%, 7/1/2038 (1)	3,000,000	3,023,643

		10,047,639
Oil & Gas — 1.0%
XTO Energy, Inc., 6.500%, 12/15/2018 (1)	3,000,000	2,996,784
Real Estate Investment Trusts — 1.3%
iStar Financial, Inc., 8.625%, 6/1/2013	5,000,000	4,003,655
Retail — 0.7%
Walgreen Co., 4.875%, 8/1/2013	2,000,000	2,020,704
Telecommunications — 2.9%
AT&T, Inc., 6.300%, 1/15/2038	2,000,000	1,892,010
Deutsche Telekom International Finance, 5.875%, 8/20/2013 (1)	3,000,000	2,994,558
Rogers Communications, 6.800%, 8/15/2018	2,000,000	2,031,792
Verizon Communications, Inc., 6.900%, 4/15/2038	2,000,000	1,986,560

		8,904,920

Total Corporate Bonds & Notes (identified cost $92,907,670)		88,386,067
U.S. Government & U.S. Government Agency Obligations — 22.1%

Federal Home Loan Mortgage Corporation — 3.3%
3.375%, 4/15/2009	5,000,000	5,009,760
4.875%, 2/17/2009	5,000,000	5,043,000

		10,052,760
Federal National Mortgage Association — 1.0%
4.875%, 4/15/2009	3,000,000	3,033,972

U.S. Treasury Bonds & Notes — 17.8%
3.375%, 6/30/2013 (1)	30,000,000	30,431,280
3.875%, 5/15/2018 (1)	23,000,000	23,141,956

		53,573,236

Total U.S. Government & U.S. Government Agency Obligations
(identified cost $65,618,869)		66,659,968
U.S. Government Agency-Mortgage Securities — 44.4%
Federal Home Loan Mortgage Corporation — 1.1%
5.000%, 11/1/2035 (1)	3,520,195	3,393,972
Federal National Mortgage Association — 43.3%
5.000%, 7/1/2022 (1)	5,264,395	5,222,348
5.000%, 1/1/2037 (1)	9,315,435	8,978,505
5.500%, 9/15/2036 (5)	55,000,000	54,321,080
5.500%, 5/1/2037 (1)	15,328,166	15,155,357
5.500%, 7/1/2038 (1)	1,994,455	1,971,770
6.000%, 9/13/2037 (5)	35,000,000	35,344,540
6.500%, 9/1/2037 (1)	1,764,186	1,816,531
6.500%, 9/1/2037 (1)	4,300,401	4,427,998
6.500%, 11/1/2037 (1)	1,702,629	1,743,881
6.500%, 1/1/2038	1,833,332	1,887,912

		130,869,922

Total U.S. Government Agency-Mortgage Securities
(identified cost $132,091,795)		134,263,894

Description	Principal Amount	Value
Short-Term Investments — 50.1%

Collateral Pool Investment for Securities on Loan — 39.5%
(See Note 2 of the Financial Statements)		$119,278,249

Federal Home Loan Bank — 8.3%
1.950%, 9/2/2008 (11)	$ 25,000,000	24,998,646

Repurchase Agreement — 2.3%
Agreement with Morgan Stanley & Co., Inc., 2.050%, dated 8/29/2008, to be repurchased at $6,914,082 on 9/2/2008, collateralized by a U.S. Government Agency Obligation with a maturity of 3/5/2010, with a market value of $7,206,670 (at amortized cost)	6,912,507	6,912,507

Total Short-Term Investments (identified cost $151,189,402)		151,189,402

Total Investments — 169.0% (identified cost $518,689,649)		510,764,019
Other Assets and Liabilities — (69.0)%		(208,554,298)

Total Net Assets — 100.0%		$302,209,721

Government Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 1.5%

Credit Cards — 0.8%
Chase Issuance Trust, Class A, (Series 2007-A15), 4.960%, 9/17/2012	$ 5,000,000	$ 5,056,974

Federal Home Loan Mortgage Corporation — 0.1%
2.732%, 8/25/2031, (Series T-32-A1) (4)	779,932	702,599

Home Equity — 0.1%
Green Tree Home Improvement Loan Trust, Class HEB1, (Series 1998-B), 7.810%, 11/15/2029	640,542	641,852

Other Financial — 0.5%
Countrywide Asset-Backed Certificates, Class A1, (Series 2007-QH2), 2.712%, 4/25/2037(4)(6)(7)	3,480,628	2,834,390

Total Asset-Backed Securities (identified cost $9,901,940)		9,235,815

Collateralized Mortgage Obligations — 22.7%

Federal Home Loan Mortgage Corporation — 4.1%
2.820%, 6/15/2025, (Series 2993-TF) (4)	7,766,576	7,514,402
5.000%, 10/15/2029, (Series 2745-AY)	5,000,000	4,964,350
5.000%, 10/15/2031, REMIC (Series 2543-LN)	3,175,744	3,184,938
5.000%, 5/15/2033, REMIC (Series 2791-BL)	1,949,172	1,898,492

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

Government Income Fund (continued)

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Federal Home Loan Mortgage Corporation (continued)
5.000%, 10/15/2034, REMIC (Series 2876-DQ)	$ 310,705	$ 309,105
5.000%, 4/15/2035, REMIC (Series 2963-ED)	1,268,220	1,137,242
5.500%, 10/15/2035, (Series 3058-WC)	1,890,641	1,912,353
6.000%, 6/15/2037, (Series 3333-W)	4,267,226	4,279,016

		25,199,898

Federal National Mortgage Association — 3.3%
2.721%, 1/25/2031, REMIC (Series 2001-25-FA) (4)	1,850,176	1,841,993
4.000%, 10/25/2032, REMIC (Series 2003-28-GA)	380,710	358,843
5.000%, 10/25/2016, REMIC (Series 2003-16-PD)	5,000,000	5,056,160
5.500%, 3/25/2025, (Series 2006-12-PA)	6,889,206	6,972,945
5.500%, 8/25/2034, (Series 2005-123-PE)	5,407,000	5,343,408
5.500%, 11/25/2035, (Series 2005-100-DA)	1,207,279	1,211,953

		20,785,302

Private Sponsor — 15.3%
Banc of America Funding Corp., Class 1A3, (Series 2007-C), 5.758%, 5/20/2036 (4)	6,720,075	6,199,653
Chase Mortgage Finance Corp., Class 7A1, (Series 2007-A2), 5.888%, 7/25/2037 (4)	8,291,164	7,599,291
Countrywide Alternative Loan Trust, Class 2A14, (Series 2006-41CB), 6.000%, 1/25/2037	1,384,139	1,191,215
Countrywide Alternative Loan Trust, Class A19, (Series 2007-15CB), 5.750%, 7/25/2037	6,632,522	5,348,618
Countrywide Home Loans, Class 1A8, (Series 2003-J1), 5.750%, 3/25/2033	788,371	779,420
GSR Mortgage Loan Trust, Class 2A8, (Series 2005-5F), 5.500%, 6/25/2035	6,000,000	5,467,506
JP Morgan Alternative Loan Trust, Class 12A1, (Series 2007-A2), 2.672%, 6/25/2037 (4)	13,534,696	7,278,459
JP Morgan Mortgage Trust, Class 2A1, (Series 2007-A2), 5.698%, 4/25/2037 (4)	8,459,586	7,885,392
JP Morgan Mortgage Trust, Class 3A3, (Series 2007-A4), 5.876%, 6/25/2037 (4)	11,000,771	9,990,966
JP Morgan Mortgage Trust, Class 4A1, (Series 2007-A2), 6.041%, 4/25/2037 (4)	4,843,367	4,425,520
JP Morgan Mortgage Trust, Class 4A1M, (Series 2007-A2), 5.791%, 4/25/2037 (4)	7,265,050	6,599,688

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Private Sponsor (continued)
Master Asset Securitization Trust, Class 4A5, (Series 2004-3), 5.000%, 3/25/2034	$ 15,215,000	$ 14,506,909
Residential Accredit Loans, Inc., Class A5, (Series 2003-QR24), 4.000%, 7/25/2033	1,939,923	1,405,809
Structured Asset Securities Corporation, Class 2A, (Series 2003-21), 5.250%, 8/25/2033	3,908,773	3,685,957
Thornburg Mortgage Securities Trust, Class A2B, (Series 2007-1), 2.612%, 3/25/2037 (4)	6,289,710	5,912,025
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR7), 5.605%, 5/25/2036 (4)	4,450,944	4,129,693
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR8), 5.240%, 4/25/2036 (4)	3,015,675	2,880,781

		95,286,902

Total Collateralized Mortgage Obligations (identified cost $155,437,279)		141,272,102

Commercial Mortgage Securities — 10.0%

Private Sponsor — 10.0%
Bear Stearns Commercial Mortgage Securities, Class AM, (Series 2007-PW17), 5.915%, 6/11/2050 (4)	6,000,000	5,141,742
Citigroup Commercial Mortgage Trust, Class A4, (Series 2008-C7), 6.299%, 12/10/2049 (4)	3,000,000	2,816,928
Credit Suisse Mortgage Capital Certificates, Class A1, (Series 2006-TF2A), 2.567%, 10/15/2021 (4)(6)(7)	1,431,581	1,352,364
Credit Suisse Mortgage Capital Certificates, Class AM, (Series 2007-C5), 5.869%, 9/15/2040 (4)	6,000,000	5,123,202
Greenwich Capital Commercial Funding Corp., Class A1, (Series 2006-FL4A), 2.550%, 11/5/2021 (4)(6)(7)	1,416,872	1,310,575
Greenwich Capital Commercial Funding Corp., Class AM, (Series 2007-GG9), 5.475%, 3/10/2039	5,000,000	4,190,980
Greenwich Capital Commercial Funding Corp., Class AM, (Series 2007-GG11), 5.867%, 12/10/2049 (4)	9,000,000	7,662,330
JP Morgan Chase Commercial Mortgage Securities Corp., Class A1, (Series 2007-FL1A), 2.842%, 7/15/2019 (4)(6)(7)	2,649,825	2,555,052
Lehman Brothers Commercial Mortgage Trust, Class A1, (Series 2007-LLFA), 2.767%, 6/15/2022 (4)(6)(7)	7,156,729	6,764,096

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Government Income Fund (continued)

Description	Principal Amount	Value
Commercial Mortgage Securities (continued)

Private Sponsor (continued)
Merrill Lynch/Countrywide Commercial Mortgage Trust, Class A4, (Series 2007-9), 5.700%, 9/12/2049	$ 5,000,000	$ 4,525,465
Merrill Lynch Mortgage Trust, Class A2, (Series 2006-C1), 5.796%, 5/12/2039 (4)	3,000,000	2,971,323
Merrill Lynch Mortgage Trust, Class A3A, (Series 2005-CIP1), 4.949%, 7/12/2038 (4)	4,000,000	3,897,216
Morgan Stanley Capital, Class A2A, (Series 2005-HQ6), 4.882%, 8/13/2042	4,000,000	3,966,740
Morgan Stanley Capital, Class A4, (Series 2007-IQ16), 5.809%, 12/12/2049	5,000,000	4,554,325
Wachovia Bank Commercial Mortgage Trust, Class AM, (Series 2007-C34), 5.818%, 5/15/2046 (4)	6,000,000	5,080,344

Total Commercial Mortgage Securities (identified cost $68,526,958)		61,912,682

Corporate Bonds & Notes — 1.4%

Diversified Financial Services — 1.0%
Bear Stearns Co., Inc., 2.991%, 2/1/2012 (4)	4,000,000	3,899,808
SLM Corp., (Series MTNA), 2.940%, 7/27/2009 (4)	2,500,000	2,369,788

		6,269,596

Insurance — 0.4%
HSB Capital I, Company Guarantee, (Series B), 3.701%, 7/15/2027 (4)	3,000,000	2,196,090

Total Corporate Bonds & Notes (identified cost $9,468,950)		8,465,686

U.S. Government & U.S. Government Agency Obligations — 8.1%

Federal Home Loan Mortgage Corporation — 1.6%
3.375%, 4/15/2009	10,000,000	10,019,520

Federal National Mortgage Association — 1.6%
4.875%, 4/15/2009	10,000,000	10,113,240

U.S. Treasury Bonds & Notes — 4.9%
3.375%, 6/30/2013 (1)	10,000,000	10,143,760
3.875%, 5/15/2018 (1)	20,000,000	20,123,440

		30,267,200

Total U.S. Government & U.S. Government Agency Obligations
(identified cost $49,613,279)		50,399,960

U.S. Government Agency-Mortgage Securities — 84.9%

Federal Home Loan Mortgage Corporation — 4.1%
5.000%, 8/1/2014	2,328,227	2,334,136
5.000%, 5/1/2021	3,119,611	3,107,055
5.000%, 10/1/2033	2,943,598	2,848,170
5.000%, 11/1/2035 (1)	9,680,537	9,333,421
5.500%, 11/1/2018	3,126,151	3,182,459
5.500%, 10/1/2021	3,448,922	3,481,942

Description	Principal Amount	Value
U.S. Government Agency-Mortgage Securities (continued)

Federal Home Loan Mortgage Corporation (continued)
6.500%, 9/1/2016	$ 178,318	$ 184,818
7.000%, 11/1/2009	12,513	12,778
7.500%, 9/1/2013	67,219	72,870
7.500%, 4/1/2024	224,984	243,507
7.500%, 4/1/2027	120,899	130,867
8.000%, 8/1/2030	142,715	154,444
8.500%, 9/1/2024	116,937	129,252
9.000%, 6/1/2019	179,293	195,623
9.500%, 2/1/2025	109,445	120,903

		25,532,245

Federal National Mortgage Association — 78.8%
5.000%, 5/1/2018	2,083,417	2,090,007
5.000%, 5/1/2020	3,972,786	3,940,658
5.000%, 7/1/2035	4,137,446	3,981,332
5.000%, 2/1/2036 (1)	5,675,832	5,461,672
5.000%, 12/1/2036 (1)	29,982,264	28,850,973
5.500%, 8/1/2021 (1)	13,828,753	13,961,149
5.500%, 1/1/2023	2,324,560	2,332,452
5.500%, 10/1/2024	2,709,976	2,714,017
5.500%, 2/1/2033	1,553,104	1,543,204
5.500%, 6/1/2035	4,820,366	4,765,539
5.500%, 8/1/2036 (1)	3,142,986	3,107,237
5.500%, 9/15/2036 (5)	120,000,000	118,518,721
5.500%, 11/1/2036 (1)	23,914,214	23,664,645
5.500%, 12/1/2036 (1)	16,637,633	16,464,003
5.500%, 1/1/2037	1,673,280	1,655,817
5.500%, 5/1/2037 (1)	27,049,705	26,744,747
5.500%, 7/1/2037 (1)	70,866,660	70,060,623
5.500%, 8/1/2037 (1)	9,621,376	9,511,942
5.500%, 8/1/2037 (1)	17,764,279	17,562,228
6.000%, 9/1/2013	683,479	703,692
6.000%, 10/1/2016	473,895	487,910
6.000%, 9/1/2021 (1)	4,138,609	4,244,193
6.000%, 1/1/2036 (1)	1,752,762	1,774,454
6.000%, 4/1/2037	1,167,095	1,179,716
6.000%, 9/13/2037 (5)	90,000,000	90,885,961
6.500%, 9/1/2016	318,288	331,230
6.500%, 9/1/2016	621,515	646,788
6.500%, 8/1/2030	3,480,410	3,614,131
6.500%, 12/1/2031	208,263	216,070
6.500%, 9/1/2037 (1)	17,201,605	17,711,994
6.500%, 11/1/2037 (1)	3,405,259	3,487,761
6.500%, 1/1/2038 (1)	3,666,664	3,775,824
7.000%, 12/1/2010	23,010	23,089
7.000%, 3/1/2029	296,625	312,975
7.000%, 7/1/2029	773,851	816,506
7.000%, 2/1/2030	689,390	727,389
7.500%, 12/1/2009	95,446	96,247
7.500%, 10/1/2030	110,353	118,820
8.000%, 10/1/2028	1,237,751	1,345,246
8.000%, 4/1/2030	220,044	237,872

		489,668,834

Government National Mortgage Association — 2.0%
5.000%, 4/15/2034	1,889,658	1,851,918
5.500%, 9/15/2033 (1)	4,375,564	4,388,183
6.000%, 12/20/2033	4,896,380	4,979,143
6.500%, 9/15/2032	800,691	829,682
7.000%, 6/15/2029	201,326	214,349
7.000%, 8/15/2031	180,664	192,083
8.500%, 6/15/2010	73,092	73,753
9.000%, 11/15/2009	30,354	30,519
9.000%, 1/15/2010	30,763	30,969
9.500%, 10/15/2024	75,633	83,841

		12,674,440

Total U.S. Government Agency-Mortgage Securities (identified cost $521,591,055)		527,875,519

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

Government Income Fund (continued)

Description	Principal Amount	Value

Short-Term Investments — 52.0%

Collateral Pool Investment for Securities on Loan — 47.3%
(See Note 2 of the Financial Statements)		$294,412,009

Federal Home Loan Bank — 4.0%
1.950%, 9/2/2008 (11)	$25,000,000	24,998,646

Repurchase Agreement — 0.7%
Agreement with Morgan Stanley & Co., Inc., 2.050%, dated 8/29/2008, to be repurchased at $4,155,666 on 9/2/2008, collateralized by a U.S. Government Agency Obligation with a maturity of 3/5/2010, with a market value of $4,308,830 (at amortized cost)	4,154,720	4,154,720

Total Short-Term Investments (identified cost $323,565,375)		323,565,375

Total Investments — 180.6% (identified cost $1,138,104,836)		1,122,727,139
Other Assets and Liabilities — (80.6)%		(501,174,080)

Total Net Assets — 100.0%		$621,553,059

Intermediate Tax-Free Fund

Description/Credit Ratings (8)	Principal Amount	Value
Municipals — 97.1%

Alabama — 0.2%
Jefferson County, AL, Limited Obligation School Warrants, (Series 2000), 5.500%, (FSA Insurance Corp.)/(Original Issue Yield: 5.70%), 2/15/2020 AAA/Aaa; Call Date 2/15/2010	$ 100,000	$ 97,105
Jefferson County, AL, Limited Obligation School Warrants, (Series 2004 A), 5.250%, (Original Issue Yield: 4.28%), 1/1/2016 BBB/B1; Call Date 1/1/2014	50,000	47,742

		144,847
Alaska — 0.4%
Alaska Housing Finance Corporation, (Series 1997 A-1), Mortgage Revenue Bonds, 5.350%, (MBIA Insurance Corp.), 12/1/2013 AAA/Aaa; Call Date 12/1/2009	365,000	366,478

Arizona — 5.4%
Arizona State University, McAllister Academic Village LLC Project, Variable Rate Demand Revenue Bonds, (Series 2005 A), 7.000%, (Ambac Ins.), 7/1/2045 AA/Aa3; Call Date 9/5/2008 (4)	1,000,000	999,999
Gila County, AZ, Payson Unified School District No. 10, GO UT School Improvement Bonds, (Series 2008 B), 3.000%, (Original Issue Yield: 5.10%), 7/1/2019 NR/A2; Call Date 7/1/2018	500,000	486,880

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Arizona (continued)
Gila County, AZ, Payson Unified School District No. 10, GO UT School Improvement Bonds, (Series 2008 B), 3.000%, (Original Issue Yield: 5.20%), 7/1/2020 NR/A2; Call Date 7/1/2018	$ 600,000	$ 582,300
Maricopa County, AZ, Industrial Development Authority, Catholic Healthcare West Project, (Series 1998 A), Health Facility Revenue Bonds, 5.000%, (Original Issue Yield: 5.25%), 7/1/2016 A/A2; Call Date 7/1/2009	90,000	90,806
Maricopa County, AZ, School District No. 28 Kyrene Elementary, (Series 2001 A), GO UT, 5.000%, (MBIA Insurance Corp.)/(Original Issue Yield: 4.59%), 7/1/2013 NR/Aa2	125,000	136,089
Maricopa County, AZ, Sun Health Corporation Hospital Revenue Bonds, (Series 2005), 5.000%, (Original Issue Yield: 4.46%), 4/1/2016 BBB/Baa1; Call Date 4/1/2015	550,000	553,652
Phoenix, AZ, Civic Improvement Corporation, Civic Plaza Expansion Project, State of Arizona Distribution Revenue Bonds, (Series 2005 B), 0.000%, (FGIC)/(Original Issue Yield: 4.72%), 7/1/2041 AA/A1	1,250,000	974,925
Phoenix, AZ, Civic Improvement Corporation, Jr. Lien Water System Revenue Refunding Construction Bonds, 5.250%, (FGIC)/(Original Issue Yield: 4.69%), 7/1/2016 AA/Aa3	210,000	233,285
Pima County, AZ, Industrial Development Authority, Valley Academy Project, Education Revenue Bonds, (Series 2008), 6.375%, (Original Issue Yield: 6.373%), 7/1/2028 NR/Baa3; Call Date 7/1/2018	335,000	331,067
Vistancia Community Facilities District, AZ, Peoria, (Series 2005), GO UT Bonds, 5.500%, (Original Issue Yield: 5.40%), 7/15/2020 NR/Baa1; Call Date 7/15/2015	500,000	496,100

		4,885,103

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Arkansas — 0.6%
City of North Little Rock, AR, Health Facilities Board, Baptist Health, Healthcare Revenue Bonds, 5.000%, (Series 2005), (CIFG)/(Original Issue Yield: 3.95%), 12/1/2015 A+/NR	$ 50,000	$ 54,491
University of Arkansas, Board of Trustees/Fayetteville Campus, Various Facility Revenue Bonds, (Series 2008 A), 5.000%, (Original Issue Yield: 5.09%), 11/1/2038 NR/Aa3; Call Date 11/1/2018	500,000	502,340

		556,831

California — 12.2%
ABC Unified School District, CA, Los Angeles County, (Series 2003 A), GO UT Refunding Bonds, 5.000%, (MBIA Insurance Corp.), 2/1/2021 AA/A2	700,000	711,634
California Pollution Control Financing Authority, USA Waste Services, Inc. Project, Solid Waste Disposal Refunding Revenue Bonds, (Series 1998 A), (AMT), 4.500%, (Original Issue Yield: 4.50%), 6/1/2018 BBB/NR; Mandatory Tender 6/1/2010 (9)	500,000	500,385
California Pollution Control Financing Authority, USA Waste Services, Inc. Project, Solid Waste Disposal Refunding Revenue Bonds, (Series 1998 B), (AMT), 4.000%, (Original Issue Yield: 4.00%), 6/1/2018 BBB/NR; Mandatory Tender 6/1/2010 (9)	500,000	500,390
California Statewide Communities Development Authority, Revenue Bonds, John Muir Health, (Series 2006 A), 5.000%, (Original Issue Yield: 4.61%), 8/15/2021 A+/A1; Call Date 8/15/2016	80,000	81,256
City of Palm Springs, CA, Palm Springs Regional Airport Financing Authority, Passenger Facility Charge Revenue Bonds, (Series 1988), (AMT), 5.125%, (FSA Insurance Corp.)/(Original Issue Yield: 5.36%), 1/1/2018 AAA/Aaa; Call Date 1/1/2009 (9)	25,000	25,491
East Side Union High School District, CA, Santa Clara County, GO UT Election Bonds, (Series 2002 G), 0.000%, (FSA Insurance Corp.)/(Original Issue Yield: 4.93%), 8/1/2029 AAA/Aaa	670,000	223,063

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

California (continued)
Fresno Unified School District, CA, Fresno County, (Series 1999 C), GO UT Refunding Bonds, 5.800%, (MBIA Insurance Corp.)/(Original Issue Yield: 5.37%), 2/1/2014 AA/A2	$ 125,000	$ 138,206
Fresno Unified School District, CA, Fresno County, (Series 2002 A), GO UT Refunding Bonds, 5.300%, (MBIA Insurance Corp.), 2/1/2014 AA/A2	290,000	313,577
Fresno Unified School District, CA, Fresno County, (Series 2002 A), GO UT Refunding Bonds, 6.000%, (MBIA Insurance Corp.), 8/1/2026 AA/A2	1,500,000	1,645,019
Fresno Unified School District, CA, Fresno County, (Series 2004 B), GO UT Refunding Bonds, 4.600%, (MBIA Insurance Corp.), 2/1/2016 AA/A2	300,000	311,628
Grant Joint Union High School District, CA, School Facilities Financing Authority, General Obligation Revenue Bonds, (Series 2008 A), 0.000%, (FSA Insurance Corp.)/(Original Issue Yield: 5.03%), 8/1/2025 NR/Aaa	1,710,000	714,301
Norwalk-La Mirada Unified School District, CA, Los Angeles County, GO UT, Election of 2002 Bonds, (Series 2005 B), 0.000%, (FSA Insurance Corp.)/(Original Issue Yield: 4.93%), 8/1/2021 AAA/NR	415,000	218,825
Oxnard School District, CA, Ventura County, (Series 2001 A), GO UT Refunding Bonds, 5.750%, (MBIA Insurance Corp.), 8/1/2022 AA/A2; Call Date 2/1/2022	515,000	552,162
Pleasant Valley School District, CA, Ventura County, GO UT Refunding Bonds, (Series 2002 A), 5.850%, (MBIA Insurance Corp.)/(Not Reoffered), 2/1/2020 AA/A2	50,000	55,031
Pomona Unified School District, CA, Los Angeles County, GO UT Bonds, (Series 2000 A), 6.300%, (MBIA Insurance Corp.)/(Original Issue Yield: 5.50%), 2/1/2016 AA/A2	50,000	56,828
Pomona Unified School District, CA, Los Angeles County, GO UT Bonds, (Series 2000 A), 6.550%, (MBIA Insurance Corp.)/(Original Issue Yield: 5.77%), 8/1/2029 AA/A2	200,000	224,004

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

California (continued)
Richmond Joint Powers Financing Authority, CA, Refunding and Civic Center Project, Lease Revenue Bonds, (Series 2007), 4.125%, (Ambac Ins.)/(Original Issue Yield: 4.125%), 8/1/2037 AA/Aaa	$ 650,000	$ 650,397
San Francisco City and County, CA, Laguna Honda Hospital, GO UT Bonds, (Series 2008 R-3), 4.625%, (Original Issue Yield: 4.80%), 6/15/2030 AA/Aa2; Call Date 6/15/2015	350,000	335,818
Sierra View Local Health Care District Revenue Bonds, 4.700%, (Original Issue Yield: 4.74%), 7/1/2016 NR/NR	250,000	253,088
Sierra View Local Health Care District Revenue Bonds, 5.250%, (Original Issue Yield: 5.28%), 7/1/2022 NR/NR; Call Date 7/1/2017	1,000,000	994,100
Sierra View Local Health Care District Revenue Bonds, 5.250%, (Original Issue Yield: 5.32%), 7/1/2023 NR/NR; Call Date 7/1/2017	250,000	247,193
Sweetwater Union High School District, CA, San Diego County, (Series 2005), Refinancing Certificates of Participation, 4.000%, (MBIA Insurance Corp.)/(Original Issue Yield: 4.21%), 9/1/2016 AA/A2; Call Date 9/1/2015	50,000	49,730
Vallejo City Unified School District, CA, Solano County, (Series 2002 A), GO UT Refunding Bonds, 5.900%, (MBIA Insurance Corp.), 8/1/2018 AA/A2	350,000	365,456
Vallejo City Unified School District, CA, Solano County, GO UT Bonds, (Series 2002 A), 5.000%, (MBIA Insurance Corp.), 2/1/2013 AA/A2	100,000	103,348
Vallejo City Unified School District, CA, Solano County, GO UT Bonds, (Series 2002 A), 5.400%, (MBIA Insurance Corp.), 2/1/2015 AA/A2	275,000	287,856
Vallejo City Unified School District, CA, Solano County, GO UT Bonds, (Series 2002 A), 5.900%, (MBIA Insurance Corp.), 2/1/2017 AA/A2	60,000	63,330
Vallejo City Unified School District, CA, Solano County, GO UT Bonds, (Series 2002 A), 5.900%, (MBIA Insurance Corp.), 2/1/2018 AA/A2	50,000	52,122

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

California (continued)
Vallejo City Unified School District, CA, Solano County, GO UT Bonds, (Series 2002 A), 5.900%, (MBIA Insurance Corp.), 8/1/2025 AA/A2	$ 800,000	$ 806,320
Wiseburn School District, CA, Los Angeles County, 2007 Election GO UT Bonds, (Series 2008 A), 3.500%, (Assured Guaranty Corp.)/(Original Issue Yield: 3.26%), 8/1/2015 AAA/Aaa (5)	120,000	121,990
Wiseburn School District, CA, Los Angeles County, 2007 Election GO UT Bonds, (Series 2008 A), 4.000%, (Assured Guaranty Corp.)/(Original Issue Yield: 3.56%), 8/1/2017 AAA/Aaa (5)	185,000	191,305
Wiseburn School District, CA, Los Angeles County, 2007 Election GO UT Bonds, (Series 2008 A), 4.000%, (Assured Guaranty Corp.)/(Original Issue Yield: 3.69%), 8/1/2018 AAA/Aaa (5)	140,000	143,336

		10,937,189

Colorado — 4.2%
Broomfield, CO, Interlocken Consolidated Metropolitan District, (Series 1999 B), General Obligation Refunding and Improvement Bonds, 5.750%, (Asset Guaranty Insurance Company)/(Original Issue Yield: 6.05%), 12/15/2019 BBB+/NR; Call Date 12/15/2009	500,000	513,510
Colorado Health Facilities Authority, Longmont United Hospital Project, (Series 2003), Revenue Refunding Bonds, 4.500%, (ACA Insurance Corp.)/(Original Issue Yield: 4.66%), 12/1/2016 BBB-/Baa2	100,000	96,192
El Paso County, CO, Lease and Sublease Agreement With El Paso County Facilities Corp., Detention Facility Project, Certificates of Participation, (Series 2002 B), 5.375%, (Ambac Ins.)/(Original Issue Yield: 4.73%), 12/1/2019 AA/Aa3; Call Date 12/1/2012	75,000	77,943
El Paso County, CO, School District No. 49 Falcon, GO UT, (Series 2002), 5.750%, (FGIC State Aid Withholding)/(Original Issue Yield: 4.75%), 12/1/2013 AA-/Aa3; (Prerefunded 12/1/2011)	1,875,000	2,067,225
Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, (Series 2008), 5.750%, (Merrill Lynch & Co., Inc.)/(Original Issue Yield: 6.15%), 11/15/2018 A/A2	500,000	493,510

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Colorado (continued)
Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, (Series 2008), 6.125%, (Merrill Lynch & Co., Inc.)/(Original Issue Yield: 6.43%), 11/15/2023 A/A2	$ 500,000	$ 493,385

		3,741,765

Connecticut — 0.1%
State of Connecticut Health and Educational Facilities Authority, Waterbury Hospital Issue Revenue Bonds, (Series C), 6.125%, (Radian Ins.)/(Original Issue Yield: 5.65%), 7/1/2014 BBB+/NR; Call Date 7/1/2009	100,000	102,447

Florida — 7.6%
Citizens Property Insurance Corporation, FL, High-Risk Account, Senior Secured Notes, (Series 2008 A-1), 5.000%, (Original Issue Yield: 4.37%), 6/1/2011 A+/A2	650,000	670,092
City of Gulf Breeze, FL, Local Government Loan Program, Floating Rate Demand Revenue Bonds, (Series 1985E), 5.000%, (FGIC)/(Original Issue Yield: 4.27%), 12/1/2020 NR/Baa3; Call Date 12/1/2011	450,000	452,669
City of Orlando, FL, Greater Orlando Aviation Authority, Airport Facilities Refunding Revenue Bonds, (Series 2007 A), (AMT), 5.000%, (FSA Insurance Corp.)/(Original Issue Yield: 4.54%), 10/1/2019 AAA/Aaa; Call Date 10/1/2017 (9)	500,000	492,880
Hillsborough County, FL, Industrial Development Authority, Tampa Electric Company Project, Pollution Control Revenue Refunding Bonds, (Series 2006), 5.000%, (Ambac Ins.)/(Original Issue Yield: 4.999%), 12/1/2034 AA/Aa3	650,000	664,963
Hillsborough County, FL, Industrial Development Authority, Tampa Electric Company Project, Pollution Control Revenue Refunding Bonds, (Series 2007 A), 5.650%, (Original Issue Yield: 5.649%), 5/15/2018 BBB-/Baa2	500,000	496,640
Hurricane Catastrophe Fund Finance Corporation, FL, Revenue Bonds, (Series 2008 A), 5.000%, (Original Issue Yield: 4.50%), 7/1/2013 AA-/Aa3	500,000	521,490

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Florida (continued)
Hurricane Catastrophe Fund Finance Corporation, FL, Revenue Bonds, (Series 2008 A), 5.000%, (Original Issue Yield: 4.625%), 7/1/2014 AA-/Aa3	$ 800,000	$ 834,824
Orange County, FL, Health Facilities Authority, Orlando Regional Healthcare System, Hospital Revenue Bonds, (Series 2008 C), 5.250%, (Original Issue Yield: 5.42%), 10/1/2035 A/A2; Call Date 10/1/2018	300,000	281,082
Putnam County, FL, Development Authority, Seminole Electric Cooperative, Inc. Project, Pollution Control Revenue Refunding Bonds, (Series 2007 B), 5.350%, (Ambac Ins.)/(Original Issue Yield: 5.35%), 3/15/2042 AAA/Aa3	295,000	295,419
State of Florida Board of Education, Lottery Revenue Bonds, (Series 2002 A), 5.000%, (FGIC)/(Original Issue Yield: 5.06%), 7/1/2019 AAA/A2; Call Date 7/1/2012	2,000,000	2,069,099

		6,779,158

Georgia — 4.0%
Albany-Dougherty County, GA, Hospital Authority, Phoebe Putney Memorial Hospital, Revenue Bonds, (Series 1996), 6.000%, (Ambac Ins.), 9/1/2026 AA/Aa3 (4)	535,000	535,000
Georgia Municipal Electric Authority, Project One Subordinated Revenue Bonds, (Series 1998 A), 5.250%, (MBIA Insurance Corp.)/(Original Issue Yield: 4.70%), 1/1/2014 AA/A2	1,000,000	1,084,300
Main Street Natural Gas, Inc., GA, Gas Project Revenue Bonds, (Series 2008 A), 5.500%, (Original Issue Yield: 6.00%), 7/15/2017 A/A2	1,500,000	1,453,905
South Georgia Governmental Services Authority, Telecommunications/Cable Systems Projects, Revenue Bonds, (Series 2004), 5.000%, (FGIC)/(Original Issue Yield: 4.05%), 1/1/2020 NR/Baa3	500,000	516,055

		3,589,260

Hawaii — 0.3%
Airports System Revenue Bonds, HI, (Series 2001), (AMT), 5.750%, (FGIC)/(Original Issue Yield: 5.22%), 7/1/2016 A-/A2; Call Date 7/1/2011 (9)	250,000	253,418

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Illinois — 6.4%

Illinois Development Finance Authority, Waste Management, Inc. Project, Adjustable Rate Solid Waste Disposal Revenue Bonds, (Series 1997), (AMT), 5.049%, (Original Issue Yield: 5.049%), 1/1/2010 BBB/NR (9)

	$ 230,000	$ 230,830
Illinois Finance Authority, Community Rehabilitation Providers Facilities Acquisition Program, Refunding and New Money Revenue Bonds, (Series 2007 A), 5.000%, (Original Issue Yield: 5.00%), 7/1/2016 BBB/NR; Call Date 7/1/2014	730,000	731,358
Illinois Finance Authority, Edward Hospital Obligated Group, Revenue Bonds, (Series 2008 A), 5.500%, (Ambac Ins.)/(Original Issue Yield: 5.73%), 2/1/2040 AA/Aa3; Call Date 2/1/2018	400,000	400,560
Illinois Finance Authority, Edward Hospital Obligated Group, Revenue Bonds, (Series 2008 A), 6.250%, (Ambac Ins.)/(Original Issue Yield: 5.63%), 2/1/2033 AA/Aa3; Call Date 2/1/2018	375,000	403,406
Illinois Finance Authority, Silver Cross Hospital and Medical Centers, Fixed Rate Revenue Bonds, (Series 2005 C), 5.250%, (Assured Guaranty Corp.)/(Original Issue Yield: 5.08%), 8/15/2019 AAA/NR	250,000	259,055
Illinois Health Facilities Authority, Thorek Hospital and Medical Center, (Series 1998), Revenue Refunding Bonds, 5.250%, (Original Issue Yield: 5.40%), 8/15/2018 A-/NR; Call Date 8/15/2009	350,000	349,451
Kendall, Kane & Will Counties, IL, Community Unit School District No. 308, GO UT, (Series 2004), 5.250%, (FSA Insurance Corp.)/(Original Issue Yield: 4.38%), 10/1/2016 NR/Aaa; Call Date 10/1/2014	1,025,000	1,118,859
State of Illinois Revenue Bonds, (Series A), 5.250%, (Original Issue Yield: 4.52%), 2/1/2019 A+/A1; Call Date 2/1/2017	1,000,000	1,054,130
University of Illinois, Auxiliary Facilities System Revenue Refunding Bonds, (Series 2001 A), 5.250%, (Ambac Ins.)/(Original Issue Yield: 4.53%), 4/1/2013 AA/Aa3	1,060,000	1,160,753

		5,708,402

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Indiana — 0.3%

Indiana Development Finance Authority, Waste Management, Inc. Project, Solid Waste Disposal Revenue Bonds, (Series 2001), (AMT), 4.700%, (Original Issue Yield: 4.70%), 10/1/2031 BBB/NR; Put Date 10/1/2015 (9)

	$ 250,000	$ 231,748

Kansas — 3.6%
Olathe, KS, Olathe Medical Center, (Series 2008 A), Health Facilities Revenue Bonds, 4.125%, (Original Issue Yield: 3.85%)/(Mandatory Tender 3/1/2013), 9/1/2037 A+/NR; Call Date 3/1/2012	575,000	577,317
Sedgwick County, Kansas and Shawnee County, Kansas Mortgage-Backed Securities Program, Single Family Mortgage Revenue Bonds, (Series 2002 B-5), (AMT), 5.450%, (GNMA/FNMA Coll)/(Original Issue Yield: 5.45%), 6/1/2027 NR/Aaa; Call Date 6/1/2013 (9)	1,125,000	1,128,420
Sedgwick County, Kansas and Shawnee County, Kansas Mortgage-Backed Securities Program, Single Family Mortgage Revenue Bonds, (Series 2005 A-1), (AMT), 5.650%, (GNMA/FNMA Coll)/(Original Issue Yield: 5.025%), 12/1/2036 NR/Aaa; Call Date 12/1/2014 (9)	1,190,000	1,224,284
Sedgwick County, Kansas and Shawnee County, Kansas Mortgage-Backed Securities Program, Single Family Mortgage Revenue Bonds, (Series 2006 B-3), (AMT), 5.250%, (GNMA/FNMA Coll)/(Original Issue Yield: 4.44%), 12/1/2038 NR/Aaa; Call Date 12/1/2016 (9)	335,000	327,764

		3,257,785

Kentucky — 2.0%
Economic Development Finance Authority, KY, Louisville Arena Authority, Inc., Louisville Arena Project Capital Appreciation Bonds, (Series 2008 A-2), 0.000%, (Assured Guaranty Corp.)/(Original Issue Yield: 4.80%), 12/1/2014 AAA/Aaa (5)	800,000	596,808

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Kentucky (continued)

Economic Development Finance Authority, KY, Louisville Arena Authority, Inc., Louisville Arena Project Fixed Rate Bonds, (Series 2008 A-1), 5.750%, (Assured Guaranty Corp.)/(Original Issue Yield: 5.88%), 12/1/2028 AAA/Aaa; Call Date 6/1/2018 (5)

	$ 1,000,000	$ 1,020,080
Kentucky State Property & Building Commission Revenue Refunding Bonds, 5.000%, (MBIA)/(Original Issue Yield: 3.95%), 8/1/2018 AA/Aa3	205,000	220,758

		1,837,646

Louisiana — 3.7%
New Orleans Aviation Board, LA, Passenger Facility Charge Projects, (Series 2007 B-2), Revenue Refunding Bonds, (AMT), 5.250%, (FSA Insurance Corp.)/(Original Issue Yield: 4.81%), 1/1/2019 AAA/NR; Call Date 1/1/2018 (9)	160,000	162,702
Public Facilities Authority, LA, Hospital Revenue Bonds, (Series 2008), 2.490%, (FSA Insurance Corp.), 1/1/2022 NR/Aaa	2,500,000	2,500,000
State of Louisiana, GO UT Match Bonds, (Series 2006 B), 5.000%, (CIFG Ins.)/(Original Issue Yield: 4.38%), 7/15/2017 A+/A1; Call Date 7/15/2016	650,000	700,271

		3,362,973

Maryland — 1.6%
Health and Higher Educational Facilities Authority, MD, John Hopkins Health System Obligated Group Issue Revenue Bonds, (Series 2008 B), 4.300%, (Original Issue Yield: 4.30%), 5/15/2048 A+/A1; Put Date 5/15/2015	215,000	216,107
Maryland Department of Housing and Community Development, Community Development Administration, Housing Revenue Bonds, (Series 1996 A), 5.500%, (Original Issue Yield: 5.499%), 1/1/2010 NR/Aa2; Call Date 1/1/2009	1,225,000	1,230,060

		1,446,167

Michigan — 0.3%
Michigan State Hospital Finance Authority, Marquette General Hospital Obligated Group, Hospital Revenue Bonds, (Series 2005 A), 5.000%, (Original Issue Yield: 3.92%), 5/15/2011 NR/Baa3	260,000	263,910

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Minnesota — 1.1%
City of Minneapolis, MN, Fairview Health Services, Health Care System Revenue Refunding Bonds, (Series 2005 B), 8.000%, (Ambac Ins.), 11/15/2029 AA/Aa3 (4)	$ 1,000,000	$ 1,000,000

Mississippi — 2.1%
Home Corporation, MS, Single Family Mortgage Revenue Bonds, (Series 2008 B-2), 6.750%, (GNMA/FNMA/FHLMC)/(Original Issue Yield: 5.22%), 6/1/2039 NR/Aaa; Call Date 6/1/2018 (5)	750,000	809,820
Rankin County, MS, School District, GO UT Refunding Bonds, 5.000%, (FSA Insurance Corp.)/(Original Issue Yield: 3.98%), 10/1/2014 AAA/Aaa	1,000,000	1,099,800

		1,909,620

Missouri — 2.3%
Cass County, MO, Hospital Revenue Bonds, (Series 2007), 5.000%, (Original Issue Yield: 4.80%), 5/1/2015 NR/NR	500,000	496,060
City of Independence, MO, Development Finance Board, Eastland Center Project, Infrastructure Facilities Revenue Bonds, (Series 2008 F), 6.000%, (Original Issue Yield: 5.55%), 4/1/2027 A+/NR; Call Date 4/1/2013	500,000	513,010
City of Independence, MO, Development Finance Board, Eastland Center Project, Infrastructure Facilities Revenue Bonds, (Series 2008 G), 5.250%, (Original Issue Yield: 5.51%), 4/1/2022 A+/NR; Call Date 4/1/2013	200,000	198,650
Missouri Housing Development Commission, Homeownership Loan Program, (Series 1997 B-2), Single Family Mortgage Revenue Bonds, (AMT), 6.850%, (GNMA/FNMA Coll)/(Original Issue Yield: 5.849%), 3/1/2028 AAA/NR; (Continuously Callable) (9)	435,000	441,816
Riverside, MO, Industrial Development Authority, Riverside Horizons Infrastructure Project, (Series 2007 A), Industrial Development Revenue Bonds, 4.500%, (ACA Capital Holdings, Inc.)/(Original Issue Yield: 4.10%), 5/1/2011 BBB/NR	400,000	398,296

		2,047,832

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Nebraska — 0.3%
O’Neill, NE, Averna St. Anthony Hospital Project, (Series 2000), Health Care Facilities Development Revenue Bonds, 6.250%, (Original Issue Yield: 6.249%), 9/1/2012 NR/NR	$ 300,000	$ 304,383

Nevada — 2.2%
City of Reno, NV, Washoe Medical Center Project, Hospital Revenue Bonds, (Series 2005 B), 6.000%, (FSA Insurance Corp.)/(Original Issue Yield: 5.30%), 6/1/2033, AAA/Aaa; Call Date 6/1/2018	650,000	681,687
Nevada Housing Division, (Series 2000 B-2), Single Family Mortgage Revenue Bonds, (AMT), 5.550%, (Original Issue Yield: 5.549%), 4/1/2031, AAA/Aaa; Call Date 10/1/2009 (9)	400,000	402,780
Nevada Housing Division, (Series 2000 C-2), Single Family Mortgage Revenue Bonds, (AMT), 5.400%, (Original Issue Yield: 5.40%), 4/1/2031, AAA/Aaa; Call Date 4/1/2010 (9)	365,000	365,000
Reno-Sparks Indian Colony, (Series 2006), Governmental Revenue Bonds, 4.250%, (Original Issue Yield: 4.44%), 6/1/2014 NR/NR	515,000	508,774

		1,958,241

New Hampshire — 1.2%
New Hampshire Health and Education Facilities Authority, Revenue Anticipation Notes, (Series 2008 D), 5.000%, (Original Issue Yield: 4.17%), 5/1/2013 NR/A3	1,000,000	1,046,830

New York — 3.1%
Metropolitan Transit Authority, NY, Transportation Revenue Bonds, (Series 2006 B), 5.000%, (FSA Insurance Corp.)/(Original Issue Yield: 3.87%), 11/15/2016 A/A2	1,250,000	1,361,163
New York St Dorm Authority Health Quest Systems Revenue Bonds, (Series 2007 B), 5.000%, (GTY)/(Original Issue Yield: 4.50%), 7/1/2016 AAA/Aaa	200,000	220,226
Oswego County, NY, GO UT, 6.700%, (Original Issue Yield: 6.80%), 6/15/2011 (Econ Defeased to Maturity), NR/A2	1,100,000	1,228,326

		2,809,715

North Carolina — 0.1%
Eastern Municipal Power Agency, NC, Power System Revenue Bonds, (Refunding Series 1993 B), 6.000%, (Original Issue Yield: 6.41%), 1/1/2022 BBB/Baa1	50,000	53,957

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

North Dakota — 3.5%
Fargo, ND, Health System Revenue Bonds, (Meritcare), (Series 2000 A), 5.750%, (FSA Insurance Corp.)/(Original Issue Yield: 5.30%), 6/1/2012 AAA/Aaa; Call Date 6/1/2010	$ 2,940,000	$ 3,115,841

Ohio — 3.3%
Columbus, OH, GO UT, (Series 2002-1), 5.000%, (Original Issue Yield: 4.05%), 11/15/2015 AAA/Aaa; Call Date 11/15/2012	2,115,000	2,265,038
County of Cuyahoga, OH, Cleveland Clinic Health System Obligated Group, Hospital Revenue Bonds, (Sub Series 2001 A-3), 2.376%, (MBIA Insurance Corp.), 1/1/2031 AA/Aa3 (4)	725,000	725,000

		2,990,038

Pennsylvania — 3.3%
Allegheny County, PA, Hospital Development Authority, University of Pittsburgh Medical Center Revenue Bonds, (Series 2008 B), 5.000%, (Original Issue Yield: 4.37%), 6/15/2018 AA-/Aa3; Call Date 6/15/2014	750,000	771,158
Industrial Development Authority, PA, Economic Development Revenue Bonds, (Series 2002), 5.500%, (Ambac Ins.)/(Original Issue Yield: 4.52%), 7/1/2014 AA/Aaa; Prerefunded	75,000	83,344
Industrial Development Authority, PA, Economic Development Revenue Bonds, (Series 2002), 5.500%, (Ambac Ins.)/(Original Issue Yield: 4.52%), 7/1/2014 AA/Aaa; Call Date 7/1/2012	1,925,000	2,108,182

		2,962,684

Puerto Rico — 0.2%
Puerto Rico Housing Finance Authority, (Series 2003 A), Home Mortgage Revenue Bonds, (AMT), 3.125%, (GNMA/FNMA/FHLMC Coll)/(Original Issue Yield: 3.125%), 12/1/2033 AAA/Aaa; Call Date 6/1/2013 (9)	165,000	164,206

South Dakota — 1.1%
South Dakota Health and Educational Facilities Authority, (Series 2007), Vocational Education Program Revenue Refunding Bonds, 5.000%, (Ambac Ins.)/(Original Issue Yield: 4.20%), 8/1/2022 AA/Aa3; Call Date 8/1/2017	980,000	1,025,119

Tennessee — 1.3%
Putnam County, TN, GO UT School Refunding Bonds, (Series 2001), 5.250%, (FGIC)/(Original Issue Yield: 4.53%), 4/1/2013 NR/A1	350,000	382,014

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Tennessee (continued)
Shelby County, TN, Health Educational and Housing Facility Board, Methodist Le Bonheur Healthcare Revenue Bonds, (Series 2008 C), 4.000%, (Original Issue Yield: 4.13%), 6/1/2015 A/A2	$ 250,000	$ 245,208
The Health, Educational and Housing Facilities Board of the County of Sumner, Tennessee, Sumner Regional Health Systems, Inc., Hospital Revenue, Refunding and Improvement Bonds, (Series 2007 A), 5.250%, (Original Issue Yield: 4.70%), 11/1/2013 NR/NR	310,000	316,997
The Tennessee Energy Acquisition Corporation, (Series 2006 A), Gas Project Revenue Bonds, 5.000%, (Original Issue Yield: 4.25%), 9/1/2012 AA-/Aa3	200,000	202,886

		1,147,105

Texas — 10.1%
Cities of Dallas and Fort Worth, TX, Dallas/Fort Worth International Airport, Joint Revenue Bonds, (Series 2000 A), (AMT), 6.000%, (FGIC)/(Original Issue Yield: 6.20%), 11/1/2032 A+/A1; Call Date 11/1/2009 (9)	50,000	50,023
Cities of Dallas and Fort Worth, TX, Dallas/Fort Worth International Airport, Joint Revenue Improvement and Refunding Bonds, (Series 2001 A), (AMT), 5.875%, (FGIC)/(Original Issue Yield: 5.48%), 11/1/2017 A+/A1; Call Date 11/1/2011 (9)	1,000,000	1,019,930
Cities of Dallas and Fort Worth, TX, Dallas/Fort Worth International Airport, Joint Revenue Improvement and Refunding Bonds, (Series 2003 C-2), (AMT), 6.125%, (XLCA)/(Original Issue Yield: 6.122%), 11/1/2018 A+/A1; Call Date 11/1/2009 (9)	1,000,000	1,008,840
Conroe, TX, Montgomery County, (Series 2007), Certificates of Obligation, 5.500%, (MBIA Insurance Corp.)/(Original Issue Yield: 4.55%), 3/1/2022 AA/A1; Call Date 3/1/2017	100,000	106,702
Guadalupe County, TX, Sequin Independent School District, Unlimited Tax School Building Bonds, (Series 2008), 0.000%, (Original Issue Yield: 4.24%), 8/15/2016 AAA/Aaa	1,765,000	1,293,427

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Texas (continued)
Lufkin, TX, Health Facilities Development Corporation, Memorial Health System of East Texas, (Series 2007), Health System Revenue Bonds, 4.750%, (Original Issue Yield: 5.00%), 2/15/2017 BBB+/Baa2	$ 325,000	$ 312,302
North Texas Tollway Authority System, First Tier Insured Capital Appreciation, System Revenue Refunding Bonds, (Series 2008 D), 0.000%, (Assured Guaranty Corp.)/(Original Issue Yield: 5.90%), 1/1/2028 AAA/Aaa	290,000	98,806
North Texas Tollway Authority System, First Tier Revenue Refunding Bonds, (Series 2008 G), 5.000%, (Original Issue Yield: 4.375%), 1/1/2038 A-/A2; Call/Put Date 1/1/2010	450,000	456,426
North Texas Tollway Authority System, Second Tier Revenue Refunding Bonds, (Series 2008 F), 5.750%, (Original Issue Yield: 5.99%), 1/1/2038 BBB+/A3; Call Date 1/1/2018	250,000	242,405
North Texas Tollway Authority System, Second Tier Revenue Refunding Bonds, (Series 2008 F), 6.125%, (Original Issue Yield: 5.80%), 1/1/2031 BBB+/A3; Call Date 1/1/2016	300,000	305,007
Port of Houston Authority, TX, Harris County, Unlimited Tax Port Improvement Bonds, (Series 2001 B), (AMT), 5.100%, (FGIC)/(Original Issue Yield: 5.318%), 10/1/2026 AAA/Aa1; Call Date 10/1/2011 (9)	350,000	350,676
Sabine River Authority, TX, Southwestern Electric Power Company Project, Pollution Control Revenue Refunding Bonds, (Series 2006), 4.950%, (MBIA)/(Original Issue Yield: 4.949%), 3/1/2018 AA/A2	500,000	507,950
Sam Rayburn, TX, Municipal Power Agency, (Series 2002), Power Supply System Revenue Refunding Bonds, 5.750%, (Asset Guaranty Ins.)/(Original Issue Yield: 5.45%), 10/1/2021 BBB+/A3; Call Date 10/1/2012	615,000	635,215
San Antonio, TX, Electricity and Gas System Revenue Refunding Bonds, (Series 2005), 5.000%, (Original Issue Yield: 4.15%), 2/1/2019 AA/Aa1; Call Date 2/1/2015	1,950,000	2,070,530

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Texas (continued)

San Antonio, TX, Housing Trust Finance Corporation, Mortgage-Backed Securities Program, Single Family Mortgage Revenue Bonds, (Series 2006), (AMT), 5.375%, (GNMA/FNMA/FHLMC)/(Original Issue Yield: 5.001%), 10/1/2039 NR/Aaa; Call Date 10/1/2016 (9)

	$ 149,389	$ 145,348
Tarrant County, TX, Cultural Education Facilities Finance Corporation, Revenue Bonds, (Series 2008), 4.750%, (GNMA Coll)/(Original Issue Yield: 4.75%), 9/20/2018 NR/Aaa (5)	500,000	500,000

		9,103,587

Utah — 1.4%
Housing Corporation, UT, Single Family Mortgage Bonds, (Series 2008 A-1), (AMT), 5.400%, (Original Issue Yield: 5.399%), 7/1/2039 AAA/Aaa; Call Date 1/1/2017 (9)	1,000,000	913,790
Salt Lake Valley Fire Service Area, UT, Local Building Authority, Lease Revenue Bonds, (Series 2008), 5.250%, (Original Issue Yield: 4.92%), 4/1/2021 NR/Aa3; Call Date 4/1/2018	300,000	310,023

		1,223,813

Virginia — 1.9%
Fairfax County, VA, Redevelopment and Housing Authority, Olley Glen Project, Revenue Bonds, (Series 2008), 3.150%, (FHA-Insured Mortgage)/(Original Issue Yield: 3.15%), 8/1/2011 AAA/NR	150,000	150,080
Suffolk, VA, Redevelopment & Housing Authority, Multi Family Housing Revenue Refunding Bonds (Windsor at Potomac Vista Limited Partnership Project), 4.850%, (Fannie Mae-Standby Liq Fac)/(Original Issue Yield: 4.85%)/(Mand Tender 7/1/2011), 7/1/2031 NR/Aaa	1,500,000	1,556,820

		1,706,900

Washington — 3.1%
County of King, WA, Housing Authority, Birch Creek Apartments Project, Revenue Bonds, (Series 2008), 5.200%, (Original Issue Yield: 5.199%), 5/1/2028 AAA/NR; Call Date 11/1/2018	1,210,000	1,211,803

Description/Credit Ratings (8)	Principal Amount	Value
Municipals (continued)

Washington (continued)
Health Care Facilities Authority, WA, Highline Medical Center, Mortgage Revenue Bonds, (Series 2008), 6.250%, (FHA-Insured Mortgage)/(Original Issue Yield: 5.75%), 8/1/2028 AA/NR; Call Date 8/1/2018	$ 500,000	$ 526,760
Port Longview, WA, Industrial Development Corp., Solid Waste Disposal Revenue Bonds, (Weyerhaeuser Co. Project Series 1992), (AMT), 6.875%, (Original Issue Yield: 6.874%), 10/1/2008 BBB/NR (9)	1,000,000	1,002,640

		2,741,203

West Virginia — 0.9%
West Virginia State Hospital Finance Authority, Hospital Revenue Bonds, United Hospital Center, Inc. Project, (Series A), 5.000%, (Ambac Ins.)/(Original Issue Yield: 4.38%), 6/1/2018 AA/Aa3; Call Date 6/1/2016	800,000	847,296

Wisconsin — 1.7%
Health and Educational Facilities Authority, WI, Aurora Health Care, Inc., Revenue Bonds, (Series 1997), 5.250%, (MBIA Insurance Corp.)/(Original Issue Yield: 5.46%), 8/15/2017 AA/A2; Call Date 8/15/2009	260,000	265,200
State of Wisconsin, GO UT, Bonds, (Series 2006 C), (AMT), 4.500%, (MBIA Insurance Corp.)/(Original Issue Yield: 4.45%), 5/1/2015 AA/Aa3 (9)	75,000	78,509
Wisconsin Health and Educational Facilities Authority, Ministry Health Care, Inc., Revenue Bonds, (Series 2004), 5.000%, (FSA Insurance Corp.)/(Original Issue Yield: 4.235%), 8/1/2018 AAA/NR; Call Date 4/24/2018	120,000	129,613
Wisconsin Health and Educational Facilities Authority, Wheaton Franciscan Healthcare System Revenue Bonds, (Series 2006 A), 5.000%, (Original Issue Yield: 4.17%), 8/15/2014 A-/Baa1	275,000	276,397

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Intermediate Tax-Free Fund (continued)

Description/Credit Ratings (8)	Shares or Principal Amount	Value
Municipals (continued)

Wisconsin (continued)
Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, (Series 2001 B), (AMT), 4.850%, (Original Issue Yield: 4.85%), 9/1/2031 AA/Aa2; Call Date 6/1/2011 (9)	$ 780,000	$ 779,509

		1,529,228

Total Municipals (identified cost $85,826,752)		87,152,725

Mutual Funds — 5.1%
Marshall Tax-Free Money Market Fund Class I	4,609,381	4,609,381

Total Mutual Funds (identified cost $4,609,381)		4,609,381

Total Investments — 102.2% (identified cost $90,436,133)		91,762,106
Other Assets and Liabilities — (2.2)%		(1,989,902)

Total Net Assets — 100.0%		$89,772,204

Short-Intermediate Bond Fund

Description	Principal Amount	Value
Asset-Backed Securities — 1.6%

Credit Cards — 1.3%
Chase Issuance Trust, Class A, (Series 2007-A15), 4.960%, 9/17/2012	$ 4,000,000	$ 4,045,580

Home Equity — 0.3%
Green Tree Home Improvement Loan Trust, Class HEB1, (Series 1998-B), 7.810%, 11/15/2029	747,299	748,827

Total Asset-Backed Securities (identified cost $4,748,604)		4,794,407

Collateralized Mortgage Obligations — 20.7%

Federal Home Loan Mortgage Corporation — 1.0%
5.000%, 10/15/2029, (Series 2745-AY)	605,000	600,686
5.500%, 10/15/2035, (Series 3058-WC)	2,205,748	2,231,079

		2,831,765

Federal National Mortgage Association — 0.4%
5.500%, 11/25/2035, (Series 2005-100-DA)	1,207,279	1,211,953

Private Sponsor — 19.3%
Banc of America Funding Corp., Class 1A3, (Series 2007-C), 5.758%, 5/20/2036 (4)	7,560,085	6,974,609

Description	Principal Amount	Value
Collateralized Mortgage Obligations (continued)

Private Sponsor (continued)
Chase Mortgage Finance Corp., Class 7A1, (Series 2007-A2), 5.888%, 7/25/2037 (4)	$ 3,316,466	$ 3,039,717
Countrywide Alternative Loan Trust, Class 2A14, (Series 2006-41CB), 6.000%, 1/25/2037	2,768,277	2,382,429
CS First Boston Mortgage Securities Corp., Class 1A3, (Series 2003-11), 4.500%, 6/25/2033	811,293	800,763
GSR Mortgage Loan Trust, Class 2A8, (Series 2005-5F), 5.500%, 6/25/2035	4,000,000	3,645,004
JP Morgan Alternative Loan Trust, Class 12A1, (Series 2007-A2), 2.672%, 6/25/2037 (4)	6,767,348	3,639,229
JP Morgan Mortgage Trust, Class 2A1, (Series 2006-A3), 5.625%, 5/25/2036 (4)	4,112,737	3,661,734
JP Morgan Mortgage Trust, Class 2A1, (Series 2007-A2), 5.698%, 4/25/2037 (4)	5,639,724	5,256,928
JP Morgan Mortgage Trust, Class 3A3, (Series 2007-A4), 5.876%, 6/25/2037 (4)	7,119,015	6,465,532
JP Morgan Mortgage Trust, Class 4A1, (Series 2007-A2), 6.041%, 4/25/2037 (4)	5,650,595	5,163,107
JP Morgan Mortgage Trust, Class 4A1M, (Series 2007-A2), 5.791%, 4/25/2037 (4)	7,265,050	6,599,688
PHH Alternative Mortgage Trust, Class 1A1, (Series 2007-2), 2.582%, 5/25/2037 (4)	3,657,170	3,313,915
Residential Accredit Loans, Inc., Class A5, (Series 2003-QR24), 4.000%, 7/25/2033	1,939,923	1,405,809
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR7), 5.605%, 5/25/2036 (4)	3,023,739	2,805,498
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR8), 5.240%, 4/25/2036 (4)	3,015,675	2,880,781

		58,034,743

Total Collateralized Mortgage Obligations (identified cost $69,840,657)		62,078,461

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

Short-Intermediate Bond Fund (continued)

Description	Principal Amount	Value

Commercial Mortgage Securities — 14.6%

Private Sponsor — 14.6%
Bear Stearns Commercial Mortgage Securities, Class AM, (Series 2007-PW17), 5.915%, 6/11/2050 (4)	$ 4,000,000	$ 3,427,828
Citigroup Commercial Mortgage Trust, Class A2B, (Series 2008-C7), 6.299%, 12/10/2049 (4)	4,000,000	3,897,512
Credit Suisse Mortgage Capital Certificates, Class AM, (Series 2007-C5), 5.869%, 9/15/2040 (4)	6,000,000	5,123,202
Greenwich Capital Commercial Funding Corp., Class AM, (Series 2007-GG11), 5.867%, 12/10/2049 (4)	7,000,000	5,959,590
JP Morgan Chase Commercial Mortgage Securities Corp., Class A1, (Series 2007-FL1A), 2.842%, 7/15/2019 (4)(6)(7)	3,533,100	3,406,736
Lehman Brothers Commercial Mortgage Trust, Class A1, (Series 2007-LLFA), 2.767%, 6/15/2022 (4)(6)(7)	6,262,138	5,918,584
Merrill Lynch/Countrywide Commercial Mortgage Trust, Class A4, (Series 2007-9), 5.700%, 9/12/2049	6,000,000	5,430,558
Morgan Stanley Capital, Class A2A, (Series 2005-HQ6), 4.882%, 8/13/2042	6,675,000	6,619,497
Wachovia Bank Commercial Mortgage Trust, Class AM, (Series 2007-C34), 5.818%, 5/15/2046 (4)	5,000,000	4,233,620

Total Commercial Mortgage Securities (identified cost $48,508,917)		44,017,127

Corporate Bonds & Notes — 36.1%

Banks — 7.6%
Bank of America Corp., 5.650%, 5/1/2018	3,000,000	2,772,540
Bank of America Corp., 8.125%, 12/29/2049 (4)	4,000,000	3,616,120
NationsBank Corp., Sub. Note, 7.800%, 9/15/2016	2,000,000	2,109,536
Northern Rock PLC, Sub. Note, (Series 144A), 6.594%, 6/29/2049 (4)(6)(7)	5,000,000	3,125,000
Royal Bank of Scotland Group PLC, (Series 144A), 6.990%, 10/29/2049 (4)(6)(7)	3,000,000	2,509,782
UBS Preferred Funding Trust I, 8.622%, 10/29/2049 (4)	7,000,000	6,743,660
Wells Fargo Capital XIII, (Series GMTN), 7.700%, 12/29/2049 (1)(4)	2,000,000	1,901,006

		22,777,644

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Building Materials — 2.5%
CRH America, Inc., 6.000%, 9/30/2016	$ 4,000,000	$ 3,577,672
CRH America, Inc., Note, 6.950%, 3/15/2012	4,000,000	4,031,692

		7,609,364

Diversified Financial Services — 9.3%
American General Finance Corp., Note, (Series G), 5.375%, 10/1/2012	2,500,000	2,171,057
Bear Stearns Co., Inc., 5.350%, 2/1/2012	5,000,000	4,973,720
Citigroup, Inc., 5.300%, 10/17/2012	4,000,000	3,846,944
Citigroup, Inc., 8.400%, 4/29/2049 (4)	2,000,000	1,700,540
Countrywide Financial Corp., (Series MTN), 5.800%, 6/7/2012	5,000,000	4,529,450
Lehman Brothers Holdings, 6.500%, 7/19/2017	4,000,000	3,546,576
Lehman Brothers Holdings, (Series MTN), 6.000%, 7/19/2012	4,000,000	3,783,048
Residential Capital LLC, 9.625%, 5/15/2015 (6)(7)	3,200,000	1,072,000
SLM Corp., (Series MTNA), 2.940%, 7/27/2009 (4)	2,500,000	2,369,788

		27,993,123

Insurance — 5.8%
GE Global Insurance Holding, Note, 7.500%, 6/15/2010	4,825,000	4,998,575
Genworth Life Institutional Funding Trust, (Series MTN), 5.875%, 5/3/2013 (6)(7)	4,000,000	3,831,888
HSB Capital I, Company Guarantee, (Series B), 3.701%, 7/15/2027 (4)	4,000,000	2,928,120
Progressive Corp., 6.700%, 6/15/2037 (4)	7,000,000	5,744,130

		17,502,713

Iron & Steel — 0.6%
ArcelorMittal, (Series 144A), 5.375%, 6/1/2013 (6)(7)	2,000,000	1,963,630

Media — 5.2%
Comcast Corp., 4.950%, 6/15/2016	6,000,000	5,545,836
Thomson Reuters Corp., 6.500%, 7/15/2018 (1)	2,000,000	2,029,004
Time Warner Cable, Inc., 5.400%, 7/2/2012	5,000,000	4,966,060
Time Warner Cable, Inc., 6.200%, 7/1/2013 (1)	3,000,000	3,062,589

		15,603,489

Oil & Gas — 0.7%
XTO Energy, Inc., 5.750%, 12/15/2013	2,000,000	2,009,684

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Short-Intermediate Bond Fund (continued)

Description	Principal Amount	Value
Corporate Bonds & Notes (continued)

Real Estate Investment Trusts — 1.4%
iStar Financial, Inc., 5.850%, 3/15/2017	$ 6,000,000	$ 4,236,480

Retail — 1.0%
Walgreen Co., 4.875%, 8/1/2013	3,000,000	3,031,056

Telecommunications — 2.0%
AT&T, Inc., 5.500%, 2/1/2018	2,000,000	1,951,332
Deutsche Telekom International Finance, 5.875%, 8/20/2013 (1)	2,000,000	1,996,372
Rogers Communications, 6.800%, 8/15/2018	2,000,000	2,031,792

		5,979,496

Total Corporate Bonds & Notes (identified cost $122,178,430)		108,706,679

U.S. Government & U.S. Government Agency Obligations — 13.5%

U.S. Treasury Bonds & Notes — 13.5%
3.375%, 6/30/2013 (1)	25,000,000	25,359,400
3.875%, 5/15/2018 (1)	15,000,000	15,092,580

Total U.S. Government & U.S. Government Agency Obligations
(identified cost $39,780,145)		40,451,980

U.S. Government Agency-Mortgage Securities — 29.0%

Federal Home Loan Mortgage Corporation — 1.5%
5.500%, 10/1/2021	1,935,449	1,952,769
6.000%, 10/1/2021	2,133,684	2,185,770
7.500%, 2/1/2031	328,340	354,428
7.500%, 6/1/2031	102,007	110,010

		4,602,977

Federal National Mortgage Association — 27.4%
5.500%, 11/1/2018 (1)	7,413,296	7,544,504
5.500%, 7/1/2020	2,946,829	2,983,331
5.500%, 9/15/2036 (5)	30,000,000	29,629,680
6.000%, 9/1/2021(1)	5,546,568	5,688,072
6.000%, 9/13/2037 (5)	35,000,000	35,344,540
6.500%, 10/1/2031	683,740	709,369
7.000%, 12/1/2015	411,154	431,132

		82,330,628

Government National Mortgage Association — 0.1%
7.000%, 3/15/2032	346,214	368,023

Total U.S. Government Agency-Mortgage Securities
(identified cost $86,224,762)		87,301,628

Short-Term Investments — 26.1%

Collateral Pool Investment for Securities on Loan — 20.6%
(See Note 2 of the Financial Statements)		61,874,335

Federal Home Loan Bank — 3.3%
1.950%, 9/2/2008 (11)	10,000,000	9,999,458

Description	Principal Amount	Value
Short-Term Investments (continued)

Repurchase Agreement — 2.2%

Agreement with Morgan Stanley & Co., Inc., 2.050%, dated 8/29/2008, to be repurchased at $6,425,473 on 9/2/2008, collateralized by a U.S. Government Agency Obligation with a maturity of 3/5/2010, with a market value of $6,660,481
(at amortized cost)

	$ 6,424,009	$ 6,424,009

Total Short-Term Investments (identified cost $78,297,802)		78,297,802

Total Investments — 141.6% (identified cost $449,579,317)		425,648,084
Other Assets and Liabilities — (41.6)%		(125,079,502)

Total Net Assets — 100.0%		$300,568,582

Short-Term Income Fund

Description	Principal Amount	Value
Asset-Backed Securities — 15.4%

Automobiles — 10.9%
Capital One Auto Finance Trust, Class A3A, (Series 2007-A), 5.250%, 8/15/2011	$ 1,925,635	$ 1,905,050
DaimlerChrysler Auto Trust, Class A3A, (Series 2007-A), 5.000%, 2/8/2012	1,600,000	1,598,723
DaimlerChrysler Auto Trust, Class A4, (Series 2006-C), 4.980%, 11/8/2011	2,000,000	1,998,707
Fifth Third Auto Trust, Class A4A, (Series 2008-1), 4.810%, 1/15/2013	1,500,000	1,487,154
Triad Auto Receivables Owner Trust, Class A2A, (Series 2007-B), 5.300%, 10/12/2011	947,062	937,633
USAA Auto Owner Trust, Class A4, (Series 2006-4), 4.980%, 10/15/2012	1,650,000	1,656,516
World Omni Auto Receivables Trust, Class A3, (Series 2007-A), 5.230%, 2/15/2011	1,750,000	1,763,890

		11,347,673

Credit Cards — 3.3%
Chase Issuance Trust, Class A, (Series 2007-A15), 4.960%, 9/17/2012	1,500,000	1,517,093
GE Capital Credit Card Master Note Trust, Class A, (Series 2006-1), 5.080%, 9/15/2012	1,850,000	1,854,808

		3,371,901

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

Short-Term Income Fund (continued)

Description	Principal Amount	Value
Asset-Backed Securities (continued)

Home Equity — 0.3%
Green Tree Home Improvement Loan Trust, Class HEB1, (Series 1998-B), 7.810%, 11/15/2029	$ 320,271	$ 320,926

Other Financial — 0.9%
Countrywide Asset-Backed Certificates, Class A1, (Series 2007-QH2), 2.712%, 4/25/2037 (4)(6)(7)	1,108,928	903,037

Total Asset-Backed Securities (identified cost $16,150,507)		15,943,537

Collateralized Mortgage Obligations — 27.6%

Federal Home Loan Mortgage Corporation — 4.7%
5.250%, 1/15/2034, (Series 3014)	477,389	485,943
5.500%, 7/15/2027, (Series 2572)	1,100,000	1,113,417
5.900%, 11/15/2035, (Series 3061)	1,312,644	1,332,607
6.000%, 3/15/2027, (Series 3207)	1,844,286	1,881,358

		4,813,325

Federal National Mortgage Association — 0.4%
5.000%, 7/25/2033, (Series 2003-63)	437,790	442,125

Government National Mortgage Association — 3.5%
2.866%, 2/16/2020, (Series 2003-48)	420,996	421,154
3.206%, 4/16/2018, (Series 2003-72)	613,052	615,777
3.313%, 4/16/2017, (Series 2002-83)	131,518	132,403
3.590%, 11/16/2017, (Series 2004-78)	451,301	449,519
4.408%, 1/16/2025, (Series 2004-103)	1,000,000	996,454
4.419%, 5/16/2034, (Series 2007-46)	1,000,000	993,218

		3,608,525

Private Sponsor — 19.0%
Banc of America Funding Corp., Class 1A12, (Series 2006-6), 5.750%, 8/25/2036	1,636,014	1,615,299
Banc of America Funding Corp., Class 1A3, (Series 2007-C), 5.758%, 5/20/2036 (4)	1,554,017	1,433,670
Countrywide Alternative Loan Trust, Class 1A2, (Series 2004-J9), 4.586%, 10/25/2034 (4)	795,884	752,025
Countrywide Alternative Loan Trust, Class 2A14, (Series 2006-41CB), 6.000%, 1/25/2037	692,069	595,607
Countrywide Home Loans, Class 2A2A, (Series 2006-HYB1), 5.532%, 3/20/2036 (4)	871,796	802,048
CS First Boston Mortgage Securities Corp., Class 1A3, (Series 2003-11), 4.500%, 6/25/2033	181,092	178,742
GMAC Mortgage Corporation Loan Trust, Class 2A2, (Series 2006-AR2), 5.732%, 5/19/2036 (4)	1,081,265	875,975
GSR Mortgage Loan Trust, Class 2A2, (Series 2005-AR5), 5.168%, 10/25/2035 (4)	1,055,781	927,820
JP Morgan Alternative Loan Trust, Class 2A4, (Series 2006-A5), 5.850%, 10/25/2036 (4)	2,000,000	1,747,834
JP Morgan Mortgage Trust, Class 2A2, (Series 2005-S3), 5.500%, 1/25/2021	945,698	879,470

Description	Principal Amount	Value

Collateralized Mortgage Obligations (continued)

Private Sponsor (continued)
JP Morgan Mortgage Trust, Class 3A1, (Series 2007-A2), 5.849%, 4/25/2037 (4)	$1,146,270	$ 1,063,904
Master Adjustable Rate Mortgages Trust, Class 3A4, (Series 2004-13), 3.787%, 11/21/2034 (4)	1,098,795	1,086,575
PHH Alternative Mortgage Trust, Class 1A1, (Series 2007-2), 2.582%, 5/25/2037 (4)	883,816	800,863
Residential Funding Mortgage Securities, Class 2A2, (Series 2006-SA3), 5.954%, 9/25/2036 (4)	1,193,419	1,123,959
Washington Mutual, Class A2, (Series 2005-AR5), 4.679%, 5/25/2035 (4)	705,317	701,210
Washington Mutual, Class A4, (Series 2004-AR7), 3.941%, 7/25/2034 (4)	3,000,000	2,958,806
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR7), 5.605%, 5/25/2036 (4)	1,209,496	1,122,199
Wells Fargo Mortgage Backed Securities Trust, Class 2A4, (Series 2006-AR8), 5.240%, 4/25/2036 (4)	904,703	864,234

		19,530,240

Total Collateralized Mortgage Obligations (identified cost $29,395,493)		28,394,215

Commercial Mortgage Securities – 13.2%

Private Sponsor – 13.2%
Banc of America Commercial Mortgage, Inc., Class A1, (Series 2007-5), 5.175%, 2/10/2051	1,391,004	1,355,893
Commercial Mortgage Loan Trust, Class A1, (Series 2008-LS1), 5.935%, 5/10/2012	1,181,137	1,174,369
Commercial Mortgage Pass-Through Certificate, Class A2A, (Series 2006-C8), 5.219%, 12/10/2046	1,250,000	1,216,194
Commercial Mortgage Pass-Through Certificate, Class A3, (Series 2004-LB3A), 5.090%, 7/10/2037	1,250,000	1,238,675
JP Morgan Chase Commercial Mortgage Securities Corp., Class A1, (Series 2004-C1), 3.053%, 1/15/2038	479,424	473,160
JP Morgan Chase Commercial Mortgage Securities Corp., Class A1, (Series 2006-CB16), 5.338%, 5/12/2045	1,052,342	1,045,650
JP Morgan Chase Commercial Mortgage Securities Corp., Class A1, (Series 2007-LD12), 5.738%, 2/15/2051	1,437,015	1,427,873
LB-UBS Commercial Mortgage Trust, Class A1, (Series 2004-C1), 2.964%, 1/15/2029	71,800	71,722
LB-UBS Commercial Mortgage Trust, Class A1, (Series 2006-C6), 5.230%, 9/15/2039	1,163,041	1,152,510
LB-UBS Commercial Mortgage Trust, Class A1, (Series 2007-C6), 5.569%, 7/15/2040	1,182,033	1,160,056

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Short-Term Income Fund (continued)

Description	Principal Amount	Value

Commercial Mortgage Securities (continued)

Private Sponsor (continued)
Lehman Brothers Commercial Mortgage Trust, Class A1, (Series 2007-LLFA), 2.767%, 6/15/2022 (4)(6)(7)	$1,789,182	$ 1,691,024
Morgan Stanley Capital, Inc., Class A1, (Series 2007-IQ16), 5.320%, 12/12/2049	1,173,577	1,140,026
Wachovia Bank Commercial Mortgage Trust, Class A1, 3.291%, 12/15/2035	211,505	211,108
Wachovia Bank Commercial Mortgage Trust, Class A1, 3.065%, 2/15/2041	304,433	303,479

Total Commercial Mortgage Securities (identified cost $13,898,505)		13,661,739

Corporate Bonds & Notes — 12.5%

Banks — 1.5%
Bank of America Corp., 4.500%, 8/1/2010 (1)	1,500,000	1,509,870

Diversified Financial Services — 6.5%
JP Morgan Chase & Co., 4.600%, 1/17/2011	1,500,000	1,496,839
Lehman Brothers Holdings, 5.000%, 1/14/2011 (1)	1,100,000	1,054,095
Merrill Lynch & Co., 6.050%, 8/15/2012	1,350,000	1,295,189
Morgan Stanley, 5.050%, 1/21/2011	1,500,000	1,486,602
Residential Capital LLC, Note, 8.500%, 5/15/2010 (1)(6)(7)	1,350,000	938,250
SLM Corp., Note, 4.000%, 1/15/2009	450,000	446,652

		6,717,627

Insurance — 1.7%
HSB Capital I, Company Guarantee, (Series B), 3.701%, 7/15/2027 (4)	2,430,000	1,778,833

Media — 1.0%
Time Warner Cable, Inc., 5.400%, 7/2/2012	1,000,000	993,212

Real Estate — 0.9%
Duke Realty, 7.750%, 11/15/2009	935,000	950,732

Real Estate Investment Trusts — 0.9%
Vornado Realty, 4.500%, 8/15/2009	1,000,000	975,169

Total Corporate Bonds & Notes (identified cost $14,110,177)		12,925,443

Municipals — 2.9%

Arizona — 0.9%
Arizona State University, McAllister Academic Village LLC Project, Variable Rate Demand Revenue Bonds, (Series 2005 A), 7.000%, (Ambac Ins.), 7/1/2045 AA/Aa3; Call Date 9/5/2008 (4)	1,000,000	1,000,000

Description	Shares or Principal Amount	Value

Municipals (continued)

Georgia — 1.0%
Albany-Dougherty County, GA, Hospital Authority, Phoebe Putney Memorial Hospital, Revenue Bonds, (Series 1996), 6.000%, (Ambac Ins.), 9/1/2026 AA/Aa3 (4)	$1,000,000	$ 1,000,000

Minnesota — 1.0%
City of Minneapolis, MN, Fairview Health Services, Health Care System Revenue Refunding Bonds, (Series 2005 B), 8.000%, (Ambac Ins.), 11/15/2029 AA/Aa3 (4)	1,000,000	1,000,000

Total Municipals (identified cost $3,000,000)		3,000,000

Mutual Funds — 7.8%
Eaton Vance Institutional Senior Loan Fund	591,340	4,992,140
Fidelity Floating Rate High Income Fund	329,990	3,088,710

Total Mutual Funds (identified cost $8,535,544)		8,080,850

U.S. Government & U.S. Government Agency Obligations — 13.0%

Federal Home Loan Mortgage Corporation — 10.1%
5.250%, 2/24/2011 (1)	4,500,000	4,539,524
5.250%, 10/6/2011	3,750,000	3,755,400
5.500%, 8/20/2012 (1)	2,000,000	2,123,918

		10,418,842

Federal National Mortgage Association — 2.9%
4.200%, 6/8/2009 (1)	3,000,000	3,025,671

Total U.S. Government & U.S. Government Agency Obligations
(identified cost $13,253,230)		13,444,513

U.S. Government Agency-Mortgage Securities — 6.5%

Federal Home Loan Mortgage Corporation — 0.0%
9.000%, 7/1/2014	5,782	5,856
11.000%, 8/1/2019	14,033	14,624

		20,480

Federal National Mortgage Association — 5.4%
6.000%, 9/13/2037	5,000,000	5,049,221
7.000%, 12/1/2015	111,040	116,436
7.500%, 9/1/2015	151,392	157,948
9.000%, 7/1/2009	961	974
9.500%, 12/1/2024	55,550	61,794
9.500%, 1/1/2025	30,046	33,479
9.500%, 1/1/2025	38,059	42,337
10.000%, 7/1/2020	37,627	43,133
11.000%, 12/1/2015	50,041	52,711

		5,558,033

Government National Mortgage Association — 1.1%
7.500%, 8/15/2037 (1)	1,014,257	1,074,370
9.000%, 12/15/2019	50,330	55,085

		1,129,455
Total U.S. Government Agency-Mortgage Securities
(identified cost $6,615,044)		6,707,968

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

Short-Term Income Fund (continued)

Description	Principal Amount	Value

Short-Term Investments — 19.0%

Collateral Pool Investment for Securities on Loan — 13.3%
(See Note 2 of the Financial Statements)		$ 13,697,400

Federal Home Loan Bank — 0.3%
2.020%, 10/29/2008 (3)(11)	$ 300,000	299,357

Repurchase Agreement — 5.4%
Agreement with Morgan Stanley & Co., Inc., 2.050%, dated 8/29/2008, to be repurchased at $5,556,660 on 9/2/2008, collateralized by a U.S. Government Agency Obligation with a maturity of 3/5/2010, with a market value of $5,760,279 (at amortized cost)	5,555,395	5,555,395

Total Short-Term Investments (identified cost $19,552,152)		19,552,152

Total Investments — 117.9% (identified cost $124,510,652)		121,710,417
Other Assets and Liabilities — (17.9)%		(18,503,402)

Total Net Assets — 100.0%		$103,207,015

Prime Money Market Fund

Description	Principal Amount	Value

Commercial Paper — 46.7%

Asset-Backed Securities — 28.0%
Atlantis One Funding, 2.780%, 9/12/2008 (6)(7)(11)	$ 50,000,000	$ 49,957,528
Atlantis One Funding, 2.860%, 9/22/2008 (6)(7)(11)	50,000,000	49,916,583
Cafco LLC, 2.700%, 9/10/2008 (6)(7)(11)	100,000,000	99,932,500
Cafco LLC, 2.800%, 10/6/2008 (6)(7)(11)	50,000,000	49,863,889
Ciesco LLC, 2.680%, 9/3/2008 (11)	50,000,000	49,992,555
Ciesco LLC, 2.790%, 11/21/2008 (11)	100,000,000	99,372,250
Citibank Omni Master Trust, 3.000%, 9/5/2008 (6)(7)(11)	150,000,000	149,950,000
Concord Minutemen Capital Co., 2.800%, 10/8/2008 (6)(7)(11)	65,000,000	64,812,945
Concord Minutemen Capital Co., 3.000%, 11/7/2008 (6)(7)(11)	85,000,000	84,525,417
CRC Funding LLC, 2.700%, 9/2/2008 (6)(7)(11)	50,000,000	49,996,250
Crown Point Capital Co., 3.000%, 10/8/2008 (6)(7)(11)	50,000,000	49,845,833
Crown Point Capital Co., 3.000%, 10/22/2008 (6)(7)(11)	100,000,000	99,575,000
Fairway Finance Corp., 2.800%, 9/12/2008 (6)(7)(11)	55,000,000	54,952,945

Description	Principal Amount	Value
Commercial Paper (continued)

Asset-Backed Securities (continued)
Fairway Finance Corp., 2.820%, 10/10/2008 (6)(7)(11)	$ 83,000,000	$ 82,746,435
GovCo LLC, 2.720%, 11/21/2008 (6)(7)(11)	51,275,000	50,961,197
Jupiter Securitization Co., 2.450%, 9/24/2008 (6)(7)(11)	75,000,000	74,882,604
Lexington Parker Cap. Co. LLC, 3.000%, 10/8/2008 (6)(7)(11)	50,000,000	49,845,833
Lexington Parker Cap. Co. LLC, 3.000%, 10/24/2008 (6)(7)(11)	100,000,000	99,558,333
Thunder Bay Funding LLC, 2.650%, 10/20/2008 (6)(7)(11)	37,237,000	37,102,688
Thunder Bay Funding LLC, 2.770%, 11/10/2008 (6)(7)(11)	62,697,000	62,359,307
Thunder Bay Funding LLC, 2.850%, 9/18/2008 (6)(7)(11)	50,000,000	49,932,708
Variable Funding Capital Corp., 2.770%, 10/1/2008 (6)(7)(11)	27,000,000	26,937,675
Variable Funding Capital Corp., 2.790%, 10/20/2008 (6)(7)(11)	49,600,000	49,411,644
Variable Funding Capital Corp., 2.790%, 11/6/2008 (6)(7)(11)	20,000,000	19,897,700
Variable Funding Capital Corp., 2.800%, 10/14/2008 (6)(7)(11)	50,000,000	49,832,778

		1,606,162,597

Automobiles — 2.6%
BMW U.S. Capital LLC, 2.070%, 9/2/2008 (6)(7)(11)	89,000,000	88,994,872
BMW U.S. Capital LLC, 2.080%, 9/2/2008 (6)(7)(11)	60,655,000	60,651,506

		149,646,378

Banks — 2.6%
Societe Generale, Inc., 2.810%, 10/21/2008 (11)	100,000,000	99,609,723
Societe Generale, Inc., 2.810%, 10/30/2008 (11)	50,000,000	49,769,736

		149,379,459

Foreign Banks — 4.3%
Natexis Banques Populaires U.S. Finance Co., 3.000%, 10/23/2008 (11)	50,000,000	49,783,333
Rabobank U.S. Financial Corp., 2.030%, 9/2/2008 (11)	150,000,000	149,991,542
UBS Finance (Delaware) LLC, 2.810%, 10/30/2008 (11)	50,000,000	49,769,736

		249,544,611

Insurance — 6.6%
International Lease Finance Corp., 2.900%, 9/15/2008 (11)	65,000,000	64,926,694
International Lease Finance Corp., 2.930%, 9/25/2008 (11)	85,000,000	84,833,968
Prudential Financial, Inc., 2.850%, 9/17/2008 (6)(7)(11)	50,000,000	49,936,666
Prudential Financial, Inc., 2.850%, 10/1/2008 (6)(7)(11)	25,000,000	24,940,625

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Prime Money Market Fund (continued)

Description	Principal Amount	Value
Commercial Paper (continued)

Insurance (continued)
Prudential Financial, Inc., 2.850%, 10/23/2008 (6)(7)(11)	$ 25,000,000	$ 24,897,083
Prudential Financial, Inc., 2.880%, 10/7/2008 (6)(7)(11)	25,000,000	24,928,000
Prudential Financial, Inc., 2.900%, 9/25/2008 (6)(7)(11)	25,000,000	24,951,667
Torchmark Corp., 2.700%, 9/3/2008 (6)(7)(11)	14,000,000	13,997,900
Torchmark Corp., 2.700%, 9/5/2008 (6)(7)(11)	30,000,000	29,991,033
Torchmark Corp., 2.700%, 9/24/2008 (6)(7)(11)	11,000,000	10,981,025
Torchmark Corp., 2.750%, 9/12/2008 (6)(7)(11)	29,000,000	28,975,910

		383,360,571

Telecommunication Services — 2.6%
Verizon Communications, 2.510%, 9/9/2008 (6)(7)(11)	90,000,000	89,949,800
Verizon Communications, 2.510%, 9/11/2008 (6)(7)(11)	60,000,000	59,958,167

		149,907,967

Total Commercial Paper		2,688,001,583

Corporate Bonds & Notes — 7.1%

Banks — 3.4%
Bank of America NA, 2.988%, 4/3/2009 (4)	85,000,000	85,000,000
Royal Bank of Canada NY, 5.290%, 2/2/2009	11,920,000	11,984,629
Suntrust Bank, 4.000%, 10/15/2008	7,350,000	7,342,183
UBS AG Stamford, 4.535%, 12/10/2010	50,000,000	50,001,327
UBS AG Stamford, 5.210%, 9/10/2008	40,000,000	40,000,000

		194,328,139

Broker/Dealers — 0.9%
Merrill Lynch & Co., Inc., (Series MTN), 4.831%, 10/27/2008	3,190,000	3,187,456
Morgan Stanley, 3.875%, 1/15/2009	48,942,000	48,889,221

		52,076,677

Insurance — 0.2%
John Hancock Global Funding II, 3.500%, 1/30/2009 (6)(7)	6,000,000	5,988,116
Pacific Life Global Funding, 3.750%, 1/15/2009 (6)(7)	5,520,000	5,505,449

		11,493,565

Telecommunications — 2.6%
Bellsouth Corp., 4.973%, 4/26/2009 (6)(7)	134,000,000	135,112,629
Bellsouth Telecommunications Corp., 6.125%, 9/23/2008 (6)(7)	16,000,000	16,011,519

		151,124,148

Total Corporate Bonds & Notes		409,022,529

Description	Principal Amount	Value

U.S. Government & U.S. Government Agency Obligations — 1.7%

Federal Home Loan Bank — 1.7%
1.950%, 9/2/2008 (11)	$100,000,000	$ 99,994,583

Notes-Variable — 29.2%

Banks — 6.7%
Bank of America, 2.996%, 7/30/2009 (4)	65,000,000	65,000,000
Bank of Montreal/Chicago, 3.189%, 8/28/2009 (4)	150,000,000	150,000,000
First Tennessee Bank, 2.486%, 9/16/2008 (4)(6)(7)	45,000,000	45,000,000
Westpac Banking Corp., NY, (Series DPNT), 3.205%, 8/11/2009 (4)	100,000,000	100,000,000
Westpac Banking Corp., NY, (Series MTN), 2.751%, 1/9/2009 (4)	25,000,000	25,000,000

		385,000,000

Broker/Dealers — 2.5%
Deutsche Bank NY, 3.011%, 1/21/2009 (4)	50,000,000	50,000,000
Goldman Sachs Group, Inc., 2.891%, 6/19/2009 (4)	12,429,000	12,341,418
Goldman Sachs Group, Inc., 2.891%, 6/23/2009 (4)	10,429,000	10,355,167
Merrill Lynch & Co., Inc., (Series MTN), 2.541%, 10/3/2008 (4)	7,000,000	7,000,000
Wachovia Securities Financial Holdings LLC, 2.140%, 9/12/2008 (4)(6)(7)	65,000,000	65,000,000

		144,696,585

Construction Equipment — 1.2%
Caterpillar Financial Services Corp., (Series MTN), 2.931%, 11/26/2008 (4)	70,000,000	70,000,000

Foreign Banks — 7.3%
Dekabank, 2.806%, 11/19/2008 (4)(6)(7)	100,000,000	100,000,000
Natexis Banques Populaires U.S. Finance Co., 2.803%, 9/8/2008 (4)(6)(7)	100,000,000	100,000,000
National Australia Bank, 2.731%, 9/11/2009 (4)(6)(7)	19,761,000	19,708,791
National Australia Bank, 2.882%, 4/6/2009 (4)(6)(7)	100,000,000	100,000,000
Westlb AG NY, 2.533%, 10/9/2008 (4)(6)(7)	100,000,000	100,000,000

		419,708,791

Insurance — 8.9%
Genworth Life Insurance Co., 3.026%, 10/19/2008 (4)(6)(10)	150,000,000	150,000,000
Hartford Life Global Funding, 3.046%, 1/15/2009 (4)	40,000,000	40,000,000
Jackson National Life Insurance Co., 2.802%, 5/22/2009 (4)(6)(7)	100,000,000	99,981,361
MassMutual Global Funding II, 3.059%, 3/19/2009 (4)(6)(7)	75,000,000	75,000,000
Metropolitan Life Global Funding I, 3.041%, 2/9/2009 (4)(6)(7)	35,000,000	35,000,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

Prime Money Market Fund (continued)

Description	Principal Amount	Value

Notes-Variable (continued)

Insurance (continued)
Metropolitan Life Insurance Co., 2.932%, 6/1/2009 (4)(6)(10)	$ 65,000,000	$ 65,000,000
Metropolitan Life Insurance Co., 3.001%, 2/2/2009 (4)(6)(10)	50,000,000	50,000,000

		514,981,361

Personal Credit — 2.6%
American Honda Finance Corp., (Series MTN), 2.913%, 4/2/2009 (4)(6)(7)	50,000,000	50,000,000
American Honda Finance Corp., (Series MTN), 2.919%, 7/8/2009 (4)(6)(7)	55,000,000	55,000,000
American Honda Finance Corp., (Series MTN), 3.450%, 1/28/2009 (6)(7)	44,500,000	44,685,893

		149,685,893

Total Notes-Variable		1,684,072,630

Repurchase Agreements — 9.8%
Agreement with Deutsche Bank Alex Brown, Inc., 2.195%, dated 8/29/2008, to be repurchased at $150,036,583 on 9/2/2008, collateralized by Corporate Bonds with various maturities to 5/15/2037, with a market value of $156,000,001	150,000,000	150,000,000
Agreement with Fixed Income Clearing Corporation, 1.930%, dated 8/29/2008, to be repurchased at $37,113,418 on 9/2/2008, collateralized by U.S. Government Agency Obligations with various maturities to 9/24/2008, with a market value of $37,849,539	37,105,461	37,105,461
Agreement with Morgan Stanley & Co., Inc., 2.050%, dated 8/29/2008, to be repurchased at $80,018,222 on 9/2/2008, collateralized by a U.S. Government Agency Obligation with a maturity of 3/5/2010, with a market value of $82,939,925	80,000,000	80,000,000
Agreement with Morgan Stanley & Co., Inc., 2.185%, dated 8/29/2008, to be repurchased at $150,036,417 on 9/2/2008, collateralized by Corporate Bonds with various maturities to 9/1/2031, with a market value of $156,115,691	150,000,000	150,000,000

Description	Principal Amount	Value
Repurchase Agreements (continued)

Agreement with Wachovia Securities, Inc., 2.200%, dated 8/29/2008, to be repurchased at $150,036,667 on 9/2/2008, collateralized by Corporate Bonds with various maturities to 5/15/2038, with a market value of $156,000,001

	$ 150,000,000	$ 150,000,000

Total Repurchase Agreements		567,105,461

Trust Demand Notes — 5.4%

Broker/Dealers — 2.8%
Greenwich Capital Holdings, 2.575%, 1/30/2009 (4)(6)(7)	100,000,000	100,000,000
JP Morgan Securities, Inc., 2.474%, 9/2/2008 (4)(6)(7)	63,000,000	63,000,000

		163,000,000

Insurance — 2.6%
ING USA Annuity & Life Insurance Co., 3.150%, 10/24/2008 (4)(6)(10)	150,000,000	150,000,000

Total Trust Demand Notes		313,000,000

Total Investments — 99.9% (at amortized cost)		5,761,196,786
Other Assets and Liabilities — 0.1%		4,686,429

Total Net Assets — 100.0%		$5,765,883,215

Government Money Market Fund

Description	Principal Amount	Value
U.S. Government & U.S. Government Agency Obligations — 43.4%

Federal Home Loan Bank — 32.5%
2.611%, 4/7/2009 (4)	$50,000,000	$ 49,999,999
2.624%, 5/5/2009 (4)	25,000,000	25,000,000
2.629%, 1/8/2010 (4)	20,000,000	19,994,595
2.632%, 1/11/2010 (4)	10,000,000	9,997,178
2.639%, 3/26/2009 (4)	25,000,000	24,999,296
2.683%, 2/11/2009 (4)	50,000,000	50,000,000
2.800%, 5/6/2009	5,000,000	5,000,000
3.050%, 6/18/2009	5,000,000	5,000,000

		189,991,068

Federal Home Loan Mortgage Corporation — 10.3%
2.450%, 4/9/2009	10,000,000	10,000,000
2.473%, 12/7/2009 (4)	50,000,000	49,971,975

		59,971,975

Federal National Mortgage Association — 0.6%
2.748%, 12/15/2008 (11)	2,091,000	2,074,743
3.600%, 3/3/2009	500,000	503,375
3.625%, 3/16/2009	1,000,000	1,007,491

		3,585,609

Total U.S. Government & U.S. Government Agency Obligations		253,548,652

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Government Money Market Fund (continued)

Description	Principal Amount	Value

Repurchase Agreements — 56.5%

Agreement with Barclay’s Capital, Inc., Tri-Party Agency, 2.120%, dated 8/29/2008, to be repurchased at $70,016,489 on 9/2/2008, collateralized by U.S. Government Agency Obligations with various maturities to 4/18/2036, with a market value of $71,400,836

	$ 70,000,000	$ 70,000,000
Agreement with Cantor Fitzgerald, Inc., 2.225%, dated 8/29/2008, to be repurchased at $135,033,375 on 9/2/2008, collateralized by a U.S. Government Agency SBA Pool with various maturities to 1/1/2049, with a market value of $137,700,000	135,000,000	135,000,000
Agreement with Deutsche Bank Alex Brown, Inc., 2.140%, dated 8/29/2008, to be repurchased at $75,017,833 on 9/2/2008, collateralized by a U.S. Government Agency Mortgage Pool with various maturities to 7/1/2038, with a market value of $76,500,000	75,000,000	75,000,000
Agreement with Fixed Income Clearing Corporation, 1.930%, dated 8/29/2008, to be repurchased at $19,524,997 on 9/2/2008, collateralized by a U.S. Government Agency Obligation with a maturity of 9/24/2008, with a market value of $19,915,088	19,520,811	19,520,811
Agreement with Morgan Stanley & Co., Inc., 2.070%, dated 8/29/2008, to be repurchased at $31,007,130 on 9/2/2008, collateralized by a U.S. Government Agency Mortgage Pool with various maturities to 1/1/2036, with a market value of $31,754,079	31,000,000	31,000,000

Total Repurchase Agreements		330,520,811

Total Investments — 99.9% (at amortized cost)		584,069,463
Other Assets and Liabilities — 0.1%		553,351

Total Net Assets — 100.0%		$584,622,814

Tax-Free Money Market Fund

Description	Principal Amount	Value
Municipals — 100.0%

Alabama — 1.9%
Jefferson County, Alabama Public Park & Recreation Board, (YMCA of Birmingham), Revenue Bonds, 1.940%, 9/1/2025, Call Date 9/4/2008 (4)	$ 3,500,000	$ 3,500,000
Morgan Keegan Municipal Products, Inc., Revenue Bonds, (Series E), 2.090%, 2/1/2017, Call Date 9/4/2008 (4)	12,130,000	12,130,000

		15,630,000
Alaska — 0.9%
Alaska Housing Finance Corp., Revenue Bonds, (Series 2469), 2.040%, 9/1/2032, Call Date 9/4/2008 (4)	7,500,000	7,500,000

Arizona — 1.0%
Arizona Health Facilities Authority, Hospital System Revenue Bonds, 2.000%, 2/1/2042, Call Date 9/4/2008 (4)	8,000,000	8,000,000

California — 1.9%
Golden State Tobacco Securitization Corp. Floaters, Revenue Bonds, (Series 2448), 2.040%, 6/1/2045, Call Date 6/1/2015 (4)	11,225,000	11,225,000
Lehman Municipal Trust Receipts, GO UT (Series K35W-Reg D), 3.100%, 6/1/2037, Call Date 6/1/2017 (4)	4,000,000	4,000,000

		15,225,000

Colorado — 2.3%
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, 2.350%, 2/1/2035, Reset Date 9/2/2008 (4)	1,100,000	1,100,000
Denver, Colorado City & County Economic Development, Revenue Bonds, 1.860%, 7/1/2029, Reset Date 9/3/2008 (4)	1,800,000	1,800,000
Puttable Floating Option Tax-Exempt Receipts, Revenue Bonds, 2.800%, 12/1/2028 (4)	15,995,000	15,995,000

		18,895,000

District of Columbia — 1.3%
District of Columbia Floaters, GO UT (Series 1920), 1.900%, 6/1/2030, Call Date 6/1/2017 (4)	10,665,000	10,665,000

Florida — 10.5%
Citizens Property Insurance Corp., Revenue Notes, (Series A-2), 4.500%, 6/1/2009	15,000,000	15,108,469

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Florida (continued)
Citizens Property Insurance Corp., Revenue Notes, 4.500%, 6/1/2009	$ 7,000,000	$ 7,102,205
Duval County, Florida School Board, Certificates of Participation, (Series 2782), 2.100%, 7/1/2033, Call Date 7/1/2017 (4)	6,800,000	6,800,000
Eclipse Funding Trust, Revenue Bonds, 2.250%, 4/1/2037, Call Date 4/1/2017 (4)	9,990,000	9,990,000
Flagler County, Florida School Board, Certificate Participation, (Series D-01), 2.220%, 8/1/2023, Call Date 8/1/2015 (4)	5,425,000	5,425,000
Florida State Department Environmental Protection Preservation, Revenue Bonds, (Series D144), 1.920%, 7/1/2024, Reset Date 9/3/2008 (4)	7,000,000	7,000,000
Miami-Dade County, Florida Aviation, Revenue Bonds, (Series D), 4.000%, 10/1/2008	3,845,000	3,847,170
Orlando, Florida Tourist Development Tax, Revenue Bonds, (Series 2860), 2.340%, 11/1/2015 (4)	9,245,000	9,245,000
Palm Beach County, Florida Public Improvement, Revenue Bonds, 1.950%, 6/1/2024, Call Date 6/1/2015 (4)	4,010,000	4,010,000
Puttable Floating Option Tax-Exempt Receipts, Certificate Participation, 2.470%, 7/1/2023, Call Date 7/1/2016 (4)	6,675,000	6,675,000
Puttable Floating Option Tax-Exempt Receipts, Revenue Bonds, 2.250%, 12/1/2037, Call Date 6/1/2017 (4)	11,930,000	11,930,000

		87,132,844

Georgia — 2.1%
Athens-Clarke County, Georgia Unified Government Development Authority, Revenue Bonds, (Series 2647), 2.090%, 11/15/2032, Call Date 11/15/2017 (4)	3,435,000	3,435,000
Puttable Floating Option Tax-Exempt Receipts, Revenue Bonds, 2.270%, 11/15/2028, Call Date 11/15/2017 (4)	10,605,000	10,605,000
Rome-Floyd County, Georgia Development Authority, Revenue Bonds, 1.940%, 11/1/2011, Reset Date 9/4/2008 (4)	3,500,000	3,500,000

		17,540,000

Description	Principal Amount	Value
Municipals (continued)

Illinois — 8.8%
Chicago, Illinois Board of Education, GO UT 2.550%, 3/1/2036, Reset Date 9/2/2008 (4)	$ 10,000,000	$ 10,000,000
Illinois Finance Authority, Revenue Bonds, (Series 2967), 2.140%, 2/15/2016, Reset Date 9/4/2008 (4)	5,595,000	5,595,000
Illinois Finance Authority, Revenue Bonds, 2.150%, 5/1/2038, Call Date 9/2/2008 (4)	4,700,000	4,700,000
Illinois Finance Authority, Revenue Bonds, 3.875%, 10/1/2037 (4)	5,800,000	5,804,083
Illinois Health Facilities Authority, Revenue Bonds, (Series 2016), 2.040%, 7/1/2029, Call Date 7/1/2012 (4)	4,100,000	4,100,000
Lakemoor, Illinois Multifamily, Revenue Bonds, (Series B), 2.130%, 12/1/2020 (4)	7,925,000	7,925,000
Phoenix Realty SPL Account-U LP Illinois, Multifamily, Refunding Revenue Bonds, 1.940%, 4/1/2020, Call Date 9/2/2008 (4)	4,075,000	4,075,000
Term Tender Custodial Receipts, Revenue Bonds, 2.850%, 9/19/2008	30,000,000	30,002,239

		72,201,322

Indiana — 1.4%
Dekko Foundation Educational Facilities Tax Exempt Income Trust, Certificates of Ownership, (Series 1), 2.000%, 4/1/2021, Call Date 9/2/2008 (4)	2,200,000	2,200,000
Indiana Health Facility Financing Authority, Revenue Bonds, 2.480%, 12/1/2029, Call Date 9/2/2008 (4)	1,540,000	1,540,000
Indiana State Finance Authority, Revenue Bonds, 1.940%, 6/1/2038, Call Date 9/2/2008 (4)	3,000,000	3,000,000
Noblesville Building Corporation, Revenue Bonds, (Series 1068B), 2.140%, 7/15/2013, Reset Date 9/4/2008 (4)	5,160,000	5,160,000

		11,900,000

Iowa — 2.0%
Hills, Iowa Health Facilities, Revenue Bonds, 2.480%, 8/1/2035 (4)	13,000,000	13,000,000
Iowa Higher Education Loan Authority, Revenue Notes, (Series B), 3.000%, 5/20/2009	3,620,000	3,638,974

		16,638,974

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Kentucky — 0.3%
Hancock County, Kentucky Industrial Building Revenue Bonds, 1.940%, 7/1/2012, Reset Date 9/4/2008 (4)	$ 1,685,000	$ 1,685,000
Hancock County, Kentucky Pollution Control Revenue Bonds, 1.940%, 7/1/2012, Reset Date 9/4/2008 (4)	1,000,000	1,000,000

		2,685,000

Louisiana — 2.2%
BB&T Municipal Trust, Revenue Bonds, (Series 4000), 1.920%, 7/1/2018 (4)	1,820,000	1,820,000
Lafayette Parish, Louisiana Industrial Development Board, Inc., Revenue Bonds, 2.850%, 12/15/2014, Call Date 9/2/2008 (4)	1,035,000	1,035,000
Louisiana Public Facilities Authority, Revenue Bonds, 1.940%, 5/1/2038, Call Date 9/2/2008 (4)	2,500,000	2,500,000
Plaquemines, Louisiana Port Harbor & Terminal District Port Facilities, Revenue Bonds, 2.200%, 3/15/2025, Call Date 3/15/2009 (4)	5,000,000	5,000,000
St. John Baptist Parish, Louisiana Revenue Bonds, (Series 2116), 1.900%, 6/1/2037, Call Date 6/1/2017 (4)	7,490,000	7,490,000

		17,845,000

Maryland — 1.9%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, (Series 2402), 2.040%, 7/1/2019 (4)	9,795,000	9,795,000
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, 2.450%, 7/1/2023 (4)	6,000,000	6,000,000

		15,795,000

Massachusetts — 2.6%
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, (Series 2405), 2.040%, 7/1/2020 (4)	12,200,000	12,200,000
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, (Series K), 4.000%, 12/1/2008	2,510,000	2,520,426
Massachusetts State College Building Authority, Revenue Bonds, (Series 2880), 2.340%, 5/1/2016 (4)	5,975,000	5,975,000
Massachusetts State Industrial Financial Agency, Revenue Bonds, 2.700%, 12/1/2019, Call Date 9/3/2008 (4)	1,000,000	1,000,000

		21,695,426

Description	Principal Amount	Value
Municipals (continued)

Michigan — 0.4%
Michigan State Hospital Finance Authority, Revenue Bonds, (Series A), 2.450%, 3/1/2030, Call Date 9/2/2008 (4)	$ 3,475,000	$ 3,475,000

Minnesota — 0.9%
Minnesota Rural Water Finance Authority, Revenue Notes, 2.750%, 6/1/2009	7,500,000	7,538,557

Mississippi — 2.3%
Morgan Keegan Municipal Products, Inc., Revenue Bonds, (Series H-1), 2.090%, 10/1/2036, Reset Date 9/4/2008 (4)	19,200,000	19,200,000

Missouri — 2.0%
Branson Reorganized School District No. R-4, GO UT (Series 1427), 2.490%, 3/1/2013, Reset Date 9/4/2008 (4)	9,380,000	9,380,000
Missouri State Health & Educational Facilities Authority, Revenue Bonds, 2.480%, 11/1/2032, Call Date 9/2/2008 (4)	4,700,000	4,700,000
Missouri State Health & Educational Facilities Authority, Revenue Bonds, 2.480%, 8/1/2037, Call Date 9/2/2008 (4)	2,000,000	2,000,000

		16,080,000

Montana — 0.8%
Forsyth, Montana Pollution Control, Revenue Bonds, 2.550%, 1/1/2018, Call Date 9/1/2008 (4)	2,300,000	2,300,000
Montana State Board of Investment Economic Development, Revenue Bonds, 1.890%, 9/1/2010 (4)	3,925,000	3,925,000

		6,225,000

Nebraska — 0.1%
Nebraska, Investment Finance Authority, Multifamily Mortgage, Revenue Bonds, 1.940%, 9/1/2031, Call Date 9/2/2008 (4)	600,000	600,000

Nevada — 1.7%
Henderson, Nevada Healthcare Facility, Revenue Bonds, (Series 2633), 2.040%, 7/1/2031, Call Date 7/1/2017 (4)	14,000,000	14,000,000

New York — 1.8%
New York, NY, GO UT, 2.300%, 8/1/2034 (4)	6,000,000	6,000,000
New York State Dormitory Authority, Revenue Bonds, 2.400%, 7/1/2026 (4)	5,000,000	5,000,000
Suffolk County, New York Industrial Development Agency, Revenue Bonds, 2.700%, 4/1/2018, Call Date 9/3/2008 (4)	3,785,000	3,785,000

		14,785,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Ohio — 7.6%
American Municipal Power-Ohio, Inc., Revenue Notes, 3.500%, 4/1/2009	$ 20,000,000	$ 20,101,807
Barberton City, Ohio School District, GO UT, 2.600%, 11/4/2008	6,000,000	6,006,187
Lawrence County, Ohio Industrial Development, Revenue Bonds, 1.940%, 11/1/2011 (4)	3,250,000	3,250,000
Montgomery County, Ohio Industrial Development, Refunding Revenue Bonds, 1.940%, 10/1/2009 (4)	4,700,000	4,700,000
North Canton, Ohio Health Care Facilities, Revenue Bonds, 2.140%, 4/1/2017, Call Date 9/2/2008 (4)	3,240,000	3,240,000
North Canton, Ohio Health Care Facilities, Revenue Bonds, 2.140%, 4/1/2032, Call Date 9/2/2008 (4)	10,165,000	10,165,000
Puttable Floating Option Tax-Exempt Receipts, Revenue Bonds, 2.250%, 10/1/2030 (4)	4,235,000	4,235,000
Puttable Floating Option Tax-Exempt Receipts, Revenue Bonds, 2.930%, 6/1/2037 (4)	11,065,000	11,065,000

		62,762,994

Oklahoma — 3.5%
Oklahoma State Industrial Authority, Revenue Bonds, 2.850%, 8/1/2018, Call Date 9/2/2008 (4)	1,440,000	1,440,000
Tulsa, Oklahoma Industrial Authority, Revenue Bonds, 2.040%, 11/1/2026, Call Date 9/2/2008 (4)	2,955,000	2,955,000
Tulsa, Oklahoma Industrial Authority, Revenue Bonds, 2.050%, 11/1/2030 (4)	21,200,000	21,200,000
Tulsa, Oklahoma Industrial Authority, Revenue Bonds, 2.050%, 10/1/2032, Call Date 9/2/2008 (4)	3,335,000	3,335,000

		28,930,000

Oregon — 1.8%
Portland, Oregon Sewer System, Revenue Bonds, (Series D207), 2.070%, 6/15/2021 (4)	14,690,000	14,690,000

Pennsylvania — 2.9%
Allegheny County, Pennsylvania Industrial Development Authority Health & Housing Facilities, Revenue Bonds, 1.940%, 7/1/2010 (4)	3,100,000	3,100,000
Butler County, Pennsylvania General Authority, Revenue Bonds, 2.300%, 11/15/2021, Call Date 9/2/2008 (4)	6,010,000	6,010,000

Description	Principal Amount	Value
Municipals (continued)

Pennsylvania (continued)
Delaware County, Pennsylvania Industrial Development Authority Pollution Controls, Revenue Bonds, 2.550%, 4/1/2021, Call Date 9/2/2008 (4)	$ 2,100,000	$ 2,100,000
Pennsylvania State Higher Educational Facilities Authority, Revenue Bonds, 2.150%, 5/1/2037, Call Date 5/1/2009 (4)	5,900,000	5,900,000
Spring Grove Area School District, GO UT, 2.100%, 7/1/2026, Call Date 9/2/2008 (4)	3,400,000	3,400,000
Upper Dublin, Pennsylvania School District, GO UT (Series AA), 2.500%, 11/15/2008	2,955,000	2,956,810

		23,466,810

Puerto Rico — 0.5%
Puerto Rico Industrial Medical & Environmental Pollution Control Facilities, Financing Authority, Revenue Bonds, 2.250%, 3/1/2023, Call Date 3/1/2009 (4)	4,500,000	4,500,000

Rhode Island — 0.4%
Rhode Island Health & Educational Building Corp., Revenue Bonds, 2.450%, 10/1/2031, Call Date 9/1/2008 (4)	3,035,000	3,035,000

South Carolina — 2.9%
Piedmont, South Carolina Municipal Power Agency, Revenue Bonds, (Series 2896), 2.070%, 7/1/2021, Reset Date 9/4/2008 (4)	7,325,000	7,325,000
Puttable Floating Option Tax-Exempt Receipts, Revenue Bonds, 2.530%, 8/1/2039, Call Date 4/1/2011 (4)	14,230,000	14,230,000
South Carolina Transportation Infrastructure, Revenue Bonds, (Series 1283), 1.920%, 4/1/2012 (4)	2,295,000	2,295,000

		23,850,000

South Dakota — 0.9%
South Dakota Housing Development Authority, Revenue Bonds, (Series A), 1.740%, 5/1/2048, Call Date 9/2/2008 (4)	7,320,000	7,320,000

Tennessee — 2.0%
Clarksville, Tennessee Public Building Authority, Revenue Bonds, 2.450%, 11/1/2035, Call Date 9/1/2008 (4)	1,000,000	1,000,000
Metropolitan Government, Nashville & Davidson County, Tennessee Industrial Development Board, Revenue Bonds, 1.900%, 12/1/2014 (4)	4,500,000	4,500,000

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Tennessee (continued)
Morgan Keegan Municipal Products, Inc., Revenue Bonds, (Series B-1), 1.940%, 6/1/2037 (4)	$ 10,000,000	$ 10,000,000
Rutherford County, Tennessee Industrial Development Board, Revenue Bonds, 1.940%, 7/1/2010 (4)	1,000,000	1,000,000

		16,500,000

Texas — 5.7%
Atascosa County, Texas Industrial Development Corp., Revenue Bonds, 1.950%, 6/30/2020, Call Date 9/2/2008 (4)	11,000,000	11,000,000
Comal, Texas Independent School District, GO UT, 1.930%, 8/1/2016 (4)	2,260,000	2,260,000
Crawford, Texas Education Facilities Corp., Revenue Bonds, (Series A), 1.940%, 5/1/2038, Call Date 9/4/2008 (4)	1,600,000	1,600,000
Deutsche Bank Spears/Lifers Trust, GO UT (Series DB-512), 1.880%, 2/15/2038, Call Date 2/15/2017 (4)	3,245,000	3,245,000
Deutsche Bank Spears/Lifers Trust, GO UT (Series DB-514), 1.880%, 2/15/2038, Call Date 9/2/2008 (4)	3,275,000	3,275,000
Lower Colorado River Authority, Revenue Bonds, 2.470%, 5/15/2011 (4)	5,285,000	5,285,000
North Texas Tollway Authority, Revenue Notes, 4.125%, 11/19/2008, Call Date 9/19/2008	5,195,000	5,195,000
Texas State Putters, GO UT (Series 2615), 1.870%, 10/1/2015 (4)	11,200,000	11,200,000
Trinity River Industrial Development Authority, Revenue Bonds, 2.700%, 1/1/2013, Call Date 9/3/2008 (4)	3,700,000	3,700,000

		46,760,000

Utah — 0.7%
Saint George, Utah Electrical, Revenue Bonds, (Series 2717), 2.490%, 12/1/2013 (4)	5,405,000	5,405,000

Vermont — 1.3%
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, (Series A), 2.500%, 10/1/2036, Call Date 9/2/2008 (4)	9,000,000	9,000,000

Description	Principal Amount	Value
Municipals (continued)

Vermont (continued)
Vermont Educational & Health Buildings Financing Agency, Revenue Bonds, 2.500%, 4/1/2015, Call Date 9/2/2008 (4)	$ 1,475,000	$ 1,475,000

		10,475,000

Virginia — 1.8%
Lewistown Commerce Center Community Development Authority, Virginia Special Tax Revenue Bonds, (Series 2115), 1.900%, 3/1/2027, Call Date 3/1/2018 (4)	4,000,000	4,000,000
Roanoke, Virginia Industrial Development Authority Hospital, Revenue Bonds, 2.550%, 7/1/2027, Call Date 9/2/2008 (4)	4,305,000	4,305,000
Roanoke, Virginia Industrial Development Authority Hospital, Revenue Bonds, 2.550%, 7/1/2036, Call Date 9/1/2008 (4)	4,900,000	4,900,000
Suffolk, Virginia Redevelopment & Housing Authority Multi-Family Housing, Revenue Bonds, 1.940%, 9/1/2019, Call Date 9/2/2008 (4)	1,405,000	1,405,000

		14,610,000

Washington — 6.4%
Central Puget Sound, Washington Regional Transportation Authority Sales & Use Tax, Revenue Bonds, (Series C18), 2.300%, 11/1/2032 (4)(6)	14,890,000	14,890,000
Deutsche Bank Spears/Lifers Trust, GO UT (Series DB-614), 1.890%, 12/1/2037, Call Date 6/1/2018 (4)	7,850,000	7,850,000
Washington Economic Development Finance Authority, Revenue Bonds, 1.840%, 8/1/2033 (4)	7,500,000	7,500,000
Washington State Health Care Facilities Authority, Revenue Bonds, (Series B), 2.000%, 12/1/2036, Call Date 9/2/2008 (4)	16,650,000	16,650,000
Washington State Health Care Facilities Authority, Revenue Bonds, 1.930%, 11/15/2026, Call Date 9/2/2008 (4)	6,000,000	6,000,000

		52,890,000

West Virginia — 0.3%
Deutsche Bank Spears/Lifers Trust, Revenue Bonds, 1.940%, 4/1/2030 (4)	2,180,000	2,180,000

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Schedule of Investments

Tax-Free Money Market Fund (continued)

Description	Principal Amount	Value
Municipals (continued)

Wisconsin — 9.4%
Arrowhead, Wisconsin Union High School District, Tax & Revenue Promissory Notes, 3.600%, 9/29/2008	$ 3,400,000	$ 3,400,068
Denmark, Wisconsin School District, Revenue Notes, 2.500%, 8/28/2009 (5)	3,500,000	3,503,710
La Crosse, Wisconsin Development, Revenue Bonds, 1.840%, 6/1/2028, Call Date 9/2/2008 (4)	9,500,000	9,500,000
Rhinelander, Wisconsin School District, GO UT, Tax & Revenue Promissory Notes, 3.460%, 9/10/2008	4,500,000	4,500,023
Sparta, Wisconsin Area School District, Tax & Revenue Promissory Notes, 3.620%, 10/7/2008	4,300,000	4,300,080
St. Francis, Wisconsin School District, GO UT, Tax & Revenue Promissory Notes, 3.540%, 10/29/2008	3,100,000	3,100,138
Sun Prairie, Wisconsin Area School District, Tax & Revenue Promissory Notes, 3.650%, 10/20/2008	10,300,000	10,300,925
Waunakee, Wisconsin Community School District, Tax & Revenue Promissory Notes, 3.520%, 10/20/2008	5,000,000	5,000,129
West Salem, Wisconsin School District, Tax & Revenue Promissory Notes, 3.570%, 10/30/2008	3,050,000	3,050,094
Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, (Series B), 1.790%, 5/1/2033, Call Date 9/2/2008 (4)	10,000,000	10,000,000
Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, (Series E), 2.190%, 2/1/2022 (4)	1,785,000	1,785,000
Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, 2.140%, 8/1/2026, Call Date 9/2/2008 (4)	11,000,000	11,000,000
Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, 2.480%, 6/1/2036, Call Date 9/2/2008 (4)	8,000,000	8,000,000
Wisconsin State Health & Educational Facilities Authority, Revenue Bonds, 2.850%, 5/1/2026, Call Date 9/2/2008 (4)	200,000	200,000

		77,640,167

Description	Shares or Principal Amount	Value
Municipals (continued)

Wyoming — 0.8%
Uinta County, Wyoming Pollution Control Revenue Bonds, 2.500%, 7/1/2026, Call Date 9/2/2008 (4)	$ 6,200,000	$ 6,200,000

Total Municipals		822,467,094

Mutual Funds — 0.0%
Federated Tax-Free Obligations Fund	146,684	146,684

Total Mutual Funds (identified cost $146,684)		146,684

Total Investments — 100.0% (at amortized cost)		822,613,778
Other Assets and Liabilities — 0.0%		(87,983)

Total Net Assets — 100.0%		$822,525,795

(See Notes which are an integral part of the Financial Statements)

Notes to Schedule of Investments

The categories of investments are shown as a percentage of total net assets for each Fund as of August 31, 2008.

(1)	Certain shares or principal amounts are temporarily on loan to unaffiliated brokers-dealers.
(2)	Non-income producing.
(3)	Represents the initial deposit within a margin account used to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.
(4)	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2008.
(5)	Purchased on a when-issued or delayed delivery basis.
(6)	Denotes a restricted security which is subject to restrictions on resale under federal securities law. At August 31, 2008, these securities amounted to:

Fund	Amount	% of Total Net Assets
Aggregate Bond Fund	$15,111,755	5.00%
Government Income Fund	14,816,477	2.38
Short-Intermediate Bond Fund	21,827,620	7.26
Short-Term Income Fund	3,532,311	3.42
Prime Money Market Fund	3,619,945,804	62.78
Tax-Free Money Market Fund	14,890,000	1.81

(7)	Denotes a restricted security which has been deemed liquid by criteria approved by the Board of Directors of Marshall Funds, Inc.
(8)	Please refer to the Statement of Additional Information for an explanation of the credit ratings. Credit ratings contained in the Schedule of Investments are not audited by the Funds’ independent accounting firm.
(9)	Securities that are subject to alternative minimum tax represent 12.86% of Intermediate Tax-Free Fund’s portfolio as calculated based upon total portfolio market value.
(10)	Securities have redemption features that may delay redemption beyond seven days.
(11)	Each issue shows the rate of the discount at the time of purchase.

The following acronyms are used throughout this report:

ADR	—American Depository Receipt

AMBAC—American Municipal Bond Assurance Corporation

AMT	—Alternative Minimum Tax
CFC	—Cooperative Finance Corporation
CIFG	—CDC IXIS Financial Guaranty
COL	—Collateralized
FGIC	—Financial Guaranty Insurance Corporation
FRN	—Floating Rate Note
FSA	—Financial Security Assurance Corporation
GDR	—Global Depository Receipt
GO	—Government Obligation
HFDC	—Health Facility Development Corporation
IDC	—Industrial Development Corporation
INS	—Insured
LIQ	—Liquidity Agreement
LP	—Limited Partnership
LOC	—Letter of Credit
MTN	—Medium Term Note
PCA	—Pollution Control Authority
PLC	—Public Limited Company
REIT’s	—Real Estate Investment Trusts
REMIC	—Real Estate Mortgage Investment Conduit
TCRs	—Transferable Custody Receipts
TRANs	—Tax and Revenue Anticipation Notes
UT	—Unlimited Tax
VRNs	—Variable Rate Notes

August 31, 2008

Statements of Assets and Liabilities

	Large-Cap Value Fund		Large-Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Growth Fund		Small-Cap Growth Fund
Assets:
Investments in securities, at value	$298,623,881		$247,414,351		$313,649,249		$325,486,808		$431,836,744
Investments in repurchase agreements	2,422,850		3,213,715		4,236,511		8,714,204		8,911,618
Cash	—		—		—		—		—
Cash denominated in foreign currencies (identified cost, $260,423)	—		—		—		—		—
Dividends receivable	742,178		247,496		357,516		81,047		15,514
Interest receivable	414		549		724		1,489		1,522
Receivable for investments sold	2,001,436		3,641,440		3,934,686		2,074,671		7,140,914
Receivable for capital stock sold	152,453		200,491		188,216		574,748		346,159
Prepaid expenses	23,324		17,516		23,144		25,325		26,609
Other receivables	—		—		—		—		—

Total assets	303,966,536		254,735,558		322,390,046		336,958,292		448,279,080
Liabilities:
Payable for capital stock redeemed	814,332		94,802		793,247		15,961		234,449
Payable for investments purchased	532,161		2,502,993		—		1,967,281		11,516,092
Payable on collateral due to broker	36,224,627		19,444,504		46,405,902		87,259,980		141,126,192
Call Options written, at value (premium received $50,685)	21,375		—		—		—		—
Put Options written, at value (proceeds received $65,374)	53,388		—		—		—		—
Payable for income distribution	—		—		—		—		—
Payable to affiliates (Note 5)	218,747		188,067		241,686		198,218		312,722
Other liabilities	95,623		98,164		142,121		98,393		105,730

Total liabilities	37,960,253		22,328,530		47,582,956		89,539,833		153,295,185

Total Net Assets	$266,006,283		$232,407,028		$274,807,090		$247,418,459		$294,983,895

Net Assets Consist of:
Paid-in-capital	$242,399,385		$219,818,946		$246,441,119		$227,176,735		$299,373,303
Net unrealized appreciation (depreciation) on investments, options, futures contracts and foreign currency translation	27,773,477		15,260,804		16,005,825		13,545,628		26,921,375
Accumulated net realized gain (loss) on investments, options, futures contracts and foreign currency transactions	(5,210,567)		(2,672,722)		11,540,519		6,696,096		(31,291,634)
Undistributed net investment income (distributions in excess of net investment income)	1,043,988		—		819,627		—		(19,149)

Total Net Assets	$266,006,283		$232,407,028		$274,807,090		$247,418,459		$294,983,895

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Investor Class of Shares:
Net Asset Value, Offering Price and Redemption Proceeds Per Share	$12.07		$11.82		$12.15		$17.10		$14.19
Advisor Class of Shares:
Net Asset Value and Redemption Proceeds Per Share	$12.07		$11.82		$12.15		$17.10		$14.19
Offering Price Per Shares	$12.81	(1)	$12.54	(1)	$12.89	(1)	$18.14	(1)	$15.06 (1)
Institutional Class of Shares:
Net Asset Value, Offering Price and Redemption Proceeds Per Share	$12.07		$11.84		$12.17		$17.14		$14.22
Net Assets:
Investor Class of Shares	$103,978,623		$74,506,994		$166,722,346		$71,085,501		$144,937,982
Advisor Class of Shares	9,455,170		7,948,399		9,075,941		4,803,810		15,423,179
Institutional Class of Shares	152,572,490		149,951,635		99,008,803		171,529,148		134,622,734

Total Net Assets	$266,006,283		$232,407,028		$274,807,090		$247,418,459		$294,983,895

Shares Outstanding:
Investor Class of Shares	8,617,825		6,300,884		13,718,505		4,155,840		10,211,824
Advisor Class of Shares	783,642		672,178		746,765		280,843		1,086,666
Institutional Class of Shares	12,636,560		12,664,228		8,136,818		10,010,024		9,468,717

Total Shares Outstanding	22,038,027		19,637,290		22,602,088		14,446,707		20,767,207

Investments, at identified cost	$273,314,550		$235,367,262		$301,879,935		$320,655,384		$413,826,987

(1)	Computation of offering price per share 100/94.25 of net asset value.
(2)	Computation of offering price per share 100/96.25 of net asset value.
(3)	Computation of offering price per share 100/98.00 of net asset value.

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund	Aggregate Bond Fund		Government Income Fund		Intermediate Tax-Free Fund	Short- Intermediate Bond Fund	Short-Term Income Fund	Prime Money Market Fund	Government Money Market Fund	Tax-Free Money Market Fund

$396,785,982	$503,851,512		$1,118,572,419		$91,762,106	$419,224,075	$116,155,022	$5,194,091,325	$253,548,652	$822,613,778
2,375,287	6,912,507		4,154,720		—	6,424,009	5,555,395	567,105,461	330,520,811	—
14,981	—		—		85,608	—	—	—	—	164,969

248,062	—		—		—	—	—	—	—	—
1,713,998	—		—		7,578	—	33,627	—	—	—
382	2,566,246		3,293,400		891,612	3,010,211	484,571	14,994,260	1,133,210	4,506,065
2,038,577	—		—		701,175	—	—	—	—	10,504
627,875	913,484		451,766		443,605	21,969	6,304	1,240,106	—	14,110
30,558	23,549		18,073		6,990	16,675	16,943	18,246	10,030	17,625
1,137,507	—		—		2,967	—	—	—	—	—

404,973,209	514,267,298		1,126,490,378		93,901,641	428,696,939	122,251,862	5,777,449,398	585,212,703	827,327,051

143,907	3,793,452		2,489,057		30	1,195,602	101,302	—	—	—
2,608,164	88,592,752		206,920,052		3,819,528	64,229,948	5,005,208	—	—	3,503,710
53,967,332	119,278,249		294,412,009		—	61,874,335	13,697,400	—	—	—

—	—		—		—	—	—	—	—	—

—	—		—		—	—	—	—	—	—
—	190,741		627,022		239,860	589,502	165,976	9,718,271	374,806	1,014,196
351,079	127,682		303,389		29,297	131,609	12,554	1,536,412	144,685	198,078
83,604	74,701		185,790		40,722	107,361	62,407	311,500	70,398	85,272

57,154,086	212,057,577		504,937,319		4,129,437	128,128,357	19,044,847	11,566,183	589,889	4,801,256

$347,819,123	$302,209,721		$621,553,059		$89,772,204	$300,568,582	$103,207,015	$5,765,883,215	$584,622,814	$822,525,795

$366,288,795	$303,494,642		$629,185,678		$87,367,285	$338,962,217	$113,431,108	$5,766,217,085	$584,621,012	$822,498,985

(18,388,763)	(7,925,630)		(15,377,697)		1,325,973	(23,931,233)	(2,805,994)	—	—	—

(6,125,483)	6,625,950		7,240,871		1,079,715	(15,107,270)	(7,448,719)	(343,046)	1,802	26,757

6,044,574	14,759		504,207		(769)	644,868	30,620	9,176	—	53

$347,819,123	$302,209,721		$621,553,059		$89,772,204	$300,568,582	$103,207,015	$5,765,883,215	$584,622,814	$822,525,795

$12.41	$10.01		$9.38		$10.21	$8.91	$8.92	$1.00	$1.00	$1.00

$12.41	$10.01		$9.38		$—	$8.90	$8.92	$1.00	$—	$—
$13.17 (1)	$10.40	(2)	$9.75	(2)	$—	$9.25 (2)	$9.10 (3)	$—	$—	$—

$12.63	$10.01		$9.37		$—	$8.90	$8.93	$1.00	$1.00	$1.00

$89,373,651	$79,470,922		$367,555,226		$89,772,204	$95,321,745	$28,231,784	$2,524,244,444	$309,486,928	$424,210,993
5,287,183	358,341		4,870,657		—	5,136,998	2,047,036	140,378,968	—	—
253,158,289	222,380,458		249,127,176		—	200,109,839	72,928,195	3,101,259,803	275,135,886	398,314,802

$347,819,123	$302,209,721		$621,553,059		$89,772,204	$300,568,582	$103,207,015	$5,765,883,215	$584,622,814	$822,525,795

7,200,954	7,936,482		39,198,148		8,795,082	10,702,625	3,165,684	2,524,450,391	309,486,160	424,197,790
425,990	35,788		519,436		—	577,143	229,400	140,409,732	—	—
20,051,246	22,210,335		26,579,538		—	22,484,738	8,169,368	3,101,356,955	275,134,852	398,301,195

27,678,190	30,182,605		66,297,122		8,795,082	33,764,506	11,564,452	5,766,217,078	584,621,012	822,498,985

$417,494,827	$518,689,649		$1,138,104,836		$90,436,133	$449,579,317	$124,510,652	$5,761,196,786	$584,069,463	$822,613,778

Period Ended August 31, 2008

Statements of Operations

	Large-Cap Value Fund	Large-Cap Growth Fund	Mid-Cap Value Fund	Mid-Cap Growth Fund	Small-Cap Growth Fund
Investment Income:
Dividend income	$7,141,988	$2,701,251	$6,108,864	$1,293,966 (1)	$587,704
Interest income	153,150	217,084	279,662	169,552	187,777
Securities lending income	120,491	120,716	243,010	345,684	1,022,878

Total income	7,415,629	3,039,051	6,631,536	1,809,202	1,798,359
Expenses:
Investment adviser fee (Note 5)	2,318,139	1,888,329	3,130,708	1,897,899	2,847,817
Shareholder services fees (Note 5)—
Investor Class of Shares	554,656	464,946	886,092	460,084	527,061
Advisor Class of Shares	27,383	22,129	26,120	12,777	34,118
Administrative fees (Note 5)	280,263	231,115	371,846	232,323	259,599
Portfolio accounting fees	118,927	103,415	144,781	104,343	112,645
Transfer and dividend disbursing agent fees	146,683	164,279	248,609	140,041	166,396
Custodian fees (Note 5)	55,908	49,657	66,760	49,888	53,471
Registration fees	38,288	37,318	41,365	37,315	40,984
Auditing fees	26,736	26,736	26,736	26,736	26,736
Legal fees	5,948	5,948	5,948	5,948	5,948
Printing and postage	42,863	37,054	69,136	37,421	49,549
Directors’ fees	19,286	19,286	19,286	19,286	19,286
Insurance premiums	3,321	2,473	5,770	2,170	2,528
Distribution services fees (Note 5)—
Advisor Class of Shares	—	—	—	—	—
Miscellaneous	7,518	6,816	10,380	6,798	6,750

Total expenses	3,645,919	3,059,501	5,053,537	3,033,029	4,152,888
Deduct (Note 5)—
Expense waivers	—	—	—	—	—

Net expenses	3,645,919	3,059,501	5,053,537	3,033,029	4,152,888

Net investment income (loss)	3,769,710	(20,450)	1,577,999	(1,223,827)	(2,354,529)
Net Realized and Unrealized Gain (Loss) on Investments, Options, Futures Contracts and Foreign Currency:
Net realized gain (loss) on investment transactions	(1,983,818)	3,490,338	13,301,158	16,080,697	(17,978,283)
Net realized gain on written options	1,357,621	—	—	—	—
Net realized gain on futures contract	—	—	—	—	—
Net realized loss on foreign currency contracts	—	—	—	—	—
Net realized gain on redemptions in-kind	—	—	1,076,932	—	—
Net change in unrealized appreciation (depreciation) on investments, options, futures contracts and foreign currency translation	(35,637,231)	(19,796,319)	(64,300,224)	(21,479,607)	(11,365,462)

Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	(36,263,428)	(16,305,981)	(49,922,134)	(5,398,910)	(29,343,745)

Change in net assets resulting from operations	$(32,493,718)	$(16,326,431)	$(48,344,135)	$(6,622,737)	$(31,698,274)

(1)	Net of foreign taxes withheld of $33,143 and $1,344,188, respectively.
(2)	Net of foreign taxes withheld of $69,296.

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

International Stock Fund		Aggregate Bond Fund	Government Income Fund	Intermediate Tax-Free Fund	Short- Intermediate Bond Fund	Short-Term Income Fund	Prime Money Market Fund	Government Money Market Fund	Tax-Free Money Market Fund

$11,531,121	(1)	$—	$—	$124,395	$—	$536,235	$—	$—	$—
129,433		13,872,367	36,833,556	3,646,259	24,163,947	5,140,073	224,060,769	17,219,922	20,709,925
268,900		362,569	1,031,109	—	388,400	67,679	—	—	—

11,929,454		14,234,936	37,864,665	3,770,654	24,552,347	5,743,987	224,060,769	17,219,922	20,709,925

4,642,620		1,048,624	2,746,419	515,672	1,790,658	227,213	8,263,821	1,000,213	1,423,717

448,602		187,173	1,160,504	214,769	519,219	123,875	6,987,133	675,642	903,158
17,102		451	13,199	—	13,604	5,645	350,389	—	—
416,088		239,101	593,257	79,465	397,153	103,271	1,721,288	152,128	217,188
90,091		113,863	223,898	37,440	167,347	81,449	586,209	107,676	137,474
141,172		75,516	346,057	19,992	148,283	72,317	521,825	32,919	58,273
249,436		50,327	94,342	17,181	69,792	22,721	585,647	75,011	96,186
43,227		54,933	62,076	20,275	48,994	46,201	92,012	42,365	40,957
26,736		26,736	26,736	26,736	26,736	26,736	26,736	26,736	26,736
5,948		5,948	5,948	5,948	5,948	5,948	5,948	5,948	5,948
47,156		11,533	80,032	4,758	40,041	11,650	93,568	6,329	20,344
19,286		19,286	19,286	19,286	19,286	19,286	19,286	19,286	19,286
5,044		1,930	6,814	804	5,416	1,174	49,477	3,063	5,362

—		—	—	—	—	—	420,467	—	—
565		8,492	9,943	4,518	10,883	5,697	68,430	17,806	13,594

6,153,073		1,843,913	5,388,511	966,844	3,263,360	753,183	19,792,236	2,165,122	2,968,223

—		(214,430)	(401,023)	(494,354)	(266,960)	(226,039)	(821,297)	(489,266)	(641,347)

6,153,073		1,629,483	4,987,488	472,490	2,996,400	527,144	18,970,939	1,675,856	2,326,876

5,776,381		12,605,453	32,877,177	3,298,164	21,555,947	5,216,843	205,089,830	15,544,066	18,383,049

(4,692,323	)(2)	7,951,049	9,066,881	1,475,048	8,799,542	(867,010)	51,482	8,398	53,680
—		—	—	—	—	—	—	—	—
—		—	—	60,608	—	1,143,374	—	—	—
(1,115,763)		—	—	—	—	—	—	—	—
—		—	—	—	—	—	—	—	—

(84,826,316)		(10,007,679)	(13,550,776)	823,014	(18,890,686)	(1,418,168)	—	—	—

(90,634,402)		(2,056,630)	(4,483,895)	2,358,670	(10,091,144)	(1,141,804)	51,482	8,398	53,680

$(84,858,021)		$10,548,823	$28,393,282	$5,656,834	$11,464,803	$4,075,039	$205,141,312	$15,552,464	$18,436,729

Statements of Changes in Net Assets

	Large-Cap Value Fund		Large-Cap Growth Fund		Mid-Cap Value Fund
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets
Operations—
Net investment income (loss)	$3,769,710	$4,476,911	$(20,450)	$225,558	$1,577,999	$2,370,241
Net realized gain (loss) on investments and options transactions	(626,197)	12,010,597	3,490,338	15,689,841	13,301,158	81,960,521
Net realized gain on futures contracts	—	—	—	120,338	—	53,972
Net realized loss on foreign currency contracts	—	—	—	—	—	—
Net realized gain on redemptions in-kind	—	—	—	—	1,076,932	—
Net change in unrealized appreciation/depreciation of investments, options, futures contracts and foreign currency translation	(35,637,231)	26,700,784	(19,796,319)	21,233,535	(64,300,224)	(2,440,345)

Change in net assets resulting from operations	(32,493,718)	43,188,292	(16,326,431)	37,269,272	(48,344,135)	81,944,389

Distributions to Shareholders—
Distributions to shareholders from net investment income
Investor Class of Shares	(2,494,603)	(4,398,291)	(129,544)	(71,728)	(2,041,191)	(2,760,010)
Advisor Class of Shares	(115,472)	(165,345)	(4,859)	(3,161)	(49,371)	(63,118)
Institutional Class of Shares	(755,738)	—	—	—	—	—
Distributions to shareholders from net realized gain on investments
Investor Class of Shares	(15,406,842)	(27,773,899)	(20,373,844)	(7,489,417)	(62,614,194)	(52,414,423)
Advisor Class of Shares	(572,570)	(1,033,763)	(766,482)	(331,325)	(1,491,159)	(1,190,564)
Institutional Class of Shares	—	—	—	—	—	—

Change in net assets resulting from distributions to shareholders	(19,345,225)	(33,371,298)	(21,274,729)	(7,895,631)	(66,195,915)	(56,428,115)

Capital Stock Transactions—
Proceeds from sale of shares	218,179,141	39,823,816	200,113,251	27,950,167	168,244,523	73,848,332
Net asset value of shares issued to shareholders in payment of distributions declared	17,257,811	29,749,219	20,378,392	7,504,188	63,350,189	53,623,537
Cost of shares redeemed	(259,001,267)	(69,929,515)	(206,751,993)	(35,988,400)	(416,764,094)	(176,648,083)
Cost of redemptions in-kind	—	—	—	—	(10,743,296)	—
Redemption Fees	4,091	360	3,502	368	33,532	4,563

Change in net assets resulting from capital stock transactions	(23,560,224)	(356,120)	13,743,152	(533,677)	(195,879,146)	(49,171,651)

Change in net assets	(75,399,167)	9,460,874	(23,858,008)	28,839,964	(310,419,196)	(23,655,377)
Net Assets:
Beginning of period	341,405,450	331,944,576	256,265,036	227,425,072	585,226,286	608,881,663

End of period	$266,006,283	$341,405,450	$232,407,028	$256,265,036	$274,807,090	$585,226,286

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$1,043,988	$695,784	$—	$133,034	$819,627	$1,315,875

(1)	Reflects operations for the period from June 1, 2007 (start of performance) to August 31, 2007.

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Mid-Cap Growth Fund		Small-Cap Growth Fund		International Stock Fund		Aggregate Bond Fund
Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007(1)

$(1,223,827)	$(1,251,744)	$(2,354,529)	$(2,156,567)	$5,776,381	$6,721,060	$12,605,453	$2,199,526
16,080,697	27,760,884	(17,978,283)	41,322,366	(4,692,323)	63,289,997	7,951,049	(165,678)
—	536,752	—	809,473	—	—	—	—
—	—	—	—	(1,115,763)	(1,079,625)	—	—
—	—	—	—	—	—	—	—

(21,479,607)	11,195,890	(11,365,462)	10,377,796	(84,826,316)	13,359,610	(10,007,679)	2,082,049

(6,622,737)	38,241,782	(31,698,274)	50,353,068	(84,858,021)	82,291,042	10,548,823	4,115,897

—	—	—	—	(2,971,761)	(551,295)	(3,418,997)	(555,777)
—	—	—	—	(87,516)	(25,923)	(8,123)	(93)
—	—	—	—	(3,505,265)	(887,517)	(8,969,084)	(1,643,049)
			—
—	—	(46,730,647)	(15,633,272)	(29,578,350)	(27,023,552)	(460,991)	—
—	—	(1,408,805)	(558,154)	(871,061)	(863,610)	(409)	—
—	—	—	—	(28,472,794)	(21,952,876)	(907,877)	—

—	—	(48,139,452)	(16,191,426)	(65,486,747)	(51,304,773)	(13,765,481)	(2,198,919)

256,478,881	41,581,974	259,070,865	53,465,975	148,373,303	97,053,700	151,343,210	205,897,334
—	—	46,741,612	15,589,777	62,812,652	49,857,212	12,317,607	2,159,497
(229,473,653)	(32,737,563)	(194,887,931)	(39,481,694)	(238,508,553)	(81,992,616)	(60,924,191)	(7,284,056)
—	—	—	—	—	—	—	—
24,805	111	11,064	4,372	29,152	754	—	—

27,030,033	8,844,522	110,935,610	29,578,430	(27,293,446)	64,919,050	102,736,626	200,772,775

20,407,296	47,086,304	31,097,884	63,740,072	(177,638,214)	95,905,319	99,519,968	202,689,753

227,011,163	179,924,859	263,886,011	200,145,939	525,457,337	429,552,018	202,689,753	—

$247,418,459	$227,011,163	$294,983,895	$263,886,011	$347,819,123	$525,457,337	$302,209,721	$202,689,753

$—	$(254,661)	$(19,149)	$(1,288,168)	$6,044,574	$5,654,747	$14,759	$14,759

Statements of Changes in Net Assets

	Government Income Fund		Intermediate Tax-Free Fund		Short-Intermediate Bond Fund
	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007
Increase (Decrease) in Net Assets Operations—
Net investment income (loss)	$32,877,177	$28,798,882	$3,298,164	$2,888,946	$21,555,947	$31,261,026
Net realized gain (loss) on investments and options transactions	9,066,881	1,212,650	1,475,048	(336,577)	8,799,542	(2,021,303)
Net realized gain on futures contracts	—	—	60,608	—	—	—
Net realized loss on foreign currency contracts	—	—	—	—	—	—
Net realized gain on redemptions in-kind	—	—	—	—	—	—
Net change in unrealized appreciation/depreciation of investments, options, futures contracts and foreign currency translation	(13,550,776)	(281,673)	823,014	(547,311)	(18,890,686)	(3,458,155)

Change in net assets resulting from operations	28,393,282	29,729,859	5,656,834	2,005,058	11,464,803	25,781,568

Distributions to Shareholders—
Distributions to shareholders from net investment income
Investor Class of Shares	(21,346,701)	(26,838,687)	(3,297,741)	(2,888,545)	(9,669,757)	(29,371,524)
Advisor Class of Shares	(242,212)	(266,134)	—	—	(254,119)	(277,028)
Institutional Class of Shares	(10,773,880)	(1,417,046)	—	—	(11,544,363)	(1,521,546)
Distributions to shareholders from net realized gain on investments
Investor Class of Shares	—	—	—	—	—	—
Advisor Class of Shares	—	—	—	—	—	—
Institutional Class of Shares	—	—	—	—	—	—

Change in net assets resulting from distributions to shareholders	(32,362,793)	(28,521,867)	(3,297,741)	(2,888,545)	(21,468,239)	(31,170,098)

Capital Stock Transactions—
Proceeds from sale of shares	296,810,597	339,057,814	27,107,048	19,282,931	236,841,582	291,488,968
Net asset value of shares issued to shareholders in payment of distributions declared	24,190,980	21,067,467	658,544	622,650	12,201,083	19,630,375
Cost of shares redeemed	(393,242,514)	(252,508,462)	(22,391,087)	(17,202,260)	(485,385,310)	(455,857,890)
Cost of redemptions in-kind	—	—	—	—	—	—
Redemption Fees	37,185	10,866	1,116	228	44,433	925

Change in net assets resulting from capital stock transactions	(72,203,752)	107,627,685	5,375,621	2,703,549	(236,298,212)	(144,737,622)

Change in net assets	(76,173,263)	108,835,677	7,734,714	1,820,062	(246,301,648)	(150,126,152)
Net Assets:
Beginning of period	697,726,322	588,890,645	82,037,490	80,217,428	546,870,230	696,996,382

End of period	$621,553,059	$697,726,322	$89,772,204	$82,037,490	$300,568,582	$546,870,230

Undistributed net investment income (distributions in excess of net investment income) included in net assets at end of period	$504,207	$439,581	$(769)	$(525)	$644,868	$293,149

(See Notes which are an integral part of the Financial Statements)

Marshall Funds

Short-Term Income Fund		Prime Money Market Fund		Government Money Market Fund		Tax-Free Money Market Fund
Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007	Year Ended August 31, 2008	Year Ended August 31, 2007

$5,216,843	$5,348,831	$205,089,830	$240,796,645	$15,544,066	$13,620,708	$18,383,049	$14,927,950

(867,010)	47,748	51,482	7,764	8,398	—	53,680	37,867
1,143,374	432,345	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

(1,418,168)	77,928	—	—	—	—	—	—

4,075,039	5,906,852	205,141,312	240,804,409	15,552,464	13,620,708	18,436,729	14,965,817

(2,212,995)	(4,966,136)	(102,050,074)	(127,670,889)	(7,846,286)	(8,234,819)	(8,949,466)	(8,665,262)
(100,514)	(113,762)	(4,497,782)	(4,857,323)	—	—	—	—
(2,896,561)	(479,191)	(98,541,974)	(108,268,433)	(7,697,780)	(5,385,889)	(9,433,583)	(6,262,688)

—	—	—	—	(3,424)	—	(15,175)	(22,616)
—	—	—	—	—	—	—	—
—	—	—	—	(3,172)	—	(14,748)	(14,880)

(5,210,070)	(5,559,089)	(205,089,830)	(240,796,645)	(15,550,662)	(13,620,708)	(18,412,972)	(14,965,446)

68,750,740	54,464,216	15,473,401,433	15,538,575,940	3,902,414,691	3,017,381,978	2,030,784,160	1,199,160,497

2,958,966	2,858,046	50,032,221	58,130,914	8,425,666	7,845,674	2,980,286	2,754,411
(86,765,840)	(67,733,207)	(14,706,581,607)	(14,845,340,451)	(3,662,926,925)	(2,846,475,694)	(1,763,519,007)	(958,670,741)
—	—	—	—	—	—	—	—
9,337	198	—	—	—	—	—	—

(15,046,797)	(10,410,747)	816,852,047	751,366,403	247,913,432	178,751,958	270,245,439	243,244,167

(16,181,828)	(10,062,984)	816,903,529	751,374,167	247,915,234	178,751,958	270,269,196	243,244,538

119,388,843	129,451,827	4,948,979,686	4,197,605,519	336,707,580	157,955,622	552,256,599	309,012,061

$103,207,015	$119,388,843	$5,765,883,215	$4,948,979,686	$584,622,814	$336,707,580	$822,525,795	$552,256,599

$30,620	$30,621	$9,176	$9,176	$—	$—	$53	$53

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(8)	Ratios to Average Net Assets(9)			Net assets, end of period (000 omitted)	Portfolio turnover rate(8)
											Net Expenses(2)	Expense waiver(2)	Net investment income (loss)(2)
Large-Cap Value Fund
2004(3)	$12.58	$0.30		$1.62	$1.92	$(0.30)	$—	$(0.30)	$14.20	15.39%	1.22%	—%	2.27%	$358,354	103%
2005(3)	14.20	0.33		1.00	1.33	(0.35)	(0.72)	(1.07)	14.46	9.77	1.22	—	2.30	328,848	103
2006(3)	14.46	0.20		1.36	1.56	(0.20)	(1.88)	(2.08)	13.94	11.99	1.23	0.01	1.47	319,834	121
2007(3)	13.94	0.18		1.55	1.73	(0.18)	(1.19)	(1.37)	14.30	12.89	1.22	0.01	1.26	329,192	43
2008(3)	14.30	0.18		(1.58)	(1.40)	(0.14)	(0.69)	(0.83)	12.07	(10.48)	1.24	—	1.11	103,979	40
Large-Cap Growth Fund
2004(3)	11.32	0.02		0.78	0.80	(0.02)	—	(0.02)	12.10	7.08	1.25	—	0.20	257,684	129
2005(3)	12.10	0.09		1.54	1.63	(0.09)	—	(0.09)	13.64	13.51	1.26	—	0.63	237,294	146
2006(3)	13.64	0.00		0.40	0.40	(0.01)	(1.87)	(1.88)	12.16	2.86	1.27	0.01	0.00	218,109	134
2007(3)	12.16	0.01		1.99	2.00	0.00	(0.43)	(0.43)	13.73	16.68	1.27	0.01	0.09	246,811	75
2008(3)	13.73	(0.03)		(0.73)	(0.76)	(0.01)	(1.14)	(1.15)	11.82	(6.62)	1.27	—	(0.10)	74,507	122
Mid-Cap Value Fund
2004(3)	12.51	0.05		2.14	2.19	(0.01)	(0.45)	(0.46)	14.24	17.76	1.22	—	0.44	463,104	33
2005(3)	14.24	0.03		2.61	2.64	(0.06)	(0.96)	(1.02)	15.86	19.16	1.20	—	0.25	637,293	37
2006(3)	15.86	0.07		0.70	0.77	(0.05)	(1.50)	(1.55)	15.08	5.12	1.19	0.01	0.47	595,968	63
2007(3)	15.08	0.06		1.94	2.00	(0.07)	(1.38)	(1.45)	15.63	13.52	1.21	0.01	0.37	572,444	62
2008(3)	15.63	0.06		(1.49)	(1.43)	(0.06)	(1.99)	(2.05)	12.15	(10.27)	1.24	—	0.35	166,722	41
Mid-Cap Growth Fund
2004(3)	11.57	(0.10	)(4)	(0.32)	(0.42)	—	—	—	11.15	(3.63)	1.24	—	(0.85)	184,632	240
2005(3)	11.15	(0.10)		2.60	2.50	—	—	—	13.65	22.42	1.29	0.01	(0.72)	172,137	188
2006(3)	13.65	(0.09)		0.87	0.78	—	—	—	14.43	5.71	1.30	0.01	(0.64)	175,529	134
2007(3)	14.43	(0.10)		3.13	3.03	—	—	—	17.46	21.00	1.27	0.01	(0.61)	222,095	169
2008(3)	17.46	(0.30)		(0.06)	(0.36)	—	—	—	17.10	(2.06)	1.26	—	(0.58)	71,086	186
Small-Cap Growth Fund
2004(3)	11.83	(0.17	)(4)	0.94	0.77	—	—	—	12.60	6.51	1.58	—	(1.28)	129,875	267
2005(3)	12.60	(0.18)		3.60	3.42	—	—	—	16.02	27.14	1.55	0.01	(1.21)	155,327	195
2006(3)	16.02	(0.14)		1.93	1.79	—	(1.37)	(1.37)	16.44	11.37	1.54	—	(0.93)	193,170	148
2007(3)	16.44	(0.15)		4.05	3.90	—	(1.33)	(1.33)	19.01	24.73	1.53	0.01	(0.91)	255,894	176
2008(3)	19.01	(0.22)		(1.27)	(1.49)	—	(3.33)	(3.33)	14.19	(10.37)	1.51	—	(0.92)	144,938	174
International Stock Fund
2004(3)	10.02	0.00	(4)	1.02	1.02	(0.04)	—	(0.04)	11.00	10.20	1.50	0.02	0.00(5)	216,082	137
2005(3)	11.00	0.09		2.33	2.42	(0.07)	—	(0.07)	13.35	22.03	1.48	0.02	0.70	191,274	150
2006(3)	13.35	0.12		3.06	3.18	(0.12)	—	(0.12)	16.41	23.90	1.49	0.02	0.75	233,098	146
2007(3)	16.41	0.21		2.64	2.85	(0.04)	(1.88)	(1.92)	17.34	18.37	1.45	0.02	1.23	267,675	98
2008(3)	17.34	0.19		(2.92)	(2.73)	(0.20)	(2.00)	(2.20)	12.41	(18.11)	1.47	—	0.74	89,374	62
Aggregate Bond Fund
2007(6)	10.00	0.11		0.10	0.21	(0.11)	—	(0.11)	10.10	2.11	0.80	0.14	4.38	59,013	129
2008	10.10	0.47		(0.04)	0.43	(0.46)	(0.06)	(0.52)	10.01	4.32	0.80	0.08	4.64	79,471	333
Government Income Fund
2004(3)	9.60	0.43	(4)	0.09	0.52	(0.48)	—	(0.48)	9.64	5.50	0.87	0.33	4.49	344,253	113
2005(3)	9.64	0.37		(0.03)	0.34	(0.38)	—	(0.38)	9.60	3.61	0.88	0.33	3.75	475,920	561
2006(3)	9.60	0.42		(0.18)	0.24	(0.42)	—	(0.42)	9.42	2.57	0.86	0.34	4.50	582,466	760
2007(3)	9.42	0.42		0.02	0.44	(0.42)	—	(0.42)	9.44	4.71	0.89	0.29	4.44	550,614	686
2008(3)	9.44	0.45		(0.07)	0.38	(0.44)	—	(0.44)	9.38	4.01	0.80	0.06	4.68	367,555	284

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Investor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	Total from investment operations	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(8)	Ratios to Average Net Assets(9)			Net assets, end of period (000 omitted)	Portfolio turnover rate(8)
											Net Expenses(2)	Expense waiver(2)	Net investment income (loss)(2)
Intermediate Tax-Free Fund
2004(3)	$10.50	$0.37		$0.13	$0.50	$(0.37)	$(0.02)	$(0.39)	$10.61	4.88%	0.62%	0.50%	3.51%	$96,952	8%
2005(3)	10.61	0.37		(0.18)	0.19	(0.36)	(0.01)	(0.37)	10.43	1.83	0.61	0.50	3.48	90,619	57
2006(3)	10.43	0.35		(0.14)	0.21	(0.35)	(0.26)	(0.61)	10.03	2.12	0.65	0.51	3.48	80,217	31
2007(3)	10.03	0.36		(0.10)	0.26	(0.36)	—	(0.36)	9.93	2.59	0.60	0.53	3.56	82,037	48
2008(3)	9.93	0.39		0.28	0.67	(0.39)	—	(0.39)	10.21	6.84	0.55	0.58	3.84	89,772	196
Short-Intermediate Bond Fund
2004(3)	9.47	0.38	(4)	0.06	0.44	(0.41)	—	(0.41)	9.50	4.68	0.72	0.29	3.98	625,908	278
2005(3)	9.50	0.35		(0.08)	0.27	(0.37)	—	(0.37)	9.40	2.90	0.73	0.30	3.70	646,961	357
2006(3)	9.40	0.40		(0.17)	0.23	(0.40)	—	(0.40)	9.23	2.56	0.73	0.30	4.39	690,447	430
2007(3)	9.23	0.43		(0.08)	0.35	(0.42)	—	(0.42)	9.16	3.86	0.75	0.26	4.56	359,507	421
2008(3)	9.16	0.44		(0.26)	0.18	(0.43)	—	(0.43)	8.91	1.91	0.80	0.06	4.69	95,322	293
Short-Term Income Fund
2004(3)	9.32	0.27	(4)	(0.02)	0.25	(0.36)	—	(0.36)	9.21	2.75	0.54	0.57	2.94	148,735	40
2005(3)	9.21	0.26		(0.10)	0.16	(0.34)	—	(0.34)	9.03	1.74	0.54	0.57	2.95	135,894	52
2006(3)	9.03	0.31		0.04	0.35	(0.38)	—	(0.38)	9.00	3.92	0.58	0.58	3.45	126,788	19
2007(3)	9.00	0.38		0.04	0.42	(0.40)	—	(0.40)	9.02	4.78	0.58	0.52	4.28	75,677	52
2008(3)	9.02	0.41		(0.11)	0.30	(0.40)	—	(0.40)	8.92	3.38	0.60	0.20	4.48	28,232	47
Prime Money Market Fund
2004	1.00	0.01	(4)	—	0.01	(0.01)	—	(0.01)	1.00	0.76	0.45	0.04	0.76	2,123,605	—
2005	1.00	0.02		—	0.02	(0.02)	—	(0.02)	1.00	2.22	0.45	0.04	2.20	2,078,992	—
2006	1.00	0.04		—	0.04	(0.04)	—	(0.04)	1.00	4.25	0.45	0.04	4.19	2,453,274	—
2007	1.00	0.05		—	0.05	(0.05)	—	(0.05)	1.00	5.06	0.45	0.02	4.95	2,753,457	—
2008	1.00	0.04		—	0.04	(0.04)	—	(0.04)	1.00	3.65	0.45	0.01	3.65	2,524,244	—
Government Money Market Fund
2004(7)	1.00	0.00		—	0.00	0.00	—	0.00	1.00	0.23	0.45	0.17	0.96	118,401	—
2005	1.00	0.02		—	0.02	(0.02)	—	(0.02)	1.00	2.11	0.45	0.18	2.09	121,712	—
2006	1.00	0.04		—	0.04	(0.04)	—	(0.04)	1.00	4.16	0.45	0.17	4.09	92,339	—
2007	1.00	0.05		—	0.05	(0.05)	—	(0.05)	1.00	4.99	0.45	0.13	4.88	199,797	—
2008	1.00	0.03		—	0.03	(0.03)	—	(0.03)	1.00	3.19	0.45	0.10	2.91	309,487	—
Tax-Free Money Market Fund
2005(10)	1.00	0.02		—	0.02	(0.02)	—	(0.02)	1.00	1.60	0.45	0.14	1.76	142,826	—
2006	1.00	0.03		—	0.03	(0.03)	—	(0.03)	1.00	2.84	0.45	0.13	2.85	192,603	—
2007	1.00	0.03		—	0.03	(0.03)	—	(0.03)	1.00	3.33	0.45	0.13	3.28	308,414	—
2008	1.00	0.03		—	0.03	(0.03)	—	(0.03)	1.00	2.57	0.45	0.09	2.48	424,211	—

(1)	Based on net asset value.
(2)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios shown.
(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Per share information is based on average shares outstanding.
(5)	Represents less than 0.005%.
(6)	Reflects operations for the period from June 1, 2007 (start of performance) to August 31, 2007.
(7)	Reflects operations for the period from May 17, 2004 (start of performance) to August 31, 2004.
(8)	Not annualized for periods less than one year.
(9)	Annualized for periods less than one year.
(10)	Reflects operations for the period from September 22, 2004 (start of performance) to August 31, 2005.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Advisor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	Total from investment operations	Dividends to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(6)	Ratios to Average Net Assets(7)			Net assets, end of period (000 omitted)	Portfolio turnover rate(6)
											Net Expenses(2)	Expense waiver(2)	Net investment income (loss)(2)
Large-Cap Value Fund
2004(3)	$12.58	$0.30		$1.62	$1.92	$(0.30)	$—	$(0.30)	$14.20	15.39%	1.22%	0.25%	2.30%	$10,255	103%
2005(3)	14.20	0.32		1.01	1.33	(0.35)	(0.72)	(1.07)	14.46	9.77	1.22	0.25	2.30	11,918	103
2006(3)	14.46	0.20		1.36	1.56	(0.20)	(1.88)	(2.08)	13.94	11.99	1.23	0.05	1.47	12,110	121
2007(3)	13.94	0.18		1.55	1.73	(0.18)	(1.19)	(1.37)	14.30	12.89	1.22	0.01	1.26	12,213	43
2008(3)	14.30	0.16		(1.56)	(1.40)	(0.14)	(0.69)	(0.83)	12.07	(10.48)	1.24	—	1.16	9,455	40
Large-Cap Growth Fund
2004(3)	11.32	0.02		0.78	0.80	(0.02)	—	(0.02)	12.10	7.08	1.25	0.25	0.20	8,126	129
2005(3)	12.10	0.08		1.55	1.63	(0.09)	—	(0.09)	13.64	13.51	1.26	0.25	0.63	8,796	146
2006(3)	13.64	0.00		0.40	0.40	(0.01)	(1.87)	(1.88)	12.16	2.86	1.27	0.05	0.00	9,316	134
2007(3)	12.16	0.01		1.99	2.00	0.00	(0.43)	(0.43)	13.73	16.68	1.27	0.01	0.09	9,454	75
2008(3)	13.73	(0.01)		(0.75)	(0.76)	(0.01)	(1.14)	(1.15)	11.82	(6.62)	1.27	—	(0.07)	7,948	122
Mid-Cap Value Fund
2004(3)	12.51	0.05		2.14	2.19	(0.01)	(0.45)	(0.46)	14.24	17.76	1.22	0.25	0.42	8,456	33
2005(3)	14.24	0.03		2.61	2.64	(0.06)	(0.96)	(1.02)	15.86	19.16	1.20	0.25	0.25	12,497	37
2006(3)	15.86	0.07		0.70	0.77	(0.05)	(1.50)	(1.55)	15.08	5.12	1.19	0.05	0.47	12,914	63
2007(3)	15.08	0.06		1.94	2.00	(0.07)	(1.38)	(1.45)	15.63	13.52	1.21	0.01	0.37	12,782	62
2008(3)	15.63	0.04		(1.47)	(1.43)	(0.06)	(1.99)	(2.05)	12.15	(10.27)	1.24	—	0.35	9,076	41
Mid-Cap Growth Fund
2004(3)	11.57	(0.10	)(4)	(0.32)	(0.42)	—	—	—	11.15	(3.63)	1.24	0.25	(0.84)	4,209	240
2005(3)	11.15	(0.10)		2.60	2.50	—	—	—	13.65	22.42	1.29	0.26	(0.72)	4,784	188
2006(3)	13.65	(0.10)		0.88	0.78	—	—	—	14.43	5.71	1.30	0.05	(0.64)	4,396	134
2007(3)	14.43	(0.11)		3.14	3.03	—	—	—	17.46	21.00	1.27	0.01	(0.61)	4,916	169
2008	17.46	(0.10)		(0.26)	(0.36)	—	—	—	17.10	(2.06)	1.26	—	(0.55)	4,804	186
Small-Cap Growth Fund
2004(3)	11.83	(0.17	)(4)	0.94	0.77	—	—	—	12.60	6.51	1.58	0.25	(1.29)	4,857	267
2005(3)	12.60	(0.18)		3.60	3.42	—	—	—	16.02	27.14	1.55	0.26	(1.21)	6,173	195
2006(3)	16.02	(0.15)		1.94	1.79	—	(1.37)	(1.37)	16.44	11.37	1.54	0.04	(0.93)	6,976	148
2007(3)	16.44	(0.17)		4.07	3.90	—	(1.33)	(1.33)	19.01	24.73	1.53	0.01	(0.91)	7,992	176
2008(3)	19.01	(0.05)		(1.44)	(1.49)	—	(3.33)	(3.33)	14.19	(10.37)	1.51	—	(0.84)	15,423	174
International Stock Fund
2004(3)	10.01	0.00	(4)	1.03	1.03	(0.04)	—	(0.04)	11.00	10.28	1.50	0.27	0.03	4,455	137
2005(3)	11.00	0.09		2.33	2.42	(0.07)	—	(0.07)	13.35	22.03	1.48	0.27	0.70	5,449	150
2006(3)	13.35	0.12		3.06	3.18	(0.12)	—	(0.12)	16.41	23.90	1.49	0.05	0.75	7,739	146
2007(3)	16.41	0.20		2.65	2.85	(0.04)	(1.88)	(1.92)	17.34	18.37	1.45	0.02	1.23	7,771	98
2008(3)	17.34	0.18		(2.91)	(2.73)	(0.20)	(2.00)	(2.20)	12.41	(18.11)	1.47	—	1.09	5,287	62
Aggregate Bond Fund
2007(5)	10.00	0.11		0.09	0.20	(0.11)	—	(0.11)	10.09	2.00	0.80	0.14	4.38	20	129
2008	10.09	0.47		(0.03)	0.44	(0.46)	(0.06)	(0.52)	10.01	4.44	0.80	0.08	4.55	358	333
Government Income Fund
2004(3)	9.60	0.41	(4)	0.08	0.49	(0.45)	—	(0.45)	9.64	5.26	1.10	0.35	4.30	5,579	113
2005(3)	9.64	0.34		(0.02)	0.32	(0.36)	—	(0.36)	9.60	3.37	1.11	0.35	3.52	6,519	561
2006(3)	9.60	0.40		(0.18)	0.22	(0.40)	—	(0.40)	9.42	2.34	1.09	0.15	4.27	6,425	760
2007(3)	9.42	0.41		0.01	0.42	(0.40)	—	(0.40)	9.44	4.53	1.07	0.11	4.27	5,808	686
2008(3)	9.44	0.45		(0.07)	0.38	(0.44)	—	(0.44)	9.38	4.01	0.80	0.06	4.66	4,871	284

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Advisor Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	Total from investment operations	Dividends to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(6)	Ratios to Average Net Assets(7)			Net assets, end of period (000 omitted)	Portfolio turnover rate(6)
											Net Expenses(2)	Expense waiver(2)	Net investment income (loss)(2)
Short-Intermediate Bond Fund
2004(3)	$9.47	$0.39	(4)	$0.02	$0.41	$(0.38)	$—	$(0.38)	$9.50	4.44%	0.95%	0.31%	4.06%	$6,865	279%
2005(3)	9.50	0.33		(0.08)	0.25	(0.35)	—	(0.35)	9.40	2.66	0.96	0.32	3.47	7,123	357
2006(3)	9.40	0.38		(0.17)	0.21	(0.38)	—	(0.38)	9.23	2.33	0.96	0.11	4.16	6,549	430
2007(3)	9.23	0.40		(0.07)	0.33	(0.40)	—	(0.40)	9.16	3.68	0.93	0.07	4.39	5,829	421
2008	9.16	0.43		(0.26)	0.17	(0.43)	—	(0.43)	8.90	1.80	0.80	0.06	4.69	5,137	293
Short-Term Income Fund
2004(3)	9.32	0.25	(4)	(0.02)	0.23	(0.34)	—	(0.34)	9.21	2.51	0.77	0.59	2.70	2,914	40
2005(3)	9.21	0.25		(0.11)	0.14	(0.32)	—	(0.32)	9.03	1.51	0.77	0.59	2.72	2,792	52
2006(3)	9.03	0.29		0.04	0.33	(0.36)	—	(0.36)	9.00	3.69	0.81	0.39	3.22	2,664	19
2007(3)	9.00	0.37		0.04	0.41	(0.39)	—	(0.39)	9.02	4.60	0.76	0.32	4.11	2,526	52
2008(3)	9.02	0.40		(0.10)	0.30	(0.40)	—	(0.40)	8.92	3.38	0.60	0.20	4.46	2,047	47
Prime Money Market Fund
2004	1.00	0.01	(4)	—	0.01	(0.01)	—	(0.01)	1.00	0.46	0.75	0.04	0.45	84,397	—
2005	1.00	0.02		—	0.02	(0.02)	—	(0.02)	1.00	1.91	0.75	0.04	1.90	75,993	—
2006	1.00	0.04		—	0.04	(0.04)	—	(0.04)	1.00	3.94	0.75	0.04	3.89	90,776	—
2007	1.00	0.05		—	0.05	(0.05)	—	(0.05)	1.00	4.75	0.75	0.02	4.65	115,093	—
2008	1.00	0.03		—	0.03	(0.03)	—	(0.03)	1.00	3.34	0.75	0.01	3.20	140,379	—

(1)	Based on net asset value, which does not reflect the sales charge, or contingent deferred sales charge, if applicable.
(2)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios.
(3)	Redemption fees consisted of per share amounts less than $0.01, except for International Stock Fund, which was $0.01 for the year ended August 31, 2004.
(4)	Per share information is based on average shares outstanding.
(5)	Reflects operations for the period from June 1, 2007 (start of performance) to August 31, 2007.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

Period Ended August 31,	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments, options, futures contracts and foreign currency	Total from investment operations	Dividends to shareholders from net investment income	Distributions to shareholders from net realized gain on investments, options, futures contracts and foreign currency transactions	Total distributions	Net asset value, end of period	Total return(1)(5)	Ratios to Average Net Assets(7)			Net assets, end of period (000 omitted)	Portfolio turnover rate(5)
											Net Expenses(2)	Expense waiver(2)	Net investment income (loss)(2)
Large-Cap Value Fund
2008(3)(10)	$12.99	$0.10		$(0.95)	$(0.85)	$(0.07)	$—	$(0.07)	$12.07	(6.57)%	1.00%	—%	1.54%	$152,572	40%
Large-Cap Growth Fund
2008(3)(10)	11.97	0.01		(0.14)	(0.13)	—	—	—	11.84	(1.09)	1.03	—	0.30	149,952	122
Mid-Cap Value Fund
2008(3)(10)	12.55	0.04		(0.42)	(0.38)	—	—	—	12.17	(3.03)	1.02	—	0.59	99,009	41
Mid-Cap Growth Fund
2008(3)(10)	17.09	(0.01)		0.06	0.05	—	—	—	17.14	0.29	1.01	—	(0.19)	171,529	186
Small-Cap Growth Fund
2008(10)	14.73	(0.03)		(0.48)	(0.51)	—	—	—	14.22	(3.46)	1.27	—	(0.49)	134,623	174
International Stock Fund
2004(3)	10.11	0.04	(4)	1.02	1.06	(0.06)	—	(0.06)	11.11	10.52	1.25	0.02	0.36	242,089	137
2005(3)	11.11	0.16		2.32	2.48	(0.07)	—	(0.07)	13.52	22.38	1.23	0.02	0.95	168,128	150
2006(3)	13.52	0.17		3.07	3.24	(0.15)	—	(0.15)	16.61	24.14	1.24	0.02	1.00	188,715	146
2007(3)	16.61	0.24		2.68	2.92	(0.07)	(1.88)	(1.95)	17.58	18.65	1.20	0.02	1.48	250,012	98
2008(3)	17.58	0.23		(2.94)	(2.71)	(0.24)	(2.00)	(2.24)	12.63	(17.74)	1.23	—	1.58	253,158	62
Aggregate Bond Fund
2007(9)	10.00	0.12		0.10	0.22	(0.12)	—	(0.12)	10.10	2.18	0.55	0.14	4.63	143,657	129
2008	10.10	0.50		(0.04)	0.46	(0.49)	(0.06)	(0.55)	10.01	4.58	0.55	0.08	4.87	222,380	333
Government Income Fund
2007(3)(9)	9.41	0.11		0.03	0.14	(0.11)	—	(0.11)	9.44	1.54	0.55	0.13	4.87	141,305	686
2008(3)	9.44	0.46		(0.07)	0.39	(0.46)	—	(0.46)	9.37	4.16	0.55	0.06	4.88	249,127	284
Short-Intermediate Bond Fund
2007(3)(9)	9.17	0.11		(0.01)	0.10	(0.11)	—	(0.11)	9.16	1.12	0.55	0.08	4.90	181,534	421
2008(3)	9.16	0.45		(0.26)	0.19	(0.45)	—	(0.45)	8.90	2.05	0.55	0.06	4.94	200,110	293
Short-Term Income Fund
2007(3)(9)	9.02	0.11		—	0.11	(0.11)	—	(0.11)	9.02	1.20	0.35	0.23	4.65	41,186	52
2008(3)	9.02	0.43		(0.09)	0.34	(0.43)	—	(0.43)	8.93	3.76	0.35	0.20	4.69	72,928	47
Prime Money Market Fund
2004	1.00	0.01	(4)	—	0.01	(0.01)	—	(0.01)	1.00	1.01	0.20	0.04	1.01	1,532,640	—
2005	1.00	0.02		—	0.02	(0.02)	—	(0.02)	1.00	2.47	0.20	0.04	2.45	1,550,128	—
2006	1.00	0.04		—	0.04	(0.04)	—	(0.04)	1.00	4.51	0.20	0.04	4.44	1,653,556	—
2007	1.00	0.05		—	0.05	(0.05)	—	(0.05)	1.00	5.33	0.20	0.02	5.20	2,080,429	—
2008	1.00	0.04		—	0.04	(0.04)	—	(0.04)	1.00	3.91	0.20	0.01	3.69	3,101,260	—
Government Money Market Fund
2004(6)	1.00	—		—	—	—	—	—	1.00	0.28	0.20	0.17	1.18	64,212	—
2005	1.00	0.02		—	0.02	(0.02)	—	(0.02)	1.00	2.37	0.20	0.18	2.34	37,372	—
2006	1.00	0.04		—	0.04	(0.04)	—	(0.04)	1.00	4.42	0.20	0.17	4.34	65,616	—
2007	1.00	0.05		—	0.05	(0.05)	—	(0.05)	1.00	5.25	0.20	0.13	5.13	136,910	—
2008	1.00	0.03		—	0.03	(0.03)	—	(0.03)	1.00	3.45	0.20	0.10	3.33	275,136	—
Tax-Free Money Market Fund
2005(8)	1.00	—		—	—	—	—	—	1.00	0.39	0.20	0.06	0.78	24,211	—
2006	1.00	0.03		—	0.03	(0.03)	—	(0.03)	1.00	3.09	0.20	0.13	3.10	116,409	—
2007	1.00	0.04		—	0.04	(0.04)	—	(0.04)	1.00	3.59	0.20	0.13	3.53	243,842	—
2008	1.00	0.03		—	0.03	(0.03)	—	(0.03)	1.00	2.83	0.20	0.09	2.67	398,315	—

(1)	Based on net asset value.
(2)	This voluntary expense decrease is reflected in both the expense and net investment income (loss) ratios.

(See Notes which are an integral part of the Financial Statements)

Financial Highlights—Institutional Class of Shares (For a share outstanding throughout each period)

(3)	Redemption fees consisted of per share amounts less than $0.01.
(4)	Per share information is based on average shares outstanding.
(5)	Not annualized for periods less than one year.
(6)	Reflects operations for the period from May 28, 2004 (start of performance) to August 31, 2004.
(7)	Annualized for periods less than one year.
(8)	Reflects operations for the period from June 29, 2005 (start of performance) to August 31, 2005.
(9)	Reflects operations for the period from June 1, 2007 (start of performance) to August 31, 2007.
(10)	Reflects operations for the period from February 1, 2008 (start of performance) to August 31, 2008.

(See Notes which are an integral part of the Financial Statements)

August 31, 2008

Notes to Financial Statements

1.	Organization

Marshall Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of fourteen diversified portfolios (individually referred to as the “Fund,” or collectively as the “Funds”), with multiple classes of shares as indicated in the accompanying table:

Portfolio Name	Advisor Class	Investor Class	Institutional Class	Investment Objective
Marshall Large-Cap Value Fund (“Large-Cap Value Fund”)	X	X	X*	To provide capital appreciation and above-average dividend income.
Marshall Large-Cap Growth Fund (“Large-Cap Growth Fund”)	X	X	X*	To provide capital appreciation.
Marshall Mid-Cap Value Fund (“Mid-Cap Value Fund”)	X	X	X*	To provide capital appreciation.
Marshall Mid-Cap Growth Fund (“Mid-Cap Growth Fund”)	X	X	X*	To provide capital appreciation.
Marshall Small-Cap Growth Fund (“Small-Cap Growth Fund”)	X	X	X*	To provide capital appreciation.
Marshall International Stock Fund (“International Stock Fund”)	X	X	X	To provide capital appreciation.
Marshall Aggregate Bond Fund (“Aggregate Bond Fund”)	X	X	X	To maximize total return consistent with current income.
Marshall Government Income Fund (“Government Income Fund”)	X	X	X	To provide current income.
Marshall Intermediate Tax-Free Fund (“Intermediate Tax-Free Fund”)		X		To provide a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.
Marshall Short-Intermediate Bond Fund (“Short-Intermediate Bond Fund”)	X	X	X	To maximize total return consistent with current income.
Marshall Short-Term Income Fund (“Short-Term Income Fund”)	X	X	X	To maximize total return consistent with current income.
Marshall Prime Money Market Fund (“Prime Money Market Fund”)	X	X	X	To provide current income consistent with stability of principal.
Marshall Government Money Market Fund (“Government Money Market Fund”)		X	X	To provide current income consistent with stability of principal.
Marshall Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)		X	X	To provide current income that is exempt from federal income tax and is consistent with stability of principal.

*	Commenced operations on February 1, 2008.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Investment Valuations—Listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value as discussed below. Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Municipal and corporate bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value. The money market funds use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Act.

Marshall Funds

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board of Directors (the “Directors”). The Directors have established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Directors. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

Securities held in the International Stock Fund may be listed on foreign exchanges that do not value their listed securities at the same time that the Fund calculates its NAV. Most foreign markets close well before the Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim, which may affect a security’s value.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Directors have retained an independent fair value pricing service to assist in valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. As of August 31, 2008, 93.3% of the total long-term investments of the International Stock Fund were fair valued.

Repurchase Agreements—The Funds’ policy requires the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement, including accrued interest.

The Funds only will enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Funds’ adviser (or sub-adviser with respect to International Stock Fund) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair market value.

The Funds (except Intermediate Tax-Free Fund) offer multiple classes of shares which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class, without distinction between share classes. Expenses attributable to a particular class of shares, such as distribution fees and shareholder servicing fees are allocated directly to that class.

Premium and Discount Amortization/Paydown Gains and Losses—Premiums and discounts on fixed income securities are generally amortized/accreted for tax and financial statement purposes. Gains and losses realized on principal payments of mortgage-backed securities (paydown gains and losses) are classified as part of net investment income.

Federal Income Taxes—It is the Funds’ policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates.

In-Kind Redemptions—In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain or loss to paid-in capital. During the fiscal year ended August 31, 2008, Mid-Cap Value Fund had $1,076,932 in realized gains on in-kind redemptions.

When-Issued and Delayed Delivery Transactions—The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the commitment to purchase securities. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Notes to Financial Statements (continued)

Futures Contracts—Certain Funds may purchase futures contracts to manage cash flows, enhance yield, and to potentially reduce transaction costs. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

At August 31, 2008, the following Fund had outstanding futures contracts as set forth below:

Fund	Expiration Date	Contracts	Description	Position	Unrealized Depreciation
Short-Term Income Fund	December 2008	135	U.S. 5 Year Note	Long	$(5,759)

Options Contracts—Certain Funds may write covered call and put options on futures, swaps, securities or currencies a Fund owns, or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statements of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in a Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss.

For the period ended August 31, 2008, the Large-Cap Value Fund had $524,821 in realized gains on all option contracts.

The following is a summary of the Large-Cap Value Fund’s written option activity:

Contracts	Number of Contracts	Premium
Outstanding @ 8/31/07	5,467	$1,026,894
Options written	11,670	1,938,625
Options expired	(9,710)	(1,525,924)
Options exercised	(1,701)	(311,166)
Options closed	(4,986)	(1,012,370)

Outstanding @ 8/31/08	740	$116,059

At August 31, 2008, the Large-Cap Value Fund had the following outstanding written options:

Contracts	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation (Depreciation)
Best Buy Co., Inc.	Call	September 2008	$50.00	320	$8,000	$24,000
Flour Corp.	Call	October 2008	95.00	20	1,600	675
Flour Corp.	Call	October 2008	92.50	90	10,575	1,755
TJX Companies, Inc.	Call	September 2008	40.00	120	1,200	2,880
Apache Corp.	Put	October 2008	110.00	58	29,000	(5,829)
Freeport-McMoRan Copper & Gold, Inc.	Put	January 2009	60.00	67	13,500	19,798
Hess Corp.	Put	September 2008	95.00	65	10,888	(1,983)

Total				740		$41,296

Marshall Funds

Foreign Exchange Contracts—Certain Funds may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. Certain Funds may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross hedge against either specific transactions or portfolio positions. The objective of certain Funds’ foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of these Funds’ foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction or by the delivery or receipt of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Foreign Currency Translation—The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities—Restricted securities are securities that may be resold only upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, the fair value as determined in good faith using methods approved by the Directors. The money market funds’ restricted securities are valued at amortized cost in accordance with Rule 2a-7 under the Act.

Additional information on each illiquid restricted security held by the Funds at August 31, 2008 is as follows:

Fund	Security	Acquisition Date	Acquisition Cost	Value
Prime Money Market Fund	Genworth Life Insurance Co.	4/20/2004	$150,000,000	$150,000,000
Prime Money Market Fund	Metropolitan Life Insurance Co.	5/3/2004	65,000,000	65,000,000
Prime Money Market Fund	Metropolitan Life Insurance Co.	1/30/2004	50,000,000	50,000,000
Prime Money Market Fund	ING USA Annuity & Life Insurance Co.	6/20/2007	150,000,000	150,000,000
Tax-Free Money Market Fund	Central Puget Sound	3/6/2008	14,890,000	14,890,000

Redemption Fees—The Funds (other than the Prime Money Market Fund, Government Money Market Fund, and Tax-Free Money Market Fund) impose a 2.00% redemption fee to shareholders who redeem shares held for 30 days or less. All redemption fees are recorded by the Funds as paid-in-capital.

Notes to Financial Statements (continued)

Securities Lending—Certain Funds participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. The Funds receive cash as collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. The amount of cash collateral received is maintained at a minimum level of 100% of the prior day’s market value on securities loaned. Collateral is reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds, the valuation of which is discussed in “Investment Valuations” in Note 1 of the Notes to the Financial Statements. When a Fund lends its portfolio securities, it is subject to the risk that it may not be able to get them back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities. A Fund is also subject to the risks associated with the investments of cash collateral received from the borrower. On May 18, 2000, the Securities and Exchange Commission issued an order to the Marshall Funds that exempts certain securities lending activities from prohibitions under the Act. Under the terms of the exemptive order, (i) the Funds may pay a portion of net revenue to Marshall & Ilsley Trust Company N.A. (“M&I Trust”) for its services as securities lending agent, and (ii) cash collateral received for a loan of one Fund’s securities may be invested jointly with collateral received for loans of other Funds’ securities.

Cash collateral received as part of the securities lending program was jointly pooled and invested in the following securities as of August 31, 2008 (1):

Description		Value
Alliance & Leicester PLC, 2.482%, 9/5/2008		$19,995,400
American General Finance, 2.527%, 9/12/2008		19,978,800
Aust. & N.Z. Banking Group, 2.502%, 9/22/2008		19,986,800
Banco Santander Totta LN, 2.486%, 9/15/2008		14,997,600
Bank of Scotland PLC, 2.534%, 12/1/2008		19,982,600
Barclays Capital Repo, 2.050%, 9/2/2008		3,000,000
Bayerische Landesbank NY, 2.532%, 1/23/2009		19,978,600
Bear Stearns Co., 2.560%, 9/5/2008		14,972,130
BMW US Capital LLC, 2.507%, 11/14/2008		21,993,400
Citigroup Funding, Inc., 2.090%, 2/23/2009		25,099,653
Dreyfus Money Market Fund		175,000,000
Goldman Sachs Money Market Fund		872,271
Greenwich Capital Holdings, 2.575%, 1/30/2009		20,000,000
HSBC Finance Corp., 2.532%, 9/24/2008		14,997,000
HSH Nordbank NY, 2.542%, 12/22/2008		19,977,200
IBM Corp., 2.492%, 10/8/2008		19,997,300
ING USA Annuity and Life, 3.160%, 11/28/2008		20,000,000
Irish Life & Permanent, 2.502%, 9/19/2008		19,992,800
Metlife Insurance FA, 2.714%, 6/1/2009		20,000,000
National Rural Utilities Coop., 2.484%, 10/1/2008		19,977,400
Provident Money Market Fund		161,732,951
Reserve Primary Class Institutional Money Market Fund		146,218,550
Unilever Capital Corp., 2.461%, 9/11/2008		14,993,820
Wachovia Securities LLP, 2.240%, 5/4/2009		15,000,000
Westlb AG NY FRN, 2.533%, 10/9/2008		14,960,115
Westpac Bank NY, 2.751%, 1/9/2009		9,986,140

Total		$873,690,530

Fund	Value of Securities Loaned	Payable on Collateral Due to Brokers
Large-Cap Value Fund	$34,798,537	$36,224,627
Large-Cap Growth Fund	18,532,580	19,444,504
Mid-Cap Value Fund	44,672,954	46,405,902
Mid-Cap Growth Fund	83,913,973	87,259,980
Small-Cap Growth Fund	136,290,637	141,126,192
International Stock Fund	52,356,170	53,967,332
Aggregate Bond Fund	115,667,121	119,278,249
Government Income Fund	284,383,849	294,412,009
Short-Intermediate Bond Fund	60,043,245	61,874,335
Short-Term Income Fund	13,316,522	13,697,400

Total	$843,975,588	$873,690,530

(1)	The collateral pool is managed by the Fund Manager of the Short-Term Income, Prime Money Market and Government Money Market Funds, at no cost to the Funds. Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of August 31, 2008.

Marshall Funds

Commitments and Contingencies—In the normal course of business, the Corporation enters into contracts that provide general indemnifications to other parties. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Corporation that have not yet occurred. However, the Corporation has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Other—Investment transactions are accounted for on a trade date basis. Net realized gains and losses on securities are computed on the basis of specific security lot identification.

3.	Capital Stock

The Articles of Incorporation permit the Directors to issue an indefinite number of full and fractional shares of common stock, par value $0.0001 per share. Transactions in capital stock were as follows:

	Year Ended August 31, 2008		Year Ended August 31, 2007

	Shares	Amount	Shares	Amount
LARGE-CAP VALUE FUND—INVESTOR CLASS
Shares sold	2,173,540	$28,534,328	2,698,850	$38,343,945
Shares issued to shareholders in payment of distributions declared	1,176,306	16,308,464	2,068,517	28,602,716
Shares redeemed	(17,750,919)	(229,761,591)	(4,689,928)	(67,038,896)

Net change resulting from Investor Class Share transactions	(14,401,073)	$(184,918,799)	77,439	$(92,235)
LARGE-CAP VALUE FUND—ADVISOR CLASS
Shares sold	50,711	$683,442	103,705	$1,479,871
Shares issued to shareholders in payment of distributions declared	47,201	652,329	82,825	1,146,503
Shares redeemed	(168,235)	(2,225,189)	(201,179)	(2,890,619)

Net change resulting from Advisor Class Share transactions	(70,323)	$(889,418)	(14,649)	$(264,245)
LARGE-CAP VALUE FUND—INSTITUTIONAL CLASS
Shares sold	14,772,400	$188,961,371	—	$—
Shares issued to shareholders in payment of distributions declared	24,243	297,018	—	—
Shares redeemed	(2,160,083)	(27,014,487)	—	—

Net change resulting from Institutional Class Share transactions	12,636,560	$162,243,902	—	$—

Net change resulting from Fund Shares transactions	(1,834,836)	$(23,564,315)	62,790	$(356,480)

Notes to Financial Statements (continued)

	Year Ended August 31, 2008		Year Ended August 31, 2007

	Shares	Amount	Shares	Amount
LARGE-CAP GROWTH FUND—INVESTOR CLASS
Shares sold	2,364,570	$29,668,689	2,031,750	$26,701,351
Shares issued to shareholders in payment of distributions declared	1,449,855	19,631,901	554,491	7,179,880
Shares redeemed	(15,495,862)	(192,311,600)	(2,536,676)	(33,365,728)

Net change resulting from Investor Class Share transactions	(11,681,437)	$(143,011,010)	49,565	$515,503
LARGE-CAP GROWTH FUND—ADVISOR CLASS
Shares sold	53,793	$695,488	95,919	$1,248,816
Shares issued to shareholders in payment of distributions declared	55,129	746,491	25,046	324,308
Shares redeemed	(125,490)	(1,592,320)	(198,139)	(2,622,672)

Net change resulting from Advisor Class Share transactions	(16,568)	$(150,341)	(77,174)	$(1,049,548)
LARGE-CAP GROWTH FUND—INSTITUTIONAL CLASS
Shares sold	13,729,671	$169,749,074	—	$—
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(1,065,443)	(12,848,073)	—	—

Net change resulting from Institutional Class Share transactions	12,664,228	$156,901,001	—	$—

Net change resulting from Fund Shares transactions	966,223	$13,739,650	(27,609)	$(534,045)

MID-CAP VALUE FUND—INVESTOR CLASS
Shares sold	2,406,601	$32,041,674	4,506,982	$71,541,427
Shares issued to shareholders in payment of distributions declared	4,632,735	61,903,018	3,441,995	52,448,707
Shares redeemed	(29,046,366)	(379,678,554)	(10,846,661)	(172,476,227)
Shares redeemed—in-kind	(906,607)	(10,743,296)	—	—

Net change resulting from Investor Class Share transactions	(22,913,637)	$(296,477,158)	(2,897,684)	$(48,486,093)
MID-CAP VALUE FUND—ADVISOR CLASS
Shares sold	76,081	$1,022,062	146,318	$2,306,905
Shares issued to shareholders in payment of distributions declared	108,300	1,447,171	77,101	1,174,830
Shares redeemed	(255,265)	(3,480,290)	(262,011)	(4,171,856)

Net change resulting from Advisor Class Share transactions	(70,884)	$(1,011,057)	(38,592)	$(690,121)
MID-CAP VALUE FUND—INSTITUTIONAL CLASS
Shares sold	10,856,200	$135,180,787	—	$—
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(2,719,382)	(33,605,250)	—	—

Net change resulting from Institutional Class Share transactions	8,136,818	$101,575,537	—	$—

Net change resulting from Fund Shares transactions	(14,847,703)	$(195,912,678)	(2,936,276)	$(49,176,214)

Marshall Funds

	Year Ended August 31, 2008		Year Ended August 31, 2007

	Shares	Amount	Shares	Amount
MID-CAP GROWTH FUND—INVESTOR CLASS
Shares sold	3,341,552	$61,014,123	2,540,798	$41,115,818
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(11,904,299)	(218,025,972)	(1,982,445)	(31,888,170)

Net change resulting from Investor Class Share transactions	(8,562,747)	$(157,011,849)	558,353	$9,227,648
MID-CAP GROWTH FUND—ADVISOR CLASS
Shares sold	45,023	$830,102	29,141	$466,156
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(45,656)	(824,203)	(52,183)	(849,393)

Net change resulting from Advisor Class Share transactions	(633)	$5,899	(23,042)	$(383,237)
MID-CAP GROWTH FUND—INSTITUTIONAL CLASS
Shares sold	10,592,441	$194,634,656	—	$—
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(582,417)	(10,623,478)	—	—

Net change resulting from Institutional Class Share transactions	10,010,024	$184,011,178	—	$—

Net change resulting from Fund Shares transactions	1,446,644	$27,005,228	535,311	$8,844,411

SMALL-CAP GROWTH FUND—INVESTOR CLASS
Shares sold	6,112,151	$95,909,213	2,892,676	$51,671,522
Shares issued to shareholders in payment of distributions declared	2,739,815	45,371,334	887,422	15,050,676
Shares redeemed	(12,103,559)	(178,958,130)	(2,064,509)	(37,030,747)

Net change resulting from Investor Class Share transactions	(3,251,593)	$(37,677,583)	1,715,589	$29,691,451
SMALL-CAP GROWTH FUND—ADVISOR CLASS
Shares sold	794,224	$12,648,359	101,335	$1,794,453
Shares issued to shareholders in payment of distributions declared	82,746	1,370,278	31,786	539,101
Shares redeemed	(210,766)	(3,193,719)	(137,092)	(2,450,947)

Net change resulting from Advisor Class Share transactions	666,204	$10,824,918	(3,971)	$(117,393)
SMALL-CAP GROWTH FUND—INSTITUTIONAL CLASS
Shares sold	10,323,587	$150,513,293	—	$—
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(854,870)	(12,736,082)	—	—

Net change resulting from Institutional Class Share transactions	9,468,717	$137,777,211	—	$—

Net change resulting from Fund Share transactions	6,883,328	$110,924,546	1,711,618	$29,574,058

Notes to Financial Statements (continued)

	Year Ended August 31, 2008		Year Ended August 31, 2007

	Shares	Amount	Shares	Amount
INTERNATIONAL STOCK FUND—INVESTOR CLASS
Shares sold	1,424,260	$21,832,081	2,619,474	$44,213,946
Shares issued to shareholders in payment of distributions declared	1,964,939	29,945,667	1,648,897	26,283,427
Shares redeemed	(11,627,476)	(160,351,964)	(3,029,744)	(52,106,825)

Net change resulting from Investor Class Share transactions	(8,238,277)	$(108,574,216)	1,238,627	$18,390,548
INTERNATIONAL STOCK FUND—ADVISOR CLASS
Shares sold	47,647	$750,272	51,800	$880,705
Shares issued to shareholders in payment of distributions declared	60,409	920,629	49,373	787,005
Shares redeemed	(130,325)	(1,889,566)	(124,418)	(2,106,532)

Net change resulting from Advisor Class Share transactions	(22,269)	$(218,665)	(23,245)	$(438,822)
INTERNATIONAL STOCK FUND—INSTITUTIONAL CLASS
Shares sold	9,040,771	$125,790,950	3,046,613	$51,959,049
Shares issued to shareholders in payment of distributions declared	2,065,052	31,946,356	1,411,821	22,786,780
Shares redeemed	(5,270,638)	(76,267,023)	(1,600,543)	(27,779,259)

Net change resulting from Institutional Class Share transactions	5,835,185	$81,470,283	2,857,891	$46,966,570

Net change resulting from Fund Share transactions	(2,425,361)	$(27,322,598)	4,073,273	$64,918,296

AGGREGATE BOND FUND—INVESTOR CLASS
Shares sold	5,551,562	$56,495,473	5,956,110	$59,561,312
Shares issued to shareholders in payment of distributions declared	330,361	3,362,590	52,417	525,296
Shares redeemed	(3,791,128)	(38,717,203)	(162,840)	(1,626,228)

Net change resulting from Investor Class Share transactions	2,090,795	$21,140,860	5,845,687	$58,460,380
AGGREGATE BOND FUND—ADVISOR CLASS
Shares sold	34,475	$350,495	1,969	$19,638
Shares issued to shareholders in payment of distributions declared	809	8,194	8	82
Shares redeemed	(1,473)	(14,930)	—	—

Net change resulting from Advisor Class Share transactions	33,811	$343,759	1,977	$19,720
AGGREGATE BOND FUND—INSTITUTIONAL CLASS
Shares sold	9,300,308	$94,497,242	14,632,665	$146,316,384
Shares issued to shareholders in payment of distributions declared	879,272	8,946,823	163,102	1,634,119
Shares redeemed	(2,199,617)	(22,192,058)	(565,395)	(5,657,828)

Net change resulting from Institutional Class Share transactions	7,979,963	$81,252,007	14,230,372	$142,292,675

Net change resulting from Fund Share transactions	10,104,569	$102,736,626	20,078,036	$200,772,775

Marshall Funds

	Year Ended August 31, 2008		Year Ended August 31, 2007

	Shares	Amount	Shares	Amount
GOVERNMENT INCOME FUND—INVESTOR CLASS
Shares sold	10,407,649	$99,132,338	20,415,133	$192,946,936
Shares issued to shareholders in payment of distributions declared	1,753,690	16,690,375	2,053,764	19,427,414
Shares redeemed	(31,282,247)	(299,568,079)	(25,970,107)	(243,689,339)

Net change resulting from Investor Class Share transactions	(19,120,908)	$(183,745,366)	(3,501,210)	$(31,314,989)
GOVERNMENT INCOME FUND—ADVISOR CLASS
Shares sold	74,068	$701,005	111,781	$1,057,950
Shares issued to shareholders in payment of distributions declared	20,780	197,678	23,522	222,490
Shares redeemed	(190,616)	(1,811,008)	(201,970)	(1,907,638)

Net change resulting from Advisor Class Share transactions	(95,768)	$(912,325)	(66,667)	$(627,198)
GOVERNMENT INCOME FUND—INSTITUTIONAL CLASS
Shares sold	20,507,117	$196,977,254	15,554,163	$145,052,928
Shares issued to shareholders in payment of distributions declared	767,556	7,302,927	150,818	1,417,563
Shares redeemed	(9,663,991)	(91,863,427)	(736,125)	(6,911,485)

Net change resulting from Institutional Class Share transactions	11,610,682	$112,416,754	14,968,856	$139,559,006

Net change resulting from Fund Share transactions	(7,605,994)	$(72,240,937)	11,400,979	$107,616,819

INTERMEDIATE TAX-FREE FUND—INVESTOR CLASS
Shares sold	2,683,284	$27,107,048	1,930,352	$19,282,931
Shares issued to shareholders in payment of distributions declared	65,285	658,544	62,280	622,650
Shares redeemed	(2,217,778)	(22,391,087)	(1,722,535)	(17,202,260)

Net change resulting from Investor Class Share transactions	530,791	$5,374,505	270,097	$2,703,321
SHORT-INTERMEDIATE BOND FUND—INVESTOR CLASS
Shares sold	2,289,108	$21,037,739	11,620,253	$107,213,243
Shares issued to shareholders in payment of distributions declared	479,779	4,388,881	1,940,714	17,899,033
Shares redeemed	(31,315,495)	(288,778,684)	(49,128,174)	(449,907,732)

Net change resulting from Investor Class Share transactions	(28,546,608)	$(263,352,064)	(35,567,207)	$(324,795,456)
SHORT-INTERMEDIATE BOND FUND—ADVISOR CLASS
Shares sold	55,273	$503,080	87,438	$805,866
Shares issued to shareholders in payment of distributions declared	25,867	236,206	28,077	258,648
Shares redeemed	(140,295)	(1,285,316)	(188,811)	(1,739,230)

Net change resulting from Advisor Class Share transactions	(59,155)	$(546,030)	(73,296)	$(674,716)

Notes to Financial Statements (continued)

	Year Ended August 31, 2008		Year Ended August 31, 2007

	Shares	Amount	Shares	Amount
SHORT-INTERMEDIATE BOND FUND—INSTITUTIONAL CLASS
Shares sold	23,290,173	$215,300,763	20,117,372	$183,469,859
Shares issued to shareholders in payment of distributions declared	827,877	7,575,996	160,978	1,472,694
Shares redeemed	(21,450,451)	(195,321,310)	(461,211)	(4,210,928)

Net change resulting from Institutional Class Share transactions	2,667,599	$27,555,449	19,817,139	$180,731,625

Net change resulting from Fund Shares transactions	(25,938,164)	$(236,342,645)	(15,823,364)	$(144,738,547)

SHORT-TERM INCOME FUND—INVESTOR CLASS
Shares sold	1,770,437	$16,109,221	1,422,934	$12,833,031
Shares issued to shareholders in payment of distributions declared	104,355	946,460	256,493	2,315,244
Shares redeemed	(7,100,777)	(64,964,817)	(7,381,543)	(66,583,589)

Net change resulting from Investor Class Share transactions	(5,225,985)	$(47,909,136)	(5,702,116)	$(51,435,314)
SHORT-TERM INCOME FUND—ADVISOR CLASS
Shares sold	23,560	$213,300	44,298	$399,141
Shares issued to shareholders in payment of distributions declared	10,387	94,149	11,690	105,483
Shares redeemed	(84,631)	(770,183)	(72,074)	(649,618)

Net change resulting from Advisor Class Share transactions	(50,684)	$(462,734)	(16,086)	$(144,994)
SHORT-TERM INCOME FUND—INSTITUTIONAL CLASS
Shares sold	5,716,620	$52,428,219	4,573,668	$41,232,044
Shares issued to shareholders in payment of distributions declared	211,682	1,918,357	48,519	437,319
Shares redeemed	(2,325,565)	(21,030,840)	(55,556)	(500,000)

Net change resulting from Institutional Class Share transactions	3,602,737	$33,315,736	4,566,631	$41,169,363

Net change resulting from Fund Share transactions	(1,673,932)	$(15,056,134)	(1,151,571)	$(10,410,945)

PRIME MONEY MARKET FUND—INVESTOR CLASS
Shares sold	5,335,049,845	$5,335,049,855	5,089,270,604	$5,089,270,604
Shares issued to shareholders in payment of distributions declared	21,999,417	21,999,417	26,373,229	26,373,229
Shares redeemed	(5,586,290,291)	(5,586,290,291)	(4,815,464,848)	(4,815,464,848)

Net change resulting from Investor Class Share transactions	(229,241,029)	$(229,241,019)	300,178,985	$300,178,985
PRIME MONEY MARKET FUND—ADVISOR CLASS
Shares sold	181,468,775	$181,468,775	174,486,007	$174,486,007
Shares issued to shareholders in payment of distributions declared	4,486,112	4,486,112	4,848,956	4,848,956
Shares redeemed	(160,670,541)	(160,670,541)	(155,017,339)	(155,017,339)

Net change resulting from Advisor Class Share transactions	25,284,346	$25,284,346	24,317,624	$24,317,624

Marshall Funds

	Year Ended August 31, 2008		Year Ended August 31, 2007

	Shares	Amount	Shares	Amount
PRIME MONEY MARKET FUND—INSTITUTIONAL CLASS
Shares sold	9,956,882,803	$9,956,882,803	10,274,819,329	$10,274,819,329
Shares issued to shareholders in payment of distributions declared	23,546,692	23,546,692	26,908,729	26,908,729
Shares redeemed	(8,959,620,775)	(8,959,620,775)	(9,874,858,264)	(9,874,858,264)

Net change resulting from Institutional Class Share transactions	1,020,808,720	$1,020,808,720	426,869,794	$426,869,794

Net change resulting from Fund Shares transactions	816,852,037	$816,852,047	751,366,403	$751,366,403

GOVERNMENT MONEY MARKET FUND—INVESTOR CLASS
Shares sold	2,408,730,530	$2,408,730,530	2,004,342,787	$2,004,342,787
Shares issued to shareholders in payment of distributions declared	5,537,705	5,537,705	6,381,859	6,381,859
Shares redeemed	(2,304,579,319)	(2,304,579,319)	(1,903,266,787)	(1,903,266,787)

Net change resulting from Investor Class Share transactions	109,688,916	$109,688,916	107,457,859	$107,457,859
GOVERNMENT MONEY MARKET FUND—INSTITUTIONAL CLASS
Shares sold	1,493,684,161	$1,493,684,161	1,013,039,191	$1,013,039,191
Shares issued to shareholders in payment of distributions declared	2,887,961	2,887,961	1,463,815	1,463,815
Shares redeemed	(1,358,347,606)	(1,358,347,606)	(943,208,907)	(943,208,907)

Net change resulting from Institutional Class Share transactions	138,224,516	$138,224,516	71,294,099	$71,294,099

Net change resulting from Fund Share transactions	247,913,432	$247,913,432	178,751,958	$178,751,958

TAX-FREE MONEY MARKET FUND—INVESTOR CLASS
Shares sold	974,480,530	$974,480,530	687,542,333	$687,542,333
Shares issued to shareholders in payment of distributions declared	2,945,474	2,945,474	2,677,134	2,677,134
Shares redeemed	(861,640,098)	(861,640,098)	(574,409,462)	(574,409,462)

Net change resulting from Investor Class Share transactions	115,785,906	$115,785,906	115,810,005	$115,810,005
TAX-FREE MONEY MARKET FUND—INSTITUTIONAL CLASS
Shares sold	1,056,303,630	$1,056,303,630	511,618,164	$511,618,164
Shares issued to shareholders in payment of distributions declared	34,812	34,812	77,277	77,277
Shares redeemed	(901,878,909)	(901,878,909)	(384,261,279)	(384,261,279)

Net change resulting from Institutional Class Share transactions	154,459,533	$154,459,533	127,434,162	$127,434,162

Net change resulting from Fund Shares transactions	270,245,439	$270,245,439	243,244,167	$243,244,167

Notes to Financial Statements (continued)

4.	Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for net operating loss, foreign currency transactions, paydown gain or loss, market discount accretion, premium amortization and expiring capital loss carryforwards.

To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts, on the Statement of Assets and Liabilities, based on their Federal tax basis treatment; temporary differences do not require reclassification and had no effect on the net asset value of the Funds.

Effective February 29, 2008, the Funds adopted Financial Accounting Standards Board Interpretation No. 48 ‘‘Accounting for Uncertainty in Income Taxes’’ (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is ‘‘more-likely-than-not,’’ (i.e., greater than 50 percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

FIN 48 requires management of the Funds to analyze all open tax years, as defined by the statutes of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by taxing authorities (i.e., the last four tax year-ends and the interim tax period since then). The Funds have no examinations in progress. For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds reviewed all tax positions taken or expected to be taken in the preparation of the Funds’ tax returns and concluded the adoption of FIN 48 resulted in no effect on the Funds’ reported net assets or results of operations as of and during the year ended August 31, 2008. Management of the Funds also is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the discount accretion/premium amortization of debt securities.

Fund	Cost of Investments for Federal Tax Purposes		Gross Unrealized Appreciation for Federal Tax Purposes	Gross Unrealized (Depreciation) for Federal Tax Purposes	Net Unrealized Appreciation (Depreciation) for Federal Tax Purposes
Large-Cap Value Fund	$273,288,101		$41,744,053	$(14,638,734)	$27,105,319
Large-Cap Growth Fund	236,148,618		25,271,076	(10,791,628)	14,479,448
Mid-Cap Value Fund	303,129,118		37,059,167	(22,302,525)	14,756,642
Mid-Cap Growth Fund	322,330,497		26,851,998	(14,981,483)	11,870,515
Small-Cap Growth Fund	414,817,373		40,167,730	(14,236,741)	25,930,989
International Stock Fund	455,939,249		28,672,220	(49,348,789)	(20,676,569)
Aggregate Bond Fund	518,690,829		3,756,960	(11,683,770)	(7,926,810)
Government Income Fund	1,138,109,688		8,460,468	(23,843,017)	(15,382,549)
Intermediate Tax-Free Fund	90,436,133		1,491,949	(165,976)	1,325,973
Short-Intermediate Bond Fund	525,195,752		2,172,607	(26,206,449)	(24,033,842)
Short-Term Income Fund	124,482,999		683,844	(3,456,426)	(2,772,582)
Prime Money Market Fund*	5,761,196,786	*	—	—	—
Government Money Market Fund*	584,069,463	*	—	—	—
Tax-Free Money Market Fund*	822,613,778	*	—	—	—

* at amortized cost

Marshall Funds

The tax character of distributions reported on the Statements of Changes in Net Assets for the years ended August 31, 2008 and 2007 was as follows:

	2008			2007
Fund	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains	Ordinary Income(1)	Tax-Exempt Income	Long-Term Capital Gains
Large-Cap Value Fund	$6,522,355	$—	$12,822,870	$18,858,614	$—	$14,512,684
Large-Cap Growth Fund	151,091	—	21,123,638	345,013	—	7,550,618
Mid-Cap Value Fund	19,428,584	—	46,767,331	12,454,207	—	43,973,908
Mid-Cap Growth Fund	—	—	—	—	—	—
Small-Cap Growth Fund	17,082,535	—	31,056,917	4,818,455	—	11,372,971
International Stock Fund	32,223,608	—	33,263,139	3,530,293	—	47,774,480
Aggregate Bond Fund	13,765,481	—	—	2,198,919	—	—
Government Income Fund	32,362,793	—	—	28,521,867	—	—
Intermediate Tax-Free Fund	—	3,297,741	—	—	2,888,545	—
Short-Intermediate Bond Fund	21,468,239	—	—	31,170,098	—	—
Short-Term Income Fund	5,210,070	—	—	5,559,089	—	—
Prime Money Market Fund	205,089,830	—	—	240,796,645	—	—
Government Money Market Fund	15,550,662	—	—	13,620,708	—	—
Tax-Free Money Market Fund	29,923	18,383,049	—	13,636	14,927,950	23,860

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income.

As of August 31, 2008, the components of distributable earnings on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)
Large-Cap Value Fund	$1,043,988	$—	$58,562	$(4,642,267)	$27,146,615
Large-Cap Growth Fund	—	—	—	(1,891,366)	14,479,448
Mid-Cap Value Fund	819,627	—	12,789,702	—	14,756,642
Mid-Cap Growth Fund	—	—	8,371,209	—	11,870,515
Small-Cap Growth Fund	—	—	—	(30,320,397)	25,930,989
International Stock Fund	7,216,657	—	4,970,489	(9,935,285)	(20,721,533)
Aggregate Bond Fund	5,689,285	—	952,604	—	(7,926,810)
Government Income Fund	7,749,930	—	—	—	(15,382,549)
Intermediate Tax-Free Fund	605,021	(769)	474,694	—	1,325,973
Short-Intermediate Bond Fund	644,868	—	—	(15,004,661)	(24,033,842)
Short-Term Income Fund	30,620	—	—	(7,482,131)	(2,772,582)
Prime Money Market Fund	9,176	—	—	(343,046)	—
Government Money Market Fund	1,802	—	—	—	—
Tax-Free Money Market Fund	26,757	53	—	—	—

At August 31, 2008, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

	Capital Loss Carryforward to Expire in
Fund	2009	2010	2011	2012	2013	2014	2015	2016	Total
Short-Intermediate Bond Fund	$—	$2,011,667	$3,131,248	$—	$—	$5,042,619	$4,819,127	$—	$15,004,661
Short-Term Income Fund	928,524	944,182	322,004	1,989,874	797,744	906,238	983,288	610,277	7,482,131
Prime Money Market Fund	—	—	343,046	—	—	—	—	—	343,046

During the fiscal year ended August 31, 2008, the Mid-Cap Growth, Government Income, Intermediate Tax-Free, Short-Intermediate Bond and Prime Money Market Funds, respectively, utilized $8,596,454, $218,824, $130,326, $5,825,453 and $51,482 of capital loss carryforwards.

The Short-Term Income Fund had losses expiring during the fiscal year in the amount of $222,218.

As of August 31, 2008, the Large-Cap Value, Large-Cap Growth, Small-Cap Growth and International Stock Funds had $4,642,267, $1,891,366, $30,320,397 and $8,928,732, respectively, of post-October losses, which are deferred until September 1, 2008 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. As of August 31, 2008, the International Stock Fund had $1,006,553 of post-October currency losses, which are deferred until September 1, 2008 for tax purposes.

Notes to Financial Statements (continued)

5.	Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee—M&I Investment Management Corp., the Funds’ investment adviser (the “Adviser”), receives for its services an investment adviser fee based on a percentage of each Fund’s average daily net assets as listed below. Effective September 1, 2007, and later revised November 1, 2007, the Adviser implemented a breakpoint schedule for its investment advisory fees charged to the Equity and Fixed Income Funds (excluding the Small-Cap Growth Fund). Effective July 1, 2008, the Adviser implemented a breakpoint schedule for its investment advisory fees charged to the Money Market Funds. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	(September 1, 2007-October 31, 2007) Fund’s ADNA				(November 1, 2007-August 31, 2008) Fund’s ADNA
	on the first $500 million	on the next $250 million	on the next $250 million	in excess of $1 billion	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Large-Cap Value Fund	0.75%	0.74%	0.70%	0.65%	0.75%	0.74%	0.70%	0.65%
Large-Cap Growth Fund	0.75%	0.74%	0.70%	0.65%	0.75%	0.74%	0.70%	0.65%
Mid-Cap Value Fund	0.75%	0.74%	0.70%	0.65%	0.75%	0.74%	0.70%	0.65%
Mid-Cap Growth Fund	0.75%	0.74%	0.70%	0.65%	0.75%	0.74%	0.70%	0.65%
Small-Cap Growth Fund	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
International Stock Fund	1.00%	0.99%	0.95%	0.90%	1.00%	0.99%	0.95%	0.90%
Aggregate Bond Fund	0.40%	0.39%	0.35%	0.30%	0.40%	0.39%	0.30%	0.25%
Government Income Fund	0.40%	0.39%	0.35%	0.30%	0.40%	0.39%	0.30%	0.25%
Intermediate Tax-Free Fund	0.60%	0.59%	0.55%	0.50%	0.60%	0.59%	0.50%	0.45%
Short-Intermediate Bond Fund	0.40%	0.39%	0.35%	0.30%	0.40%	0.39%	0.30%	0.25%
Short-Term Income Fund	0.20%	0.19%	0.10%	0.10%	0.20%	0.19%	0.10%	0.10%

Fund	(September 1, 2007- June 30, 2008) Annual Rate	(July 1, 2008-August 31, 2008) Fund’s ADNA
		on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Prime Money Market Fund	0.15%	0.15%	0.135%	0.12%	0.105%	0.09%
Government Money Market Fund	0.20%	0.20%	0.185%	0.17%	0.155%	0.14%
Tax-Free Money Market Fund	0.20%	0.20%	0.185%	0.17%	0.155%	0.14%

The International Stock Fund’s sub-advisers are Trilogy Global Advisors, LLC and Acadian Asset Management, LLC. The Adviser compensates each sub-adviser based on the level of average daily net assets of the International Stock Fund managed by each sub-adviser.

Administrative Fee—M&I Trust, under the Administrative Services Agreement, provides the Funds with administrative personnel and services. Effective November 1, 2007, M&I Trust modified its breakpoint schedule for administrative fees charged to the Equity and Fixed Income Funds. Effective July 1, 2008, M&I Trust modified its breakpoint schedule for administrative fees charged to the Money Market Funds.

Equity & Fixed Income Funds
(September 1, 2007-October 31, 2007)		(November 1, 2007-August 31, 2008)
Annual Rate	ADNA	Annual Rate	ADNA
0.0925%	on the first $250 million	0.0925%	on the first $250 million
0.0850%	on the next $250 million	0.0850%	on the next $250 million
0.0800%	on the next $250 million	0.0800%	on the next $200 million
0.0700%	on the next $250 million	0.0400%	on the next $100 million
0.0600%	on the next $500 million	0.0200%	on the next $200 million
0.0400%	in excess of $1.5 billion	0.0100%	in excess of $1.0 billion

Marshall Funds

Money Market Funds
(September 1, 2007-June 30, 2008)		(July 1, 2008-August 31, 2008)
Annual Rate	ADNA	Annual Rate	ADNA
0.1000%	on the first $250 million	0.0400%	on the first $2 billion
0.0950%	on the next $250 million	0.0300%	on the next $2 billion
0.0800%	on the next $250 million	0.0250%	on the next $2 billion
0.0600%	on the next $250 million	0.0200%	on the next $2 billion
0.0400%	on the next $500 million	0.0100%	in excess of $8 billion
0.0200%	in excess of $1.5 billion

The fee paid to M&I Trust is based on each Fund’s average daily net assets with respect to the Equity Funds and Fixed Income Funds and the aggregate average daily net assets of all the Money Market Funds. M&I Trust may voluntarily choose to waive any portion of its fee. M&I Trust can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee—The Prime Money Market Fund is subject to a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. The Plan authorizes payments by the Fund to finance activities intended to result in the sale of its Advisor Class shares. The Plan provides that the Fund may incur distribution expenses of 0.30% of the average daily net assets of the Fund’s Advisor Class shares.

Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with Marshall Investor Services (“MIS”), a division of M&I Trust, each Fund pays MIS at the annual rate of 0.25% of average daily net assets of the Fund’s Investor and Advisor Class shares for the period. The fee paid to MIS is used to finance certain services for shareholders and to maintain shareholder accounts. MIS may voluntarily choose to waive any portion of its fee. MIS can modify or terminate this voluntary waiver at any time at its sole discretion.

Custodian Fees—M&I Trust is the Funds’ custodian, except for the International Stock Fund for which State Street Bank and Trust Company maintains custody. M&I Trust receives fees based on the level of each Fund’s average daily net assets consisting of two basis points on the first $250,000,000 and one basis point thereafter for the period.

Securities Lending—The Funds pay a portion of net revenue from securities lending to M&I Trust for its services as the securities lending agent. The securities lending income as shown in the Statements of Operations is net of these expenses. The following amounts were paid for the fiscal year ended August 31, 2008:

Fund	Fees Paid
Large-Cap Value Fund	$51,634
Large-Cap Growth Fund	51,729
Mid-Cap Value Fund	104,139
Mid-Cap Growth Fund	148,134
Small-Cap Growth Fund	438,342
International Stock Fund	115,239
Aggregate Bond Fund	155,384
Government Income Fund	441,901
Short-Intermediate Bond Fund	166,455
Short-Term Income Fund	29,004

General—Certain of the Officers and Directors of the Corporation are also Officers and Directors of one or more of the above companies, which are affiliates of the Corporation. None of the Fund officers or interested directors receive any compensation from the Funds.

6.	Investment Transactions

Purchases and sales of investments, excluding short-term U.S. government securities, short-term obligations and in-kind contributions, for the period ended August 31, 2008 were as follows:

	Other than U.S. Government Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Large-Cap Value Fund	$122,128,590	$157,624,433	$—	$—
Large-Cap Growth Fund	300,452,804	305,915,088	—	—
Mid-Cap Value Fund	167,325,357	427,092,897	—	—
Mid-Cap Growth Fund	481,397,854	461,552,164	—	—
Small-Cap Growth Fund	550,474,951	489,876,378	—	—
International Stock Fund	316,137,160	398,332,479	—	—
Aggregate Bond Fund	254,631,330	174,779,370	805,439,347	744,464,013
Government Income Fund	95,032,312	143,242,419	2,147,388,612	2,134,444,930
Intermediate Tax-Free Fund	164,968,255	159,417,089	—	—
Short-Intermediate Bond Fund	271,250,353	389,212,739	1,067,276,692	1,162,943,873
Short-Term Income Fund	29,927,055	26,193,083	20,642,482	32,286,789

Notes to Financial Statements (continued)

7.	Line of Credit

The Corporation, on behalf of the respective Funds, entered into a $25,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with State Street Bank and Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% per annum over the Federal Funds rate. The LOC includes a commitment fee of 0.09% per annum on the daily unused portion. The Mid-Cap Value Fund, Mid-Cap Growth Fund, Government Money Market Fund, and Tax-Free Money Market Fund utilized the LOC during the year ended August 31, 2008. No borrowings were outstanding under the LOC at August 31, 2008. For the year ended August 31, 2008, the average daily loan balances outstanding were $3,525, $16,595, $2,186, and $82,112, and the weighted average interest rates were 5.0625%, 2.6563%, 5.0000%, and 5.0176%, respectively.

8.	Shareholder Tax Information (Unaudited)

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2008, the percentages which qualify for the dividend received deduction available to corporate shareholders were as follows:

Fund	Percentage
Large-Cap Value Fund	100.00%
Large-Cap Growth Fund	100.00
Mid-Cap Value Fund	42.85
Small-Cap Growth Fund	2.06
International Stock Fund	39.23

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2008, the percentages which are designated as qualified dividend income were as follows:

Fund	Percentage
Large-Cap Value Fund	100.00%
Large-Cap Growth Fund	100.00
Mid-Cap Value Fund	37.21
Small-Cap Growth Fund	0.90
International Stock Fund	0.02

For Federal income tax purposes, the Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Small-Cap Growth, and International Stock Funds designate long-term capital gain dividends of $12,822,870, $21,123,638, $46,767,331, $31,056,917, and $33,263,139, respectively, or amounts determined to be necessary, for the year ended August 31, 2008.

For Federal income tax purposes, the Aggregate Bond, Government Income, Short-Intermediate Bond, Short-Term Income, Prime Money Market and Government Money Market Funds designate qualified interest income dividends of $12,396,204, $32,362,793, $21,468,239, $5,210,070, $205,089,830 and $15,544,066, respectively, or amounts determined to be necessary, for the year ended August 31, 2008.

For Federal income tax purposes, the Aggregate Bond and Government Money Market Funds designate qualified short-term capital gain dividends of $1,369,277 and $6,596, respectively, or amounts determined to be necessary, for the year ended August 31, 2008.

For Federal income tax purposes, the Intermediate Tax-Free Fund and Tax-Free Money Market Funds designate tax-exempt dividends of $3,297,741 and $18,383,049, respectively, or amounts determined to be necessary, for the year ended August 31, 2008.

Pursuant to Section 853 of the Internal Revenue Code of 1986, the International Stock Fund designates $12,863,538 of income derived from foreign sources and $1,332,420 of foreign taxes paid, or amounts determined to be necessary, for the year ended August 31, 2008.

Of the ordinary income (including short-term capital gain) distributions made by the International Stock Fund during the year ended August 31, 2008, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock, or amounts determined to be necessary, are $0.4778 and $0.0443, respectively.

9.	Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.” The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs), and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. Management continues to evaluate the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds’ financial statements.

Marshall Funds

In addition, in February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“FAS 159”), which is also effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of the fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management continues to evaluate the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds’ financial statements.

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. The provisions are effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management has recently begun to evaluate the application of the Statement to the Funds, and is not in a position at this time to evaluate the significance of its impact, if any, on the Funds’ financial statements.

10.	Subsequent Events (Unaudited)

Market Conditions Subsequent to Fiscal Year-End

Subsequent to the fiscal year-end of the Funds, financial markets have incurred an unusually high degree of volatility, especially in the equity markets. Those markets have declined significantly in response to the foreclosures and restructurings of several major financial institutions. As a result, the Funds’ net asset values per share reflect those market movements.

Fund Participation in the Temporary Guarantee Program for Money Market Funds

On October 2, 2008, the Prime Money Market Fund, Government Money Market Fund, and Tax-Free Money Market Fund filed a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) and paid a fee to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Board of Directors determined that each of these Fund’s participation in the Program was in the best interests of the Funds and their respective shareholders. Under the Program, the Treasury will guarantee the share price of shares of a fund held by shareholders as of September 19, 2008 at $1.00 per share if the fund’s net asset value per share falls below $0.995 (a “Guarantee Event”) during the coverage period and the fund is required to liquidate. The Program’s guarantee is for the lesser of: (a) the number of fund shares owned by the shareholder at the close of business on September 19, 2008; or (b) the number of fund shares owned by the shareholder on the date of a Guarantee Event. Each Fund paid a fee equivalent to 0.01% of each Fund’s net assets to participate in the Program. If the Treasury elects to extend the guarantee period beyond December 18, 2008 and the Funds continue to participate, additional fees will be paid by the Funds.

Temporary Revision of Rule 2a-7 For Valuing Money Market Funds

Rule 2a-7 of the Act requires money market funds to periodically calculate the extent of deviation, if any, of the current net asset value per share calculated using available market quotations from the money market fund’s amortized cost price per share. On October 10, 2008, the staff of the Securities and Exchange Commission’s Division of Investment Management issued a no-action letter granting relief until January 12, 2009 to allow money market funds to comply with Rule 2a-7 by using the amortized cost method of valuing certain of their portfolio securities unless the particular circumstances, i.e., the impairment of the creditworthiness of the issuer, suggest that amortized cost is no longer appropriate. The staff’s position is limited to portfolio securities that have a remaining maturity of 60 days or less, are first tier securities and the fund reasonably expects to hold to maturity. The valuation procedures for the Prime Money Market Fund, Government Money Market Fund and Tax-Free Money Market Fund were revised accordingly as of the letter’s issue date.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Marshall Funds, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Marshall Large-Cap Value Fund, Marshall Large-Cap Growth Fund, Marshall Mid-Cap Value Fund, Marshall Mid-Cap Growth Fund, Marshall Small-Cap Growth Fund, Marshall International Stock Fund, Marshall Aggregate Bond Fund, Marshall Government Income Fund, Marshall Intermediate Tax-Free Fund, Marshall Short-Intermediate Bond Fund, Marshall Short-Term Income Fund, Marshall Prime Money Market Fund, Marshall Government Money Market Fund, and Marshall Tax-Free Money Market Fund (each a series of Marshall Funds, Inc. hereafter referred to as the “Funds”) at August 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2008 by correspondence with custodians and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the period August 31, 2005 and prior were audited by other independent auditors. Those independent auditors expressed an unqualified opinion in the report dated October 26, 2005.

PricewaterhouseCoopers LLP

Chicago, IL

October 22, 2008

Directors and Officers of the Funds

The following tables provide information about each director and officer of the Funds. The address of each director and officer is 111 East Kilbourn Avenue, Suite 200, Milwaukee, WI 53202. The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge and upon request, by calling 1-800-236-FUND (3863).

INTERESTED DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser* Age: 51	Director and President	2004-2009; since May 1999	Vice President of M&I Investment Management Corp. (“Adviser”) and Marshall & Ilsley Trust Company (“M&I Trust”) since 1998.	14	None
Kenneth C. Krei* Age: 58	Director	2004-2009; since July 2004	Chairman of M&I Financial Advisors, Inc. and M&I Insurance Services, Inc. since January 2005; Director and Chief Executive Officer of the Adviser since July 2003; Director, President and Chief Executive Officer of M&I Trust since July 2003; Senior Vice President of Marshall & Ilsley Corporation (a bank holding company) since July 2003.	14	None
* Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, the Adviser and M&I
Trust. Mr. Krei is an “interested person” of the Corporation due to the positions that he holds with the Adviser, M&I Trust and Marshall & Ilsley Corporation.

Directors and Officers of the Funds (continued)

INDEPENDENT DIRECTORS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 66	Independent Director	2006-2011; since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	14	None
Benjamin M. Cutler Age: 63	Independent Director	2004-2009; since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004; Chairman, Assurant Health (a health insurer), and Executive Vice President, Assurant, Inc. (an insurance company), from 2002 to 2004; President and CEO, Fortis Health (a health insurer), from 1996 to 2003.	14	None
John DeVincentis Age: 74	Independent Director	2004-2009; since October 1993	Independent financial consultant; retired; formerly, Senior Vice President of Finance, In-Sink-Erator Division of Emerson Electric Corp. (an electrical products manufacturer).	14	None
John A. Lubs Age: 60	Independent Director	2004-2009; since July 2004	Vice Chairman, Mason Companies, Inc. (a footwear distributor), since October 2004; President and Chief Operating Officer, Mason Companies, Inc., from 1990 to 2004.	14	None
James Mitchell Age: 61	Independent Director	2004-2009; since March 1999	Chairman, Golner Precision Products, Inc. (a supplier of machine parts), since 2004; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company), from 2001-2007; Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992.	14	None
Barbara J. Pope Age: 60	Independent Director	2004-2009; since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm) since 1992; President of Sedgwick Street Fund LLC (a private investment partnership) since 1996; formerly, Tax Partner, Price Waterhouse.	14	None

Directors and Officers of the Funds (continued)

PRINCIPAL OFFICERS
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 35	Treasurer	Re-elected by the Board annually; since February 2006	Vice President of the Adviser since February 2006; Financial Services Audit Senior Manager, PricewaterhouseCoopers LLP, prior thereto.
John D. Boritzke Age: 52	Vice President	Re-elected by the Board annually; since October 2001	Vice President of the Adviser and M&I Trust since 1993.
Daniel Eyre Age: 40	Anti-Money Laundering Compliance Officer	Re-elected by the Board annually; since June 2004	Manager, MIS, a division of M&I Trust, since April 2004; Programmer and Analyst, Metavante Corporation (a banking and payments technology provider), prior thereto.
William A. Frazier Age: 52	Vice President	Re-elected by the Board annually; since October 2001	Vice President of the Adviser and M&I Trust since 1985.
Angela L. Pingel Age: 37	Secretary	Re-elected by the Board annually; since March 2008	Vice President and Securities Counsel of the Adviser and M&I Trust since 2007; Counsel, U.S. Bancorp Fund Services LLC, 2004-2007; Associate, Krukowski & Costello, S.C. (a law firm), 2002-2004.
Stephen R. Oliver Age: 57	Chief Compliance Officer	Re-elected by the Board annually; since July 2008	Vice President M&I Trust and M&I Financial Advisors, Inc., since March 2006; President, Gold Bank Funds from February 2006 to June 2006; Chief Compliance Officer, Gold Bank Funds from December 2001 to June 2006; Senior Vice President, Gold Capital Management, Inc. (broker/dealer) and Senior Vice President, Gold Financial Services, Inc. (financial holding company) from September 1998 to March 2006; President, Gold Insurance, Inc. (full line insurance agency); and President, Gold Reinsurance Company Ltd. (reinsurance company) from December 2001 to March 2006.

July 30, 2008

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts

Approval of Continuation of Advisory Contracts

Marshall Funds, Inc. (the “Corporation”) has an investment advisory contract with M&I Investment Management Corp. (the “Adviser”) under which the Adviser manages the Marshall Funds (the “Funds”). The Corporation also has sub-advisory contracts with two sub-advisers for the management of the investments of Marshall International Stock Fund. The investment advisory contract and the sub-advisory contracts are referred to as the “Contracts.” The Directors of the Corporation, more than 75% of whom have never been affiliated with the Adviser (“Independent Directors”), oversee the management of each Fund and, as required by law, determine at least annually whether to continue each Contract.

In connection with their most recent consideration of the Contracts, the Directors received and reviewed a substantial amount of information provided by the Adviser and its affiliate, Marshall & Ilsley Trust Company, which is the Funds’ administrator (the “Administrator”), and by the respective sub-advisers in response to detailed requests of the Independent Directors and their independent legal counsel. They discussed with representatives of management the operations of the Funds and the nature and quality of the advisory and other services provided to the Funds by the Adviser, the Administrator and the sub-advisers. The Independent Directors also received and reviewed a memorandum from their counsel regarding their responsibilities in considering continuation of the Contracts. They also considered a broad range of information they had received during the preceding year in the course of their service as Directors, including information gained in their meetings with each of the portfolio managers of the Funds. Throughout their consideration of the Contracts the Independent Directors were advised by their independent legal counsel. The Independent Directors met on two separate occasions with management to consider the Contracts, and at each of those meetings they also met separately in executive session with their counsel.

At a meeting held on July 30, 2008, based on their evaluation of the information provided by the Adviser, the Administrator and the sub-advisers and other information, the Directors determined that the overall arrangements between each Fund and the Adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser and the Administrator and, in the case of Marshall International Stock Fund, the sub-advisers, the fees charged for those services, and other matters that the Directors considered relevant in the exercise of their business judgment. At that meeting the Directors, including all of the Independent Directors, unanimously approved the continuation of the investment advisory contract for each Fund and the sub-advisory contracts for Marshall International Stock Fund, each for an additional one-year period, subject to earlier termination as provided in each contract.

In considering the continuation of the Contracts, the Directors reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Directors’ determination to approve the continuation of the Contracts are discussed separately below.

Nature, Extent and Quality of Services

The Directors reviewed the nature, extent and quality of the services provided to the Funds by the Adviser, the Administrator and the sub-advisers, taking into account the investment objective and strategy of each Fund and the knowledge the Directors gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Directors reviewed the resources and key personnel of the Adviser and sub-advisers, especially the personnel who provide investment management services to the Funds. The Directors also considered other services provided to the Funds by the Adviser and the Administrator and the sub-advisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, providing administrative services, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Directors and Director committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Directors concluded that the nature and extent of the services provided to each Fund by the Adviser and the Administrator, and to Marshall International Stock Fund by each sub-adviser, were appropriate and consistent with the terms of the respective Contracts, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser, the Administrator and each sub-adviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated their continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Directors considered the performance of each Fund over various time periods. They reviewed information comparing each Fund’s performance with the performance of the Fund’s benchmark and with the performance of comparable funds and peer groups identified by Lipper Inc. (“Lipper”). They concluded that some Funds had performed extremely well over all or nearly all time periods considered and that a majority of the Funds had performed as well as or better than the medians for their

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts (continued)

respective Lipper categories for each of those periods. Although the performance of some Funds lagged that of their peers for certain periods, the Directors also concluded that the Adviser was taking appropriate steps to address the under-performance.

Costs of Services Provided and Profits Realized by the Adviser

The Directors examined information on the fees and expenses of each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the rate of management (investment advisory and administrative) fees for many of the Funds, after voluntary fee waivers, were below the median management fee rates for the funds in their respective Lipper expense peer groups, and that a substantial majority of the Funds had total expense ratios below the median expense ratios of their peer groups.

The Directors considered the methodology used by the Adviser and the sub-advisers in determining compensation payable to their portfolio managers, the competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Directors also reviewed management fees charged by the Adviser to its separate account clients. Although the separate account fee rates for various investment strategies at asset levels above $50 million were lower than management fees for Funds having similar strategies, the Directors noted that the Adviser and the Administrator perform significant additional services for the Funds that they do not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, Director support, regulatory compliance and numerous other services, and that, in serving the Funds, the Adviser and the Administrator assume many legal risks that they do not assume in servicing many of their other clients.

The Directors also considered the profitability to the Adviser and the Administrator of their relationships with each Fund. They recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager’s capital structure and cost of capital. However, based on their review they concluded that the profitability of the Adviser and its affiliates from their relationships with the Funds was not unreasonable.

Finally, the Directors considered the financial condition of the Adviser and each sub-adviser, which they found to be sound.

The Directors concluded that the rates of management fees and other compensation payable by each Fund to the Adviser and its affiliates, as well as the fees paid by the Adviser to the sub-advisers of Marshall International Stock Fund, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser charges to other clients. The Directors also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, the investment performance of the Fund and the expense limitations provided by the Adviser.

Economies of Scale

The Directors received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that the expense ratios of a substantial majority of the Funds were below the median expense ratios for their respective peer groups; and, for those Funds whose expenses are being reduced by the voluntary waivers by the Adviser of a portion of its fees, the Adviser is subsidizing the Funds. Based on all of the information they reviewed, the Directors concluded that the proposed fee structure of each Fund was reasonable and that the rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Other Benefits to the Adviser

The Directors also considered benefits that accrue to the Adviser and its affiliates from their relationships with the Funds and the use by the Adviser and one of the sub-advisers of commissions paid by many of the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser. The Directors concluded that the use of the Funds’ “soft” commission dollars to obtain research products and services was consistent with regulatory requirements and was likely to benefit each Fund that pays brokerage commissions. The Directors also concluded that, other than the services provided by the Adviser pursuant to the investment advisory contract and the fees to be paid by each Fund therefor, the Funds and the Adviser may potentially benefit from their relationship with each other in other ways. They concluded that the Adviser benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from the Adviser’s receipt of those products and services, as well as research products and services acquired through commissions paid by other clients of the Adviser. They

Shareholder Report Disclosure of Directors’ Approval of Continuation of Contracts (continued)

further concluded that success of any Fund could attract other business to the Adviser and that the success of the Adviser could enhance the Adviser’s ability to serve the Funds.

After full consideration of the above factors as well as other factors that were instructive in evaluating the Contracts, the Directors, including all of the Independent Directors, concluded that the continuation of the investment advisory contract for each Fund giving effect to the reductions in fees, and the sub-advisory contracts for Marshall International Stock Fund, was in the best interest of the Fund and its shareholders.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectuses, which contain facts concerning each Fund’s objective and policies, management fees, expenses, and other information.

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the Funds’ Statement of Additional Information, which is available on the Funds’ website at http://www.marshallfunds.com and on the SEC’s website at http://www.sec.gov.

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-800-236-FUND (3863) and by accessing the SEC’s website at http://www.sec.gov.

Disclosure of Portfolio Holdings

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shares of the Marshall Funds are not bank deposits or other obligations of, or issued, endorsed or guaranteed by, M&I Marshall & Ilsley Bank or any of its affiliates. Shares of the Marshall Funds, like shares of all mutual funds, are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

Marshall Investor Services

P.O. Box 1348

Milwaukee, Wisconsin 53201-1348

1-800-236-FUND (3863)

414-287-8555

http://www.marshallfunds.com

M&I Distributors, LLC, Distributor

M&I Investment Management Corp., Investment Adviser

©2008 Marshall Funds, Inc.

Not FDIC Insured	No Bank Guarantee	May Lose Value

08-321-074 (8/08)

Item 2.	Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the Registrant has four audit committee financial experts serving on its audit committee, each of whom is “independent” within the meaning of Form N-CSR: John DeVincentis, Barbara J. Pope, John A. Lubs and Benjamin M. Cutler. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

The aggregate fees billed for professional services by PricewaterhouseCoopers LLP during the fiscal year 2008 and 2007 were as follows:

(a) Audit Fees for Registrant.

Fiscal year ended August 31, 2008	$261,000
Fiscal year ended August 31, 2007	$253,500

(b) Audit-Related Fees for Registrant. These fees were billed by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements.

Fiscal year ended August 31, 2008	$49,500
Fiscal year ended August 31, 2007	$48,000

(c) Tax Fees for Registrant. These fees were billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice and tax planning.

Fiscal year ended August 31, 2008	$50,500
Fiscal year ended August 31, 2007	$49,000

(d) All Other Fees.

Fiscal year ended August 31, 2008	None
Fiscal year ended August 31, 2007	None

(e)	Audit Committee’s pre-approval policies and procedures.

(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	During the fiscal year ended August 31, 2008, all of the non-audit services provided by the Registrant’s principal accountant were pre-approved by the audit committee.

(f)	None.

(g)	During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s independent auditors to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed November 8, 2006.

(a)(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Marshall Funds, Inc.

/s/ John M. Blaser
By:	John M. Blaser
President
October 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ John M. Blaser
By:	John M. Blaser
President
(Principal Executive Officer)
October 22, 2008

/s/ Timothy M. Bonin
By:	Timothy M. Bonin
Treasurer
(Principal Financial Officer)
October 22, 2008